                         EXHIBIT I
                         _________

THIS FOURTH SUPPLEMENTAL TRUST DEED is made on 5th March, 1999 BETWEEN:

(1) IBM CREDIT CORPORATION, a company incorporated under the laws of the State of Delaware, United States of America, whose registered and head office is at North Castle Drive, Armonk, New York 10504 United States of America ("IBM Credit");

(2) IBM INTERNATIONAL FINANCE N.V., a company incorporated under the laws of The Netherlands, whose registered and head office is at Johan
Huizingalaan
765, 1066 VH Amsterdam, The Netherlands ("IBM International
Finance");

(3)INTERNATIONAL BUSINESS MACHINES CORPORATION, a company incorporated under the laws of the State of New York, United States of America, whose registered and head office is at New Orchard Road, Armonk, New York 10504
United States of America ("IBM" and, together with IBM Credit and IBM International Finance, the "Issuers" and each an "Issuer"); and

(4)THE LAW DEBENTURE TRUST CORPORATION p.l.c., a company incorporated under the laws of England, whose registered office is at Princes House, 95 Gresham Street, London EC2V 7LY, England (the "Trustee", which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) as trustee for the Noteholders and Couponholders.

WHEREAS:

(A)This Fourth Supplemental Trust Deed is supplemental to:

(i)the Trust Deed dated 30th July, 1993 (hereinafter called the
"Principal
Trust Deed") made between IBM International Finance and the Trustee and relating to the e4,000,000,000 (originally ECU3,000,000,000) Euro Medium
Term Note Programme established by IBM International Finance (the
"Programme");

(ii) the First Supplemental Trust Deed dated 28th February, 1996 (herein after called the "First Supplemental Trust Deed") made between the Issuers and the Trustee and modifying and restating the provisions of the Principal Trust Deed;

(iii)the Second Supplemental Trust Deed dated 10th March, 1997
(hereinafter
called the "Second Supplemental Trust Deed") made between the Issuers and the Trustee and further modifying the provisions of the Principal Trust Deed (as previously modified and restated); and

(iv)the Third Supplemental Trust Deed dated 6th March, 1998 (together with the Principal Trust Deed, the First supplemental Trust Deed and the Second Supplemental Trust deed, the "Subsisting Trust Deeds") made between the Issuers and the Trustee and further modifying the provisions of the Principal Trust Deed (as previously modified and restated).

(B) On 5th March, 1999 the Issuers published modified Listing
Particulars relating to the Programme (the "Listing Particulars").

(C) By virtue of Clause 18(B) of the Principal Trust Deed the Trustee may without the consent of the Noteholders, the Receiptholders or Couponholders at any time and from time to time concur with the Issuer (as there in defined) in making any modification, inter alia, to these presents (other than as therein provided) which in the opinion of the Trustee it may be proper to make PROVIDED THAT the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders.

(D) The Issuers have requested the Trustee to concur in making further modifications to the Trust Deed to reflect the relevant modifications to the Listing Particulars referred to in Recital (B) above.

(E) The Trustee, being of the opinion that it is proper to make the further modifications referred to in Recital (D) above and that they are not materially prejudicial to the interests of the Noteholders, has concurred with the Issuers in making such modifications and, as evidenced by its execution hereof, has agreed that notice of such further modifications need not be given to the Noteholders.

NOW THIS FOURTH SUPPLEMENTAL TRUST DEED WITNESSES AND IT IS HEREBY DECLARED as follows:

1. All words and expressions defined in the Subsisting Trust Deeds shall, unless the context otherwise requires, have the same meaning in this Fourth Supplemental Trust Deed.

2.   Save:

(i) in relation to all Series of Notes issued during the period up to and including the day last preceding the date of this Fourth Supplemental Trust Deed and any Notes issued on or after the date of this Fourth Supplemental
Trust Deed so as to be consolidated and form a single Series with the Notes of any Series issued during the period up to and including such last preceding day; and

(ii) for the purpose (where necessary) of construing the provisions o    f
this Fourth Supplemental Trust Deed,

with effect on and from the date of this Fourth Supplemental Trust Deed:

(a) the Principal Trust Deed (as previously modified and restated) is further modified in such manner as would result in the Principal Trust Deed being in the form set out in the Schedule hereto;

(b) the provisions of the Subsisting Trust Deeds (insofar as the same still have effect) shall cease to have effect and in lieu thereof the pro visions of the Principal Trust Deed (being in the form set out in the Schedule hereto) shall have effect.

3. The provisions of the Subsisting Trust Deeds as further modified by this
Fourth Supplemental Trust Deed shall be valid and binding obligations of each of IBM Credit, IBM International Finance, IBM and the Trustee.

4. The Subsisting Trust Deeds and this Fourth Supplemental Trust Deed shall henceforth be read and construed together as one trust deed.

5. A memorandum of this Fourth Supplemental Trust Deed shall be endorsed by the Trustee on the original of the Principal Trust Deed and by the Issuers on their respective duplicates of the Principal Trust Deed.

THIS TRUST DEED is made on 30th July, 1993 BETWEEN:

(1) IBM CREDIT CORPORATION, a company incorporated under the laws of the State of Delaware, United States of America, whose registered and head office is at North Castle Drive, Armonk, New York 10504, United States of America ("IBM Credit");

(2) IBM INTERNATIONAL FINANCE N.V., a company incorporated under the laws of The Netherlands, whose registered and head office is at Johan
Huizingalaan
765, 1066 VH Amsterdam, The Netherlands ("IBM International
Finance");

(3) INTERNATIONAL BUSINESS MACHINES CORPORATION, a company incorporated under the laws of the State of New York, United States of America, whose registered and head office is at New Orchard Road, Armonk, New York 10504,
United States of America ("IBM" and, together with IBM Credit and
IBM International Finance, the "Issuers" and each an "Issuer"); and

(4) THE LAW DEBENTURE TRUST CORPORATION p.l.c., a company incorporated under the laws of England, whose registered office is at Princes House, 95 Gresham Street, London EC2V 7LY, England (the "Trustee", which expression shall, wherever the context so admits, include such company and all other persons or companies for the time being the trustee or trustees of these presents) as trustee for the Holders and Couponholders (each as defined below).

WHEREAS:

(1) By resolutions of the Board of Directors of IBM Credit passed on 13th
 December, 1995, 1st November, 1997, 1st January, 1998, 11th February, 1998 and 12th February, 1999, by resolutions of the Board of Directors of
IBM International Finance passed on 23rd June, 1993, 16th February, 1996, 27th February, 1997, 23rd February, 1998 and 19th February, 1999 and by resolutions of the Board of Directors of IBM passed on 28th November, 1995 and 27th January, 1998 the Issuers have resolved to establish a Euro Medium Term Note Programme pursuant to which the Issuers may issue from time to time Notes as set out herein. Up to a maximum nominal amount from time to time outstanding of e4,000,000,000 (subject to increase as provided in the Programme Agreement (as defined below)) (the "Programme Limit") may be issued pursuant to the said Programme.

(2) The Trustee has agreed to act as trustee of these presents for the benefit of the Noteholders and Couponholders upon and subject to the terms and conditions of these presents.

NOW THIS TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED as follows:

1.   DEFINITIONS

(A) IN these presents unless there is anything in the subject or context inconsistent therewith the following expressions shall have the following meanings:

"Agency Agreement" means the Agency Agreement dated 30th July, 1993 as amended and restated on 5th March, 1999, pursuant to which the Issuers appointed
The Chase Manhattan Bank, London office, as the Agent, Chase Manhattan Bank Luxembourg S.A. and Kas-Associatie N.V. as the Paying Agents and The Chase Manhattan Bank, New York office, as the Registrar in relation to all or any Series of the Notes and any other agreement for the time being in force appointing further or other Agents or Paying Agents or another Registrar in relation to all or any Series of the Notes, or in connection with their duties, the terms of which have been approved in writing by the Trustee, together with any agreement for the time being in force amending or modifying with the prior written approval of the Trustee any of the aforesaid agreements;

"Agent" means, in relation to all or any Series of the Notes, The Chase Manhattan Bank at its office at Trinity Tower, 9 Thomas More Street, London
E1 9YT, England or any successor agent in relation thereto which shall become such pursuant to the provisions of the Agency Agreement or such other agent in relation thereto as may (with the prior written approval of, and on terms previously approved in writing by, the Trustee) from time to time be appointed as such by the Issuers and (except in the case of the initial Agent) notice of whose appointment has been given to the Noteholders pursuant to Clause13(xiii) in accordance with Condition16;

"Agreement Date" has the meaning ascribed thereto in the Programme
Agreement;

"Appointee" means any attorney, manager, agent, delegate or other person appointed by the Trustee under these presents;

     "Attributable Debt" has the meaning ascribed thereto in Condition 3;

"Auditors" means the auditors for the time being of the relevant Issuer or, in the event of their being unable or unwilling promptly to carry out any action requested of them pursuant to the provisions of these presents, such other firm of accountants as may be nominated or approved by the Trustee;

"Bearer Notes" means those of the Notes which are for the time being in bearer form;

"Cedelbank" means Cedelbank, a limited liability company (societe anonyme) organised under Luxembourg law;

"Conditions" means, in relation to the Notes of any Series, the terms and conditions attached to, or endorsed on, or incorporated by reference in, the Notes constituting such Series, such terms and conditions being in the form or substantially in the form set out in Schedule 1 or in such other form, having regard to the terms of issue of the Notes of the relevant
Series, as may be agreed between the relevant Issuer, the Agent, the Trustee and the relevant Purchaser(s) as modified and supplemented by the Pricing Supplement applicable to the Notes of the relevant Series, in each case as from time to time modified in accordance with the provisions of these presents;

     "Consolidated Net Tangible Assets" has the meaning ascribed thereto in Condition 3;

"Coupon" means an interest coupon appertaining to a Definitive Bearer
Note
(other than a Zero Coupon Note), such coupon being:

(i) if appertaining to a Fixed Rate Note, in the form or substantially in the form set out in Part V A of Schedule 2 or in such other form, having regard to the terms of issue of the Notes of the relevant Series, as may be agreed between the relevant Issuer, the Agent, the Trustee and the relevant Purchaser(s); or

(ii) if appertaining to a Floating Rate Note or an Index Linked Interest Note, in the form or substantially in the form set out in Part V B of
Schedule 2 or in such other form, having regard to the terms of issue of the Notes of the relevant Series, as may be agreed between the relevant Issuer, the Agent, the Trustee and the relevant Purchaser(s); or

(iii) if appertaining to a Definitive Bearer Note which is neither a Fixed
Rate Note nor a Floating Rate Note nor an Index Linked Interest Note, in such form as may be agreed between the relevant Issuer, the Agent, the Trustee and the relevant Purchaser(s),

and includes, where applicable, the Talon(s) appertaining thereto and any replacements for Coupons and Talons issued pursuant to Condition 14;

"Couponholders" means the several persons who are for the time being holders of the Coupons and includes, where applicable, the Talonholders;

"Dealer Accession Letter" has the meaning ascribed thereto in the Programme Agreement;

"Dealers" means Credit Suisse First Boston (Europe) Limited, Deutsche
Bank
AG London, Goldman Sachs International, Lehman Brothers International (Europe), Merrill Lynch International, J.P. Morgan Securities Ltd., Morgan
Stanley & Co. International Limited, Paribas and UBS AG, acting through its division Warburg Dillon Read and any other entity which the relevant Issuer may appoint as a Dealer pursuant to a Dealer Accession Letter or a Subscription Agreement and notice of whose appointment has been given to the Agent and the Trustee by the relevant Issuer in accordance with the provisions of the Programme Agreement but excluding any entity whose appointment has been terminated in accordance with the terms of the Programme Agreement and notice of whose termination has been given to the Agent and the Trustee by the relevant Issuer in accordance with the provisions of the Programme Agreement and references to "a relevant Dealer" or "relevant Dealers" mean, in relation to any Series of Notes, the Dealer or Dealers with whom the relevant Issuer has agreed the issue of the Notes of such Series and "Dealer" means any one of them;

"Debt" has the meaning ascribed thereto in Condition 3;

"Definitive Bearer Notes" means Bearer Notes in definitive form issued or, as the case may require, to be issued by the relevant Issuer in accordance with the provisions of the Programme Agreement or any other agreement between the relevant Issuer and the relevant Dealer(s) in exchange for a Temporary Global Note or part thereof or a Permanent Global Note (as indicated in the applicable Pricing Supplement), such Bearer Notes in definitive form being in the form or substantially in the form set out in
Part III A of Schedule 2 with such modifications (if any) as may be agreed between the relevant Issuer, the Agent, the Trustee and the relevant Purchaser(s) and having the Conditions either attached thereto or endorsed hereon or, if permitted by the Stock Exchange and agreed by the relevant Issuer and the relevant Purchaser(s), incorporating the Conditions by reference (where applicable to these presents) as indicated in the applicable Pricing Supplement and having the applicable Pricing Supplement either endorsed thereon or attached thereto and (except in the case of a Zero Coupon Note) having Coupons and, where appropriate, Receipts and/ or Talons attached thereto on issue;

"Definitive Notes" means Definitive Bearer Notes and/or, as the context may require, Definitive Registered Notes;

"Definitive Registered Notes" means Registered Notes in definitive form issued or, as the case may require, to be issued by IBM International Finance in accordance with the provisions of the Programme Agreement or any other agreement between IBM International Finance and the relevant Purchaser(s) either on issue or in exchange for a Temporary Global Note or part thereof (all as indicated in the applicable Pricing Supplement), such
Registered Notes in definitive form being in the form or substantially in the form set out in Part III B of Schedule 2 with such modifications (if any) as may be agreed between IBM International Finance, the Agent, the Trustee and the relevant Purchaser(s) and having the Conditions either attached thereto or endorsed thereon or, if permitted by the Stock Exchange and agreed by the relevant Issuer and the relevant Purchaser(s), incorporating the Conditions by reference (where applicable to these present(s) as indicated in the applicable Pricing Supplement and having the applicable Pricing Supplement either endorsed thereon or attached thereto and having a Form of Transfer endorsed thereon;

"Dual Currency Note" means a Note in respect of which payments of principal and/or interest are made or to be made in such different currencies, and at rates of exchange calculated upon such basis or bases, as the relevant
Issuer and the relevant Purchaser(s) may agree (as indicated in the applicable Pricing Supplement);

"Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System;

"Event of Default" means any of the conditions, events or acts provided in Condition 10 to be events upon the happening of which the Notes of any Series would, subject only to notice by the Trustee as therein provided, become immediately due and repayable;

"Exchange Rate" has the meaning ascribed thereto in the Programme
Agreement;



"Extraordinary Resolution" has the meaning set out in paragraph 20 of
Schedule 4;

"Fixed Rate Note" means a Note on which interest is calculated at a fixed rate, payable on a fixed date or dates, as may be agreed between the relevant Issuer and the relevant Purchaser(s) and on redemption and as indicated in the applicable Pricing Supplement;

"Floating Rate Note" means a Note on which interest is calculated at a floating rate, payable on an Interest Payment Date or Interest Payment Dates, as may be agreed between the relevant Issuer and the relevant
Purchaser(s)
and on redemption and as indicated in the applicable Pricing Supplement;

"Form of Transfer" means the form of transfer endorsed on a Definitive Registered Note in the form or substantially in the form set out in
Part III B of Schedule 2;

"Funded Debt" has the meaning ascribed thereto in Condition 3;

"Global Note" means a Temporary Global Note and/or a Permanent Global Note, as the context may require;

"Index Linked Interest Note" means a Note in respect of which the amount payable in respect of interest is calculated by reference to an index and/or a formula as the relevant Issuer and the relevant Dealer(s) may agree (as indicated in the applicable Pricing Supplement);

"Index Linked Note" means an Index Linked Interest Note and/or an Index Linked Redemption Note, as applicable;

"Index Linked Redemption Note" means a Note in respect of which the amount payable in respect of principal is calculated by reference to an index and/or a formula as the relevant Issuer and the relevant Dealer(s) may agree (as indicated in the applicable Pricing Supplement);

"Interest Commencement Date" means, in the case of interest-bearing Notes, the date specified in the applicable Pricing Supplement from which such Notes bear interest, which may or may not be the Issue Date;

"Interest Payment Date" means, in relation to any Floating Rate Note or Index Linked Interest Note either:

(i) the date which falls the number of months or other period specified as the "Interest Period" in the applicable Pricing Supplement after the preceding Interest Payment Date or the Interest Commencement Date (in the case of the first Interest Period); or

(ii)     such date or dates as are indicated in the applicable Pricing
Supplement;

"Issue Date" means, in respect of any Note, the date of the issue and purchase of such Note pursuant to Clause2 of the Programme Agreement or any other agreement between the relevant Issuer and the relevant
Purchaser(s)
being, in the case of any Permanent Global Note or Definitive Note the same date as the date of issue of the Temporary Global Note which initially represented such Note;

"Issue Price" means the price, generally expressed as a percentage of the nominal amount of the Notes, at which the Notes will be issued;

"Liability" means any loss, damage, cost, charge, claim, demand, expense, judgment, action, proceeding or other liability whatsoever (including, without limitation, in respect of taxes, duties, levies, imposts and other charges) and including any value added tax or similar tax charged or chargeable in respect thereof and legal fees and expenses on a full indemnity basis;

     "Lien" has the meaning ascribed thereto in Condition 3;

"Liquidity Agreements" means the Liquidity Agreement dated 1st July,
1991
between IBM Credit and IBM International Finance (the "1991 Liquidity Agreement"), the Back-Up Agreement on Liquidity dated 28th June, 1991 between
IBM and IBM Credit, the Liquidity Agreement dated 6th May, 1993 between IBM World Trade Corporation and IBM International Finance (the "1993 Liquidity Agreement") and the Back-Up Liquidity Agreement dated 6th May, 1993 between IBM World Trade Corporation and IBM;

"Maturity Date" means the date on which a Note expressed to be redeemable;

"month" means calendar month;

"Note" means a note (whether a Bearer Note or a Registered Note) denominated in such currency as may be agreed between the relevant Issuer, the relevant Purchaser(s) and the Agent which:

(i) has a Tenor of at least one month but not more than 30 years or, in any case, such other minimum or maximum maturity as may be allowed or required from time to time by the relevant central bank (or equivalent body (however called)) or any laws or regulations applicable to the relevant currency); and

(ii) if a Bearer Note with a maturity of 183 days or less, has a minimum denomination of U.S.$500,000 (or its approximate equivalent in any other
Specified Currency determined by reference to the spot rate as at the Issue date) or if a Registered Note issued by IBM International Finance and sold by means of a private placement in the United States, has a denomination of U.S.$150,000 (or integral multiples of U.S.$50,000 in excess thereof) (or its approximate equivalent in any other Specified Currency determined by reference to the spot rate as at the Issue Date) or, in any case, such other minimum denomination as may be allowed or required from time to time by the relevant central bank (or equivalent body (however called)) or any laws or regulations applicable to the relevant currency, issued or to be issued by the relevant Issuer pursuant to the Programme Agreement or pursuant to any other agreement between the relevant Issuer and the relevant Purchaser(s) and which shall (unless the applicable


Pricing
Supplement otherwise provides in the case of Registered Notes) initially be represented by, and comprised in, a Temporary Global Note which may (in accordance with the terms of such Temporary Global Note) be exchanged for Definitive Bearer Notes, Definitive Registered Notes (where the Issuer is IBM International Finance) or a Permanent Global Note which Permanent Global Note may (in accordance with the terms of such Permanent
Global Note) in turn be exchanged in whole but not in part for Definitive
Bearer Notes (all as indicated in the applicable Pricing Supplement) and includes any replacements for a Note (whether a Bearer Note or a Registered Note, as the case may be) issued pursuant to Condition 14 and, where applicable, the Receipts relating thereto and any Global Note;

"Noteholders" means the several persons who are for the time being holders of outstanding Notes (being, in the case of Bearer Notes, the bearers thereof and, in the case of Registered Notes, the several persons whose names are entered in the register of holders of the Registered Notes as the holders thereof) save that, in respect of the Notes of any Series, for so long as such Notes or any part thereof are represented by a Global
Note, each person who is for the time being shown in the records of Euroclear or Cedelbank (other than Cedelbank, if Cedelbank shall be an account holder of Euroclear and Euroclear, if Euroclear shall be an account holder of Cedelbank) as the holder of a particular nominal amount of the Notes of such Series shall be deemed to be the holder of such nominal amount of such Notes (and the holder of the relevant Global Note shall not be deemed to be the holder) for all purposes of this Trust Deed other than with respect to the payment of principal or interest on such Notes, the right to which shall be vested, as against the relevant Issuer and the Trustee, solely in the bearer of such Global Note and for which purpose the bearer of such Global Note shall be deemed to be the holder of such nominal amount of such Notes in accordance with and subject to its terms and the provisions of this Trust Deed and the expressions "Noteholder",
"holder of Notes" and related expressions shall be construed accordingly;

"outstanding" means, when used with respect to the Notes of all or any Series, all the Notes issued other than:

(a)  those Notes which have been redeemed pursuant to these presents;

(b) those Notes in respect of which the date for redemption in accordance with the Conditions has occurred and the redemption moneys (and all interest payable thereon) have been duly paid to the Trustee or to the Agent in the manner provided in the Agency Agreement (and where appropriate notice to that effect has been given to the relative Noteholders in accordance with Condition 16) and remain available for payment against presentation of the relevant Notes and/or Receipts and/or Coupons;

(c) those Notes which have been purchased and cancelled in accordance with Conditions 6(h) and 6(i);

(d) those Notes in respect of which claims have become prescribed under Condition 15;



(e) those mutilated or defaced Notes which have been surrendered and cancelled and in respect of which replacements have been issued pursuant to Condition 14;

(f) (for the purpose only of ascertaining the principal amount of the Notes outstanding and without prejudice to the status for any other purpose of the relevant Notes) those Notes which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 14;

(g) any Temporary Global Note to the extent that it shall have been exchanged for Definitive Bearer Notes, Definitive Registered Notes or a Permanent Global Note and any Permanent Global Note to the extent that it shall have been exchanged for Definitive Bearer Notes in each case pursuant to its provisions; and

(h) those Bearer Notes which have been exchanged for Registered Notes and which have been cancelled or, if permitted by the Conditions, are for the time being retained by or on behalf of IBM International Finance, in each case pursuant to the provisions of these presents;

PROVIDED THAT for each of the following purposes, namely:

(i) the right to attend and vote at any meeting of the Noteholders of any Series;

(ii) the determination of how many and which Notes of any Series are for the time being outstanding for the purposes of Clause 8(A), Conditions 10,
11 and 13 and paragraphs 2, 5, 6 and 9 of Schedule 4;

(iii) any discretion, power or authority (whether contained in these present or vested by operation of law) which the Trustee is required, expressly or impliedly, to exercise in or by reference to the interests of the holders of the Notes of any Series; and

(iv) the determination by the Trustee whether any event, circumstance, matter or thing is, in its opinion, materially prejudicial to the interests of the Noteholders of any Series,

those Notes of the relevant Series (if any) which are for the time being held by, for the benefit of, or on behalf of, any of the Issuers, any holding company of any of the Issuers or any other Subsidiary of any such holding company shall (unless and until ceasing to be so held) be deemed not to remain outstanding;

"Partly Paid Notes" means Notes issued on a partly paid basis;

"Paying Agents" means, in relation to the Notes of all or any Series, the several institutions (including, where the context permits, the Agent) at their respective specified offices initially appointed as paying agents in relation to such Notes by the Issuers pursuant to the Agency Agreement or such other or further paying agents at their respective specified offices for all or any Series of the Notes as may from time to time be appointed in respect thereof with the prior written approval of, and on terms previously approved in writing by, the Trustee and notice of whose appointment is given to the Noteholders pursuant to Clause 13(xiii) in accordance with Condition 16;

"Permanent Global Note" means a permanent global bearer note in the form or substantially in the form set out in Part II of Schedule 2 together with the copy of the applicable Pricing Supplement annexed thereto with such modifications (if any) as may be agreed between the relevant Issuer, the Agent, the Trustee and the relevant Purchaser(s), comprising some or all of the Notes of the same Series, issued by the relevant Issuer pursuant to the Programme Agreement or any other agreement between the relevant Issuer and the relevant Purchaser(s) and these presents in exchange for the whole or part of the Temporary Global Note issued in respect of such Notes;

"Potential Event of Default" means any condition, event or act which, with the lapse of time and/or the issue, making or giving of any notice, certification, declaration, demand, determination and/or request and/or the taking of any similar action and/or the fulfilment of any similar condition, would constitute an Event of Default;

"Pricing Supplement" has the meaning ascribed thereto in the Programme
Agreement;

"Principal Property" has the meaning ascribed thereto in Condition 3;

"Programme" means the Euro Medium Term Note Programme established by, or otherwise contemplated in, the Programme Agreement;

"Programme Agreement" means the agreement of even date herewith between the Issuers and the Dealers named therein as amended and restated on 5th March, 1999 concerning the purchase of Notes to be issued pursuant to the Programme;

"Purchaser" means any Dealer or Third Party who agrees to purchase Notes as contemplated by Clause 2 of the Programme Agreement or any other agreement between the relevant Issuer, the Agent and the relevant Purchaser(s) and references to "a relevant Purchaser" or "relevant Purchasers" means, in relation to any Note, the Purchaser or Purchasers with whom the relevant Issuer has agreed the issue of such Note;

"Receipt" means a receipt attached on issue to a Definitive Bearer Note redeemable in instalments for the payment of an instalment of principal, such receipt being in the form or substantially in the form set out in
Part IV of Schedule 2 or in such other form as may be agreed between the relevant Issuer, the Agent, the Trustee and the relevant Purchaser(s) and includes any replacements for Receipts issued pursuant to Condition14;

"Receiptholders" means the several persons who are for the time being holders of the Receipts;

"Registered Notes" means those of the Notes which are for the time being in registered form;

"Registrar" means, in relation to the Notes of all or any Series which are issued by IBM International Finance and which are, or are exchangeable for, Registered Notes, The Chase Manhattan Bank at its office at 15th


Floor, 450 West 33rd Street, New York NY 10001, United States of America or any successor registrar in relation thereto which shall become such pursuant to the provisions of the Agency Agreement or such other registrar in relation thereto as may (with the prior written approval of, and on terms previously approved in writing by, the Trustee) from time to time be appointed as such by IBM International Finance and (except in the case of the initial Registrar) notice of whose appointment has been given to the Noteholders pursuant to Clause 13(xiii) in accordance with Condition 16;

"Relevant Date" has the meaning set out in Condition9;

"repay", "redeem" and "pay" shall each include both the others and cognate expressions shall be construed accordingly;

"Restricted Subsidiary" has the meaning ascribed thereto in Condition3;

"Sale and Leaseback Transaction" has the meaning ascribed thereto in Condition 3;

"Secured Indebtedness" has the meaning ascribed thereto in Condition 3;

"Series" means all Notes which are denominated in the same currency and which have the same Maturity Date and Interest/Payment Basis and Interest
Payment Dates (if any) (all as indicated in the applicable Pricing Supplement) and the terms of which (save for the Issue Date (or Interest Commencement
Date, as the case may be) and/or the Issue Price (all as indicated as aforesaid)) are otherwise identical (including whether or not the Notes are listed) and the expressions "Notes of the relevant Series" and "holders of Notes of the relevant Series" and related expressions shall be construed accordingly;

"specified office" means, in relation to any Paying Agent or the Registrar, either the office identified with its name at the end of the Conditions or any other office approved by the Trustee and notified to the Noteholders pursuant to Clause 13(xiii) in accordance with Condition 16;

"Subscription Agreement" has the meaning ascribed thereto in the Agency
Agreement;

"Subsidiary", in relation to IBM, has the meaning ascribed thereto in Condition
3(a), in relation to IBM Credit, has the meaning ascribed thereto in Condition 3(b) and in any other case means a company or other body corporate which is for the time being a subsidiary or a subsidiary undertaking
(within the meaning of Sections 736 and 258 respectively of the Companies Act 1985 of Great Britain);

"Support Agreements" means the Support Agreement dated 29th April, 1988 between
IBM World Trade Corporation and IBM International Finance as supplemented by the Letter Agreement dated 29th April, 1993 between the same parties (together, the "IBM International Finance Support Agreement"), the Support Agreement dated 15th August, 1991 between IBM and IBM World Trade Corporation as supplemented by the Letter Agreement dated 29th April,
1993 between the same parties (together, the "IBM Support Agreement"


) and the Support Agreement dated 15th April, 1981 between IBM and IBM Credit and executed on 21st May, 1981 as supplemented by the Letter Agreement dated 4th June, 1981 between the same parties;

"Talonholders" means the several persons who are for the time being holders of the Talons;

"Talons" means the talons (if any) appertaining to, and exchangeable in accordance with the provisions therein contained for further Coupons appertaining to, the Definitive Bearer Notes (other than the Zero Coupon Notes), such talons being in the form or substantially in the form set out in Part VI of Schedule 2 or in such other form as may be agreed between the relevant Issuer, the Agent, the Trustee and the relevant Purchaser(s) and includes any replacements for Talons issued pursuant to Condition 14;

"Temporary Global Note" means a temporary global bearer note in the form or substantially in the form set out in PartI of Schedule2 together with the copy of the applicable Pricing Supplement annexed thereto with such modifications (if any) as may be agreed between the relevant Issuer, the Agent, the Trustee and the relevant Purchaser(s), comprising some or all of the Notes of the same Series, issued by the relevant Issuer pursuant to the Programme Agreement or any other agreement between the relevant Issuer and the relevant Purchaser(s) and these presents;

"Tenor" means, in respect of any Note, the period from, and including, its Issue Date to, but excluding its Maturity Date;

"the Stock Exchange" means the London Stock Exchange Limited or any other or further stock exchange(s) on which any Notes may from time to time be quoted or listed;

"these presents" means this Trust Deed and the Schedules and any Trust Deed supplemental hereto and the Schedules (if any) thereto and the Notes, the Receipts, the Coupons, the Talons and the Conditions, all as from time to time modified in accordance with the provisions herein or therein contained;

"Third Party" means any person (other than a Dealer) who agrees to purchase Notes;

"Tranche" means all Notes of the same Series with the same Issue Date, Interest Commencement Date and Issue Price;

"Trust Corporation" means a corporation entitled by rules made under the Public Trustee Act 1906 of Great Britain or entitled pursuant to any other comparable legislation applicable to a trustee in any other jurisdiction to carry out the functions of a custodian trustee;

"Zero Coupon Note" means a Note on which no interest is payable;

words denoting the singular shall include the plural and vice versa;

words denoting one gender only shall include the other gender; and

words denoting persons only shall include firms and corporations and vice versa.



(B) (i) Words and expressions defined or given a particular meaning in the
Conditions shall bear the same meanings in these presents save where such meanings would render the same inconsistent with the meanings contained in this Clause.

(ii) Any reference in these presents to principal and/or principal amount and/or interest in respect of the Notes shall, unless the context otherwise requires, be construed in accordance with Condition6(d).

(iii) Any reference in these presents to costs, charges or expenses shall, unless otherwise provided or the context otherwise requires, include any value added tax or similar tax charged or chargeable in respect thereof.

(iv) All references in these presents to any statute or any provision of any statute shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such modification or re-enactment.

(v) All references in these presents to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

(vi) All references in these presents to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

(vii) All references in these presents to taking proceedings against any of the Issuers shall be deemed to include references to proving in the winding up of the relevant Issuer.

(viii) Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act1985 of Great Britain.

(ix) In this Trust Deed references to Schedules, Clauses, sub-clauses, paragraphs and sub-paragraphs shall be construed as references to the Schedules to this Trust Deed and to the Clauses, sub-clauses, paragraphs and sub-paragraphs of this Trust Deed respectively.

(x) In these presents tables of contents and Clause headings are included for ease of reference and shall not affect the construction of these presents.

(xi) All references in these presents to Euroclear and/or Cedelbank shall, whenever the context so permits, be deemed to include references to any additional or alternative clearing system approved by the relevant Issuer, the Agent and the Trustee.

(xii) All references in these presents to the "relevant currency" shall be construed as references to the currency in which payments in respect of the Notes and/or Receipts and/or Coupons of the relevant Series are to be made as indicated in the applicable Pricing Supplement.

(xiii) All references in these presents to "listing" and "listed" shall include references to "quotation" and "quoted" respectively.

(xiv) Words and expressions defined in these presents or the Agency Agreement or used in the applicable Pricing Supplement shall have the same meanings where used herein unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Agency Agreement and these presents, these presents shall prevail and, in the event of inconsistency between the Agency Agreement or these presents and the applicable Pricing Supplement, the applicable Pricing Supplement shall prevail.

2.   AMOUNT AND ISSUE OF THE NOTES

(A)  Amount of the Notes, Pricing Supplement and Legal Opinions:

THE Notes will be issued in Series in an aggregate nominal amount from time to time outstanding not exceeding the Programme Limit from time to time and for the purpose of determining such aggregate nominal amount Clause3(B)(iii) of the Programme Agreement shall apply.

By not later than 3.00 p.m. (London time) on the second business day in London (which for this purpose shall be a day on which commercial banks are open for business in London) preceding each proposed Issue Date, the relevant Issuer shall deliver or cause to be delivered to the Trustee a copy of the applicable Pricing Supplement and shall notify the Trustee in writing without delay of the relevant Issue Date and the nominal amount of the Notes to be issued. Upon the issue of the relevant Notes, such Notes shall become constituted by these presents without further formality.

Before the first issue of Notes occurring after each annual update of the
Listing Particulars relating to the Programme and on such other occasions as the Trustee so requests (on the basis that the Trustee reasonably considers it necessary in view of a change (or proposed change) in applicable law affecting the relevant Issuer, the Notes, these presents, the Programme Agreement, the Agency Agreement, any of the Liquidity Agreements, any of the Support Agreements or any of the parties to any of the Liquidity
Agreements or any of the Support Agreements in relation to any of such Agreements or the Trustee has other reasonable grounds), the relevant
Issuer will procure that (a)further legal opinion(s) (relating, if applicable, to any such change or proposed change) in such form and with such content as the Trustee may reasonably require from the legal advisers specified in the Programme Agreement or such other legal advisers as the Trustee may reasonably require are delivered to the Trustee. When ever such a request is made with respect to any Notes to be issued, the receipt of such opinion in a form satisfactory to the Trustee shall be a further condition precedent to the issue of those Notes.



(B)  Covenant to repay principal and to pay interest:

The relevant Issuer covenants with the Trustee that it will, as and when the Notes of any Series or any of them or any instalment of principal in respect thereof becomes due to be redeemed in accordance with the Conditions, unconditionally pay or procure to be paid to or to the order of the Trustee in the relevant currency in immediately available funds the principal amount in respect of the Notes of such Series or the amount of such instalment becoming due for redemption on that date and (except in the case of Zero Coupon Notes) shall (subject to the provisions of the Conditions) in the meantime and until redemption in full of the Notes of such Series (both before and after any judgment or other order of a court of competent jurisdiction) unconditionally pay or procure to be paid to or to the order of the Trustee as aforesaid interest (which shall accrue from day to day) on the nominal amount of the Notes outstanding of such Series at rates and/or in amounts calculated from time to time in accordance with or specified in, and on the dates provided for in, the Conditions (subject to Clause2(D)) PROVIDED THAT:

(i) every payment of principal or interest or other sum due in respect of the Notes made to or to the order of the Agent in the manner provided in the Agency Agreement shall operate in satisfaction pro tanto of the relative covenant by the relevant Issuer in this Clause contained in relation to the Notes of such Series except to the extent that there is a default in the subsequent payment thereof in accordance with the Conditions to the relevant Noteholders, Receiptholders or Couponholders (as the case may be);

(ii) in the case of any payment of principal made to the Trustee or the Agent after the due date or on or after accelerated maturity following an
Event of Default, interest shall continue to accrue on the nominal amount of the relevant Notes (except in the case of Zero Coupon Notes, to which he provisions of Condition 5(j) shall apply) (both before and after any judgment or other order of a court of competent jurisdiction) at the rates and/or in the amounts aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) up to and including the date (being not later than 30 days after the day on which the whole of such principal amount, together with an amount equal to the interest which has accrued and is to accrue pursuant to this proviso up to and including that date, has been received by the Trustee or the Agent) which the Trustee determines to be the date on and after which payment is to be made in respect thereof as stated in a notice given to the holders of such Notes in accordance with Condition 16; and

(iii) in any case where payment of the whole or any part of the principal amount of any Note is improperly withheld or refused upon due presentation thereof (other than in circumstances contemplated by (ii) above) interest shall accrue on the nominal amount of such Note (except in the case of Zero Coupon Notes, to which the provisions of Condition 5(j) shall apply) payment of which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction)


at the rates and/or in the amounts aforesaid (or, if higher, the rate of interest on judgment debts for the time being provided by English law) from the date of such withholding or refusal until the date on which, upon further presentation of the relevant Note, payment of the full amount
(including interest as aforesaid) in the relevant currency payable in respect of such Note is made or (if earlier) the seventh day after notice is given to the relevant Noteholder (whether individually or in accordance with Condition 16) that the full amount (including interest as aforesaid) in the relevant currency in respect of such Note is available for payment, provided that, upon further presentation thereof being duly made, such payment is made.

(C)  Trustee's requirements regarding Paying Agents

At any time after an Event of Default or a Potential Event of Default shall have occurred or the Notes of all or any Series shall otherwise have become due and repayable or the Trustee shall have received any money which it proposes to pay under Clause9 to the relevant Noteholders and/or Receiptholders and/or Couponholders, the Trustee may:

(i) by notice in writing to the Issuer to which such Event of Default or Potential Event of Default pertains, the Agent, the Registrar and the other Paying Agents require the Agent, the Registrar and the other Paying Agents pursuant to the Agency Agreement:

(a) to act thereafter as Agent, Registrar and other Paying Agents respectively of the Trustee in relation to payments to be made by or on behalf of the Trustee under the provisions of these presents mutatis mutandis on the terms provided in the Agency Agreement (save that the Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Agent, the Registrar and the other Paying Agents shall be limited to the amounts for the time being held by the Trustee on the trusts of these presents relating to the Notes of the relevant Series) and thereafter to hold all Notes, Receipts and Coupons and all sums, documents and records held by them in respect of Notes, Receipts and Coupons on behalf of the Trustee; or

(b) to deliver up all Notes, Receipts and Coupons and all sums, documents and records held by them in respect of Notes, Receipts and Coupons to the Trustee or as the Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the Agent, the Registrar or the relative other Paying Agent is obliged not to release by any law or regulation; and

(ii) by notice in writing to such Issuer require it to make all subsequent payments in respect of the Notes, Receipts and Coupons to or to the order of the Trustee and not to the Agent; with effect from the issue of any such notice to such Issuer and until such notice is withdrawn proviso(i) to sub-clause(B) of this Clause relating to the Notes shall cease to have effect.

(D)  Currency of payments:





All payments in respect of, under and in connection with these presents and the Notes of any Series to the relevant Noteholders, Receiptholders and Couponholders shall be made in the relevant currency.

(E)  Further Notes:

The relevant Issuer shall be at liberty from time to time (but subject always to the provisions of these presents) without the consent of the Noteholders, Receiptholders or Couponholders to create and issue further Notes (whether in bearer or registered form) ranking pari passu in all respects (or in all respects save for the date from which interest thereon accrues and the amount of the first payment of interest on such further Notes) and so that the same shall be consolidated and form a single series with the outstanding Notes of a particular Series.

(F)  Separate Series:

The Notes of each Series shall form a separate Series of Notes and accordingly, unless for any purpose the Trustee in its absolute discretion shall otherwise determine, the provisions of this Clause and of Clauses 3 to 21 (both inclusive), 22(B) and Schedules3 and 4 shall apply mutatis mutandis separately and independently to the Notes of each Series and in such
Clauses and Schedules the expressions "Notes", "Noteholders", "Receipts", "Receiptholders", "Coupons", "Couponholders" and "Talons" and "Talonholders" shall be construed accordingly.

(G)  Subordinated Notes:

If any Notes are issued on a subordinated basis, these presents shall be modified in such manner as shall be agreed between the Issuer, the Agent, the Trustee and the relevant Purchaser(s).

3.   FORM OF THE NOTES

(A)  Temporary Global Notes and Permanent Global Notes:

(i) The Definitive Notes of each Tranche will initially be represented by a single Temporary Global Note. Each Temporary Global Note shall be exchangeable for either Definitive Bearer Notes together with, where applicable,
Receipts and (except in the case of Zero Coupon Notes) Coupons and, where applicable, Talons attached, Definitive Registered Notes (where the Issuer is IBM International Finance) or a Permanent Global Note in each case in accordance with the provisions set out therein. Each Permanent
Global Note shall be exchangeable in whole but not in part for Definitive
Bearer Notes together with, where applicable, Receipts and (except in the case of Zero Coupon Notes) Coupons and, where applicable, Talons attached, all as set out in such Permanent Global Note. All Global Notes shall be prepared, completed and delivered to a common depositary for Euroclear and Cedelbank in accordance with the provisions of the Programme
Agreement or to another appropriate depositary in accordance with any other agreement between the relevant Issuer and the relevant Purchaser(s) and, in each case, the Agency Agreement.

(ii) Each Temporary Global Note shall be printed or typed in the form or substantially in the form set out in PartI of Schedule2 and shall have annexed thereto a copy of the applicable Pricing Supplement.  Each
Temporary
Global Note shall be signed manually by a person duly authorised by the relevant Issuer on behalf of the relevant Issuer and shall be authenticated by or on behalf of the Agent. Each Temporary Global Note so executed and authenticated shall be a binding and valid obligation of the Issuer.

(iii) Each Permanent Global Note shall be printed or typed in the form or substantially in the form set out in PartII of Schedule 2 and shall have annexed thereto a copy of the applicable Pricing Supplement. Each Permanent
Global Note shall be signed manually by a person duly authorised by the relevant Issuer on behalf of the relevant Issuer and shall be authenticated by or on behalf of the Agent. Each Permanent Global Note so executed and authenticated shall be a binding and valid obligation of the relevant Issuer.

(B)  Definitive Notes:

(i) The Definitive Bearer Notes, the Receipts, the Coupons and the Talons shall be to bearer in the respective forms or substantially in the respective forms set out in Part III A of Schedule 2. The Definitive Bearer Notes, the Receipts, the Coupons and the Talons shall be serially numbered and, if listed or quoted, shall be security printed in accordance with the requirements (if any) from time to time of the Stock Exchange and the Conditions shall be incorporated by reference (where applicable to these presents) into such Definitive Bearer Notes if permitted by the Stock
Exchange (if any), or, if not so permitted, the Definitive Bearer Notes shall be endorsed with or have attached thereto the Conditions, and, in either such case, the Definitive Bearer Notes shall have endorsed thereon or attached thereto a copy of the applicable Pricing Supplement.
Title to the Definitive Bearer Notes, the Receipts, the Coupons and the Talons shall pass by delivery.

(ii) The Definitive Registered Notes shall be in registered form and shall be issued in the form or substantially in the form set out in Part III
B of Schedule2, shall be serially numbered, shall be endorsed with the Form of Transfer and, if listed or quoted, shall be security printed in accordance with the requirements (if any) from time to time of the Stock
Exchange and the Conditions shall be incorporated by reference (where applicable to these presents) into such Definitive Registered Notes if permitted by the Stock Exchange (if any), or, if not so permitted, the Definitive Registered Notes shall be endorsed with or have attached thereto the Conditions, and, in either such case, the Definitive Registered Notes shall have endorsed thereon or attached thereto a copy of the applicable
Pricing Supplement. Title to the Definitive Registered Notes shall pass upon the registration of transfers in respect thereof in accordance with the provisions of these presents. Only IBM International Finance may issue Registered Notes.



(iii) The Definitive Notes, the Receipts, the Coupons and the Talons shall be signed manually or in facsimile by one Managing Director (where the relevant Issuer is IBM International Finance) or one Officer (where the relevant Issuer is IBM Credit or IBM) of the relevant Issuer on behalf of the relevant Issuer and the Definitive Notes shall be authenticated by or on behalf of the Agent (in the case of the Definitive Bearer Notes) or the Registrar (in the case of the Definitive Registered Notes). The relevant Issuer may use the facsimile signature of any person who at the date such signature is affixed is a Managing Director or, as the case may be, an Officer of the relevant Issuer notwithstanding that at the time of issue of any of the Definitive Notes he may have ceased for any reason to be the holder of such office. The Definitive Notes, the Receipts, the Coupons and the Talons so executed and (where applicable) authenticated, shall be binding and valid obligations of the relevant Issuer.

(C)  Persons to be treated as holders:

Except as ordered by a court of competent jurisdiction or as required by law, the Trustee, the Agent, the Paying Agents, the Registrar and the Issuers
(notwithstanding any notice to the contrary and whether or not it is overdue and notwithstanding any notation of ownership or writing thereon or notice of any previous loss or theft thereof) shall (i) for the purpose of making payment thereon or on account thereof deem and treat the bearer of any Global Note, Definitive Bearer Note, Receipt, Coupon or Talon and the registered holder of any Definitive Registered Note as the absolute owner thereof and of all rights thereunder free from all encumbrances, and shall not be required to obtain proof of such ownership or as to the identity of the bearer of any Global Note, Definitive Bearer Receipt, Coupon or Talon or of the registered holder of any Definitive Registered Note, and (ii) for all other purposes deem and treat:

(a) the bearer of any Definitive Bearer Note, Receipt, Coupon or Talon and the registered holder of any Definitive Registered Note, and

(b) each person for the time being shown in the records of Euroclear or Cedelbank, or such other additional or alternative clearance system approved by the relevant Issuer, the Agent and the Trustee, as having a particular nominal amount of any Notes credited to his securities account as the absolute owner thereof free from all encumbrances and shall not be required to obtain proof of such ownership (other than, in the case of any person for the time being so shown in the records of Euroclear or Cedelbank, a certificate or letter of confirmation signed on behalf of Euroclear or Cedelbank or any other form of record made by either of them) or as to the identity of the bearer of any Global Note, Definitive Bearer
 Note, Receipt, Coupon or Talon or of the registered holder of any Definitive Registered Note.

(E)  Certificates of Euroclear and Cedelbank:

The relevant Issuer and the Trustee may call for and, except in the case of manifest error, shall be at liberty to accept and place full reliance on as sufficient evidence thereof a certificate or letter of confirmation issued on behalf of Euroclear or Cedelbank or any form of record made


e by either of them to the effect that at any particular time or through out any particular period any particular person is, was, or will be, shown in its records as the holder of a particular nominal amount of Notes represented by a Global Note.

4.   FEES, DUTIES AND TAXES

THE relevant Issuer will pay any stamp, issue, registration, documentary and other fees, duties and taxes, including interest and penalties, payable on or in connection with (i)the execution and delivery of these presents,
(ii)the creation, issue and offering of the Notes, the Receipts, the Coupons and the Talons and (iii) any action taken by or on behalf of the Trustee or (where permitted under these presents so to do) any Noteholder or Couponholder to enforce, or to resolve any doubt concerning, or for any other purpose in relation to, these presents.

5.   COVENANT OF COMPLIANCE

THE Issuers covenant with the Trustee that they will comply with and perform and observe all the provisions of these presents which are expressed to be binding on them. The Conditions shall be binding on the Issuers, the Noteholders, the Receiptholders, the Couponholders and the Talonholders.
The Trustee shall be entitled to enforce the obligations of each Issuer under the Notes, the Receipts, the Coupons and the Talons as if the same were set out and contained in this Trust Deed which shall be read and construed as one document with the Notes, the Receipts, the Coupons and the Talons.

6.   CANCELLATION OF NOTES AND RECORDS

(A) THE relevant Issuer shall procure that all Notes (i) redeemed or
(ii)
which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition14 or (iii)exchanged as provided in these presents
(together in each case with all unmatured Coupons attached thereto or delivered therewith) and all Coupons paid in accordance with the Conditions or which, being mutilated or defaced, have been surrendered and replaced pursuant to Condition14 and all Talons exchanged in accordance with the Conditions for further Coupons shall forthwith be cancelled by or on behalf of the relevant Issuer and a certificate stating:

(a) the aggregate nominal amount of Notes which have been redeemed and the aggregate amounts in respect of Coupons which have been paid;

(b) the serial numbers of such Notes in definitive form distinguishing between Bearer Notes and Registered Notes;

(c) the total numbers (where applicable, of each denomination) by maturity date of such Coupons;

(d) the aggregate amount of interest paid (and the due dates of such payments) on Global Notes and/or on Registered Notes;

(e) the aggregate nominal amount of Notes (if any) which have been purchased by or on behalf of the relevant Issuer, any holding company of the relevant Issuer or any other Subsidiary of any such holding company and cancelled and the serial numbers of such Definitive Notes and the total number (where applicable, of each denomination) by maturity date of the Coupons attached thereto or surrendered therewith;

(f) the aggregate nominal amounts of Notes and the aggregate amounts in respect of Coupons which have been so exchanged or surrendered and replaced and the serial numbers of such Definitive Notes and the total number (where applicable, of each denomination) by maturity date of such Coupons;

(g) the total number (where applicable, of each denomination) by maturity date of unmatured Coupons missing from Definitive Notes bearing interest at a fixed rate which have been redeemed or exchanged or surrendered and replaced and the serial numbers of the Definitive Notes to which such missing unmatured Coupons appertained; and

(h) the total number (where applicable, of each denomination) by maturity date of Talons which have been exchanged for further Coupons shall be given to the Trustee by or on behalf of the relevant Issuer as soon as possible and in any event within four months after the date of such redemption, purchase, payment, exchange or replacement (as the case may be). The Trustee may accept such certificate as conclusive evidence of redemption, purchase, exchange or replacement pro tanto of the Notes or payment of interest thereon or exchange of the Talons respectively and of cancellation of the relative Notes and Coupons.

(B) The relevant Issuer shall procure (i)that the Agent shall keep a full and complete record of all Notes and Coupons (other than serial numbers of Coupons) and of their redemption, purchase by or on behalf of the relevant Issuer, any holding company of the relevant Issuer or any other Subsidiary of any such holding company, cancellation, payment or exchange
(as the case may be) and of all replacement notes or coupons or talons issued in substitution for lost, stolen, mutilated, defaced or destroyed Notes or Coupons (ii)that the Agent shall in respect of the Coupons of each maturity retain (in the case of Coupons other than Talons) until the expiry of ten years from the Relevant Date in respect of such Coupons and (in the case of Talons) indefinitely either all paid or exchanged Coupons of that maturity or a list of the serial numbers of Coupons of that maturity still remaining unpaid or unexchanged and (iii)that such records and Coupons (if any) shall be made available to the Trustee at all reasonable times.

7.   ENFORCEMENT

(A) THE Trustee may at any time, at its discretion and without notice, take such proceedings and/or other action as it may think fit against or in relation to the relevant Issuer to enforce its obligations under these presents.

(B) Proof that as regards any specified Note, Receipt or Coupon the relevant
Issuer has made default in paying any amount due in respect of such


Note, Receipt or Coupon shall (unless the contrary be proved) be sufficient evidence that the same default has been made as regards all other Notes, Receipts or Coupons (as the case may be) in respect of which the relevant amount is due and payable.

(C) References in provisos (ii) and (iii) to Clause2(B) to "the rate aforesaid" shall, in respect of any Notes bearing interest at a floating or variable rate, in the event of such Notes having become due and repayable, with effect from the expiry of the interest period during which such Notes become due and repayable, be construed as references to a rate of interest calculated mutatis mutandis in accordance with the Conditions except that no notices need be published in respect thereof.

8.   PROCEEDINGS, ACTION AND INDEMNIFICATION

(A) THE Trustee shall not be bound to take any proceedings mentioned in Clause7(A) or any other action in relation to these presents unless respectively directed or requested to do so (i)by an Extraordinary Resolution or (ii)in writing by the holders of at least one-quarter in nominal am amount of the Notes then outstanding and in either case then only if it shall be indemnified to its satisfaction against all Liabilities to which it may thereby render itself liable or which it may incur by so doing.

(B) Only the Trustee may enforce the provisions of these presents. No Noteholder or Couponholder shall be entitled to proceed directly against the relevant Issuer to enforce the performance of any of the provisions of these presents unless the Trustee having become bound as aforesaid to take proceedings fails to do so within a reasonable period and such failure is continuing.

9.  APPLICATION OF MONEYS

ALL moneys received by the Trustee under these presents shall, unless and to the extent attributable in the opinion of the Trustee to a particular Series of the Notes, be apportioned pari passu and rateably between each Series of the Notes, and all moneys received by the Trustee under these presents to the extent attributable in the opinion of the Trustee to a particular Series of the Notes or which are apportioned to such Series as aforesaid (including any moneys which represent principal or interest in respect of Notes, Receipts or Coupons which have become void under Condition15) shall be held by the Trustee upon trust to apply them (subject to Clause11):

FIRST in payment or satisfaction of all amounts then due and unpaid under Clauses 14 and/or 15(J) to the Trustee and/or any Appointee;

SECONDLY in or towards payment pari passu and rateably of all principal and interest then due and unpaid in respect of the Securities of that Series;

THIRDLY in or towards payment pari passu and rateably of all principal and interest then due and unpaid in respect of the Notes of each other Series; and

FOURTHLY in payment of the balance (if any) to the relevant Issuer (with out prejudice to, or liability in respect of, any question as to how such payment to the relevant Issuer shall be dealt with as between the relevant Issuer and any other person).

10. NOTICE OF PAYMENTS

THE Trustee shall give notice to the relevant Noteholders in accordance with Condition16 of the day fixed for any payment to them under Clause9. Such payment may be made in accordance with Condition6 and any payment so made shall be a good discharge to the Trustee.

11. INVESTMENT BY TRUSTEE

(A) IF the amount of the moneys at any time available for the payment of principal and interest in respect of the Notes under Clause9 shall be less than 10per cent. of the principal amount of the Notes then outstanding, the Trustee may at its discretion invest such moneys in some or one of the investments authorised in paragraph (B) below. The Trustee at its discretion may vary such investments and may accumulate such investments and the resulting income until the accumulations, together with any other funds for the time being under the control of the Trustee and available for such purpose, amount to at least 10per cent. of the principal amount of the Notes then outstanding and then such accumulations and funds shall be applied under Clause9.

(B) Any moneys which under the trusts of these presents ought to or may be invested by the Trustee may be invested in the name or under the control of the Trustee in any investments or other assets in any part of the world whether or not they produce income or by placing the same on deposit in the name or under the control of the Trustee at such bank or other financial institution and in such currency as the Trustee may think fit. The Trustee may at any time vary any such investments for or into other investments or convert any moneys so deposited into any other currency and shall not be responsible for any loss resulting from any such investments or deposits, whether due to depreciation in value, fluctuations in exchange rates or otherwise.

12. PARTIAL PAYMENTS

UPON any payment under Clause9 (other than payment in full against surrender of a Note, Receipt or Coupon) the Note, Receipt or Coupon in respect of which such payment is made shall be produced to the Trustee or the Paying Agent by or through whom such payment is made and the Trustee shall or shall cause such Paying Agent to enface thereon a memorandum of the amount and the date of payment but the Trustee may in any particular case or generally in relation to Registered Notes dispense with such production and enfacement upon such indemnity being given as it shall think sufficient.

13.  COVENANTS BY THE ISSUERS

SO long as any Note remains outstanding (or, in the case of paragraphs
(viii),
(ix), (xiii) to (xvi) inclusive and (xviii), so long as any Note or Coupon remains liable to prescription) the relevant Issuer covenants with the Trustee that it shall:




(i) at all times carry on and conduct its affairs and procure its Subsidiaries to carry on and conduct their respective affairs in a proper and efficient manner;

(ii) give or procure to be given to the Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall require (including without limitation the procurement by the relevant
Issuer of all such certificates called for by the Trustee pursuant to Clause15(C) or 15(V)) for the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

(iii) cause to be prepared and certified by the Auditors in respect of each financial accounting period accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of the Stock Exchange;

(iv) at all times keep and procure its Subsidiaries to keep proper books of account and allow and procure its Subsidiaries to allow the Trustee and any person appointed by the Trustee to whom the relevant Issuer or the relevant Subsidiary (as the case may be) shall have no reasonable objection free access to such books of account at all reasonable times during normal business hours;

(v) send to the Trustee (in addition to any copies to which it may be entitled as a holder of any securities of the relevant Issuer) two copies in English of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders together with any of the foregoing, and every document issued or sent to holders of securities other than its shareholders (including the Noteholders) as soon as practicable after the issue or publication thereof;

(vi) forthwith give notice in writing to the Trustee of the coming into existence of any Secured Indebtedness, Lien or other security interest which would require any security to be given to any Series of the Notes pursuant to Condition3 or of the occurrence of any Event of Default or any
Potential Event of Default or (in the case of IBM only) the entering into of any Sale and Leaseback Transaction other than in compliance with the provisions of Condition 3(a);

(vii) give to the Trustee (a)within seven days after demand by the Trustee therefore and (b)(without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each annual financial period commencing with the financial period ending 31st December,1996 and in any event not later than 180days after the end of each such financial period a certificate of each of the relevant Issuers signed by two Directors (in the case of IBM International Finance) or two
Officers
(in the case of IBM Credit and IBM) of the relevant Issuer to the effect that as at a date not more than seven days before delivering such certificate (the "relevant date") there did not exist and had not existed since the relevant date of the previous certificate (or in the case of the first such certificate the date hereof) any Event of Default or any Potential Event of Default (or if such exists or existed specifying the same) and that during the period from and including the relevant date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the relevant date of such certificate the relevant Issuer has complied with all its obligations contained in these presents or (if such is not the case) specifying the respects in which it has not complied;

(viii) at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Trustee to give effect to these presents;

(ix) at all times maintain an Agent, Paying Agents and, if applicable, a Registrar in accordance with the Conditions;

(x) procure the Agent to notify the Trustee forthwith in the event that it does not, on or before the due date for any payment in respect of the Notes or any of them or any of the Receipts or Coupons, receive unconditionally pursuant to the Agency Agreement payment of the full amount in the requisite currency of the moneys payable on such due date on all such Notes, Receipts or Coupons as the case may be;

(xi) in the event of the unconditional payment to the Agent of any sum due in respect of the Notes or any of them or any of the Receipts or Coupons being made after the due date for payment thereof forthwith give or procure to be given notice to the relevant Noteholders in accordance with Condition16 that such payment has been made;

(xii) if the applicable Pricing Supplement indicates that the Notes are listed, use its best endeavours to maintain the listing of the Notes on the Stock Exchange or, if it is unable to do so having used its best endeavours, use its best endeavours to obtain and maintain a quotation or listing of the Notes on such other stock exchange or exchanges or securities market or markets as the relevant Issuer may (with the prior approval of the Trustee) decide and shall also upon obtaining a quotation or listing of the Securities on such other stock exchange or exchanges or securities market or markets enter into a trust deed supplemental to this Trust
Deed to effect such consequential amendments to these presents as the Trustee may require or as shall be requisite to comply with the requirements of any such Stock exchange or securities market;

(xiii) give notice to the Noteholders in accordance with Condition16 of any appointment, resignation or removal of any Paying Agent or Registrar (other than the appointment of the initial Paying Agents and Registrar) with respect to such Issuer after having obtained the approval of the Trustee thereto or any change of any Paying Agent's or Registrar's specified office and (except as provided by the Agency Agreement or the Conditions) at least 30days prior to such event taking effect; PROVIDED ALWAYS
THAT so long as any Note issued by IBM International Finance remains outstanding in the case of the termination of the appointment of the Registrar or so long as any Note or Coupon of the relevant Issuer remains liable to prescription in the case of the termination of the appointment of the Agent with respect to such Issuer no such termination shall take effect until a new Registrar or Agent (as the case may be) has been appointed on terms approved by the Trustee;

(xiv) obtain the prior written approval of the Trustee to, and promptly give to the Trustee two copies of, the form of every notice given to the Noteholders in accordance with Condition16 (such approval, unless so expressed, not to constitute approval for the purposes of Section57 of the Financial Services Act1986 of the United Kingdom of any such notice which is an investment advertisement (as therein defined));

(xv) if payments of principal or interest in respect of the Notes, the Receipts or the Coupons by the relevant Issuer shall become subject generally to the taxing jurisdiction of any territory or any political sub-division thereof or any authority or agency thereof or therein having power to tax other than or in addition to the United States of America or The Netherlands (where the relevant Issuer is IBM International Finance) or he United States of America (where the relevant Issuer is IBM or IBM Credit) or any such political sub-division thereof or any such authority or agency thereof or therein, immediately upon becoming aware thereof notify the Trustee of such event and (unless the Trustee otherwise agrees) enter forthwith into a Trust Deed supplemental to this Trust Deed, giving to the Trustee an undertaking or covenant in form and manner satisfactory to the Trustee in terms corresponding to the terms of the relevant paragraph(s) of Condition9 with the substitution for (or, as the case may be, the addition to) the references therein to The Netherlands and/or, as the case may be, the United States or any political sub-division thereof or any authority or agency thereof or therein or having power to tax of references to that other or additional territory or any political sub-division thereof or any authority therein or thereof having power to tax to whose taxing jurisdiction such payments shall have become subject as aforesaid and such Trust Deed shall also (where applicable) modify Condition 5(b) so that such Condition shall make reference to the other or additional territory, any political sub-division thereof and any authority or agency therein or thereof having power to tax;

(xvi) comply with and perform all its obligations under the Agency Agreement and use its best endeavours to procure that the Agent, the Paying Agents and the Registrar comply with and perform all their respective obligation hereunder and any notice given by the Trustee pursuant to Clause2(C)(i) and not make any amendment or modification to such Agreement without the prior written approval of the Trustee;

(xvii) in order to enable the Trustee to ascertain the principal amount of Notes of each Series for the time being outstanding for any of the purposes referred to in the proviso to the definition of "outstanding" in Clause1, deliver to the Trustee forthwith upon being so requested in writing by the Trustee a certificate in writing signed by two Directors (in the case of IBM International Finance) or two Officers (in the case of IBM Credit and IBM) of the relevant Issuer setting out the total number and aggregate nominal amount of Notes of each Series which:



(a) up to and including the date of such certificate have been purchased by the relevant Issuer, any holding company of the relevant Issuer or any other Subsidiary of any such holding company and cancelled; and

(b) are at the date of such certificate held by, for the benefit of, or on behalf of, the relevant Issuer, any such holding company or any other Subsidiary of any such holding company;

(xviii) procure that each of the Paying Agents makes available for inspection by Noteholders and Couponholders at its specified office copies of these presents, the Agency Agreement and the then latest audited balance sheet and profit and loss account (consolidated if applicable) of the relevant Issuer;

(xix) if, in accordance with the provisions of the Conditions, interest in respect of Bearer Notes denominated in U.S.dollars becomes payable at the specified office of any Paying Agent in the United States of America promptly give notice thereof to the Noteholders in accordance with Condition16;

(xx) upon due surrender in accordance with the Conditions, pay the face value of all Coupons (including Coupons issued in exchange for Talons) appertaining to all Definitive Bearer Notes purchased by the relevant Issuer and not purchased with such Definitive Bearer Notes;

(xxi) use its best endeavours to procure that Euroclear and/or Cedelbank (as the case may be) issue(s) any certificate or other document requested by the Trustee under Clause15(U) as soon as practicable after such request;

(xxii) procure (a) that, except with the prior consent in writing of the Trustee or the approval of the Noteholders by Extraordinary Resolution, no amendment or modification shall be made to, and no waiver shall be given of any breach of, any of the provisions of any of the Support Agreements and that none of the Support Agreements shall be terminated and that such Agreements are promptly enforced by the relevant Issuer and (b) that, except upon 30 days' prior written notice to the Trustee, no amendment or modification shall be made to, and no waiver shall be given of any breach of, any of the provisions of any of the Liquidity Agreements and that (except for the 1991 Liquidity Agreement which immediately upon its termination shall be superseded by the 1993 Liquidity Agreement) none of the Liquidity Agreements shall be terminated and that such Agreements are promptly enforced by the relevant Issuer;

(xxiii) in the case of IBM Credit and IBM give to the Trustee at the same time as sending to it the certificates referred to in paragraph (vii) above and in any event not later than 180 days after the last day of each annual financial period of the relevant Issuer, a certificate signed by two Officers of the relevant Issuer listing those Subsidiaries of the relevant Issuer which as at the relevant date (as defined in paragraph
(vii) above) of the relevant certificate given under paragraph (vii) above or, as the case may be, as at such last day were Restricted
Subsidiaries for the purposes of Condition 3; and

(xxiv) in the case of IBM Credit and IBM give to the Trustee, as soon as practicable after the acquisition or disposal of any corporation which thereby becomes or ceases to be a Restricted Subsidiary or after any transfer is made to any Subsidiary of the relevant Issuer which thereby becomes a Restricted Subsidiary, a certificate signed by two Officers of the relevant Issuer to such effect.

14.  REMUNERATION AND INDEMNIFICATION OF TRUSTEE

(A) SO long as any Note is outstanding, the relevant Issuer shall pay to the Trustee remuneration for its services as trustee as from the date of this Trust Deed, such remuneration to be at such rate as may from time to time be agreed between such Issuer and the Trustee. Such renumeration shall accrue from day to day and be payable (in priority to payments to the Noteholders, Receiptholders and Couponholders) down to the date when all the Notes having become due for redemption, the redemption moneys and interest thereon to the date of redemption have been paid to the Agent or the Trustee. However, if any payment to a Noteholder, Receiptholder or Couponholder of the moneys due in respect of any Note, Receipt or Coupon is improperly withheld or refused upon due presentation of such Note, Receipt or Coupon, such remuneration will again accrue as from the date of such presentation until payment to such Noteholder, Receiptholder or Couponholder is duly made.

(B) In the event of the occurrence of an Event of Default or a Potential Event of Default or the Trustee considering it expedient or necessary or being requested by the relevant Issuer to undertake duties which the Trustee and the relevant Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents the relevant Issuer shall pay to the Trustee such additional remuneration as shall be agreed between them.

(C) The relevant Issuer shall in addition, against delivery to such Issuer of the Trustee's value added tax invoice therefor, pay to the Trustee an amount equal to the amount of any value added tax or similar tax chargeable in respect of its remuneration under these presents.

(D) In the event of the Trustee and the relevant Issuer failing to agree:

(1) (in a case to which sub-clause(A) above applies) upon the amount of the remuneration; or

(2) (in a case to which sub-clause(B) above applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Trustee under these presents, or upon such additional remuneration, such matters shall be determined by such person (acting as an expert and not as an arbitrator) selected by the Trustee and approved by the relevant
Issuer or, failing such approval, nominated (on the application of the Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such person being payable by such Issuer) and the determination of any such person shall be final and binding upon the Trustee and such Issuer.



(E) The relevant Issuer shall also pay or discharge all Liabilities incurred by the Trustee in relation to the preparation and execution of, the exercise of its powers and the performance of its duties under, and in any other manner in relation to, these presents, including but not limited to travelling expenses and any stamp, issue, registration, documentary and other taxes or duties paid or payable by the Trustee in connection with any action taken or contemplated by or on behalf of the Trustee for enforcing, or resolving any doubt concerning, or for any other purpose in relation to, these presents.

(F) All amounts payable pursuant to sub-clause(E) above and/or Clause15
(J) shall be payable by the relevant Issuer on the date specified in a demand by the Trustee and in the case of payments actually made by the Trustee prior to such demand shall (if not paid within five business days after such demand and the Trustee so requires) carry interest at the rate of three per cent. per annum above the Base Rate from time to time of National Westminster Bank Plc from the date specified in such demand, and in all other cases shall (if not paid on the date specified in such demand or, if later, within five business days after such demand and, in either case, the Trustees so requires) carry interest at such rate from the date specified in such demand. All remuneration payable to the Trustee shall carry interest at such rate from the due date therefor.

(G) Unless otherwise specifically stated in any discharge of these presents the provisions of this Clause and Clause15(J) shall continue in full force and effect notwithstanding such discharge.

(H) The Trustee shall be entitled in its absolute discretion to determine in respect of which Series of Notes any Liabilities incurred under these presents have been incurred or to allocate any such Liabilities between the Notes of any two or more Series.

15.  SUPPLEMENT TO TRUSTEE ACT 1925

THE Trustee shall have all the powers conferred upon trustees by the Trustee
Act 1925 of England and Wales and by way of supplement thereto it is expressly declared as follows:

(A) The Trustee may in relation to these presents act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, surveyor, banker, broker, auctioneer or other expert whether obtained by the Issuer, the Trustee or otherwise and shall not be responsible for any Liability occasioned by so acting.

(B) Any such advice, opinion or information may be sent or obtained by letter, telex, telegram, facsimile transmission or cable and the Trustee shall not be liable for acting on any advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, facsimile transmission or cable although the same shall contain some error or shall not be authentic.

(C) The Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by any two Directors (in the case of IBM International Finance) or any two Officers (in the case of IBM Credit an


d IBM) of the relevant Issuer and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liability that may be occasioned by it or any other person acting on such certificate.

(D) The Trustee shall be at liberty to hold or to place these presents and any other documents relating thereto in any part of the world with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers considered by the Trustee to be of good repute and the Trustee shall not be responsible for or required to insure against any Liability incurred in connection with any such deposit and may pay all sums required to be paid on account of or in respect of any such deposit.

(E) The Trustee shall not be responsible for the receipt or application of the proceeds of the issue of any of the Notes by the relevant Issuer, the exchange of any Global Note for another Global Note or Definitive Notes or the delivery of any Global Note or Definitive Notes to the person(s) entitled to it or them.

(F) The Trustee shall not be bound to give notice to any person of the execution of any documents comprised or referred to in these presents or to take any steps to ascertain whether any Event of Default or any Potential
Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Trustee shall be entitled to assume that no Event of Default or Potential Event of Default has happened and that the relevant Issuer is observing and performing all its obligations under these presents.

(G) Save as expressly otherwise provided in these presents, the Trustee shall have absolute and uncontrolled discretion as to the exercise of its trusts, powers, authorities and discretions under these presents (the exercise of which as between the Trustee and the Noteholders and Couponholders shall be conclusive and binding on the Noteholders and Couponholders) and shall not be responsible for any Liability which may result from their exercise or non-exercise.

(H) The Trustee shall not be liable to any person by reason of having acted upon any resolution purporting to have been passed at any meeting of the Noteholders of all or any Series in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the meeting or the passing of the resolution or that for any reason the resolution was not valid or binding upon such Noteholders and the relative Receiptholders and Couponholders.

(I) The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Note, Receipt or Coupon purporting to be such and subsequently found to be forged or not authentic.




(J) Without prejudice to the right of indemnity by law given to trustees, the relevant Issuer shall indemnify the Trustee and every Appointee and keep it or him indemnified against all Liabilities to which it or he may be or become subject or which may be incurred by it or him in the execution or purported execution of any of its trusts, powers, authorities and discretions under these presents or its or his functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents or any such appointment.

(K) Any consent or approval given by the Trustee for the purposes of these presents may be given on such terms and subject to such conditions (if any) as the Trustee thinks fit and notwithstanding anything to the contrary in these presents may be given retrospectively.

(L) The Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Noteholder,
Receiptholder or Couponholder any information (including, without limitation, information of a confidential, financial or price sensitive nature) made available to the Trustee by the relevant Issuer or any other person in connection with these presents and no Noteholder, Receiptholder or Couponholder shall be entitled to take any action to obtain from the Trustee any such information.

(M) Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by these presents or required by law) be converted at such rate or rates, in accordance with such method and as at such date for the determination of such rate of exchange, as may be agreed by the Trustee in consultation with the relevant Issuer and any rate, method and date so agreed shall be binding on such Issuer, the Noteholders, the Receiptholders and the Couponholders.

(N) The Trustee may certify whether or not any of the conditions, events and acts set out in sub-paragraphs(ii) and (iii) of Condition10 (each of which conditions, events and acts shall, unless in any case the Trustee in its absolute discretion shall otherwise determine, for all the purposes of these presents be deemed to include the circumstances resulting therein and the consequences resulting therefrom) is in its opinion materially prejudicial to the interests of the Noteholders and any such certificate shall be conclusive and binding upon the relevant Issuer, the Noteholders, the Receiptholders and the Couponholders.

(O) The Trustee as between itself and the Noteholders, the Receiptholders and the Couponholders may determine all questions and doubts arising in relation to any of the provisions of these presents. Every such determination, whether or not relating in whole or in part to the acts or prodeedings of the Trustee, shall be conclusive and shall bind the Trustee and the Noteholders, the Receiptholders and the Couponholders.



(P) In connection with the exercise by it of any of its trusts, powers, authorities and discretions under these presents (including, without limitation, any modification, waiver, authorisation, determination or substitution), the Trustee shall have regard to the interests of the Noteholders as a class and, in particular but without limitation, shall not have regard to the consequences of such exercise for individual Noteholders, Receiptholders or Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Trustee shall not be entitled to require, nor shall any Noteholder, Receiptholder or Couponholder be entitled to claim, from the relevant Issuer, the Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders, Receiptholders or Couponholders except to the extent already provided for in Condition9 and/or any undertaking given in addition thereto or in substitution therefor under these presents.

(Q) Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of these presents and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with these presents.

(R) The Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons or fluctuating body of persons(w (whether being a joint trustee of these presents or not) all or any of its trusts, powers, authorities and discretions under these presents. Such delegation may be made upon such terms (including power to sub-delegate) and subject to such conditions and regulations as the Trustee may in the interests of the Holders think fit. The Trustee shall not be under any obligation to supervise the proceedings or acts of any such delegate or sub-delegate or be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such delegate or sub-delegate. The Trustee shall within a reasonable time after any such delegation or any renewal, extension or termination thereof give notice thereof to the relevant Issuer.

(S) The Trustee may in the conduct of the trusts of these presents instead of acting personally employ and pay an agent (whether being a lawyer or other professional person) to transact or conduct, or concur in transacting or conducting, any business and to do, or concur in doing, all acts required to be done in connection with these presents (including the receipt and payment of money). The Trustee shall not be in any way responsible for any Liability incurred by reason of any misconduct or default on the part of any such agent or be bound to supervise the proceedings or acts of any such agent.

(T) The Trustee shall not be responsible for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, enforceability or admissibility in evidence of these presents or any other document relating thereto and shall not be liable for any failure to obtain any licence, consent or other authority for the execution, delivery, legality, effectiveness, adequacy, genuineness, validity, performance, enforceability or admissibility in evidence of these presents or any other document relating thereto except in each case the Trustee shall as against the relevant Issuer retain responsibility and liability for its own actions as a signatory of these presents.

(U) The Trustee may call for any certificate or other document to be issued by Euroclear or Cedelbank as to the nominal amount of Notes represented by a Global Note standing to the account of any person. Any such certificate or other document shall be conclusive and binding for all purposes.
The Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by Euroclear or Cedelbank and subsequently found to be forged or not authentic.

(V) The Trustee may call for and rely upon a certificate signed by any two
Directors (in the case of IBM International Finance) or any two Officers (in the case of IBM Credit and IBM) of the relevant Issuer as to the amount of Secured Indebtedness, Attributable Debt, Consolidated Net Tangible
Assets, the net proceeds of the sale of any Principal Property sold and leased back pursuant to a Sale and Leaseback Transaction and any other relevant term defined in these presents as at any given time or for any specified period, as applicable, or as to compliance by the Issuers or any of them with any of the covenants contained in Condition 3 or as to whether any transaction is or is not or was or was not a Sale and Leaseback
Transaction or as to whether any property of any Issuer is or is not or was or was not Principal Property or as to whether any Indebtedness is or is not or was or was not Secured Indebtedness or Funded Debt, in which event such certificate shall, in the absence of manifest error, be conclusive and binding on all parties and the Trustee shall not be bound in any such case to call for further evidence or be responsible for any Liabilities that may be occasioned by it or any other person acting on such certificate.

16. TRUSTEE'S LIABILITY

NOTHING in these presents shall in any case in which the Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of these presents conferring on it any trusts, powers, authorities or discretions exempt the Trustee from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under these presents.

17.  TRUSTEE CONTRACTING WITH ISSUERS

NEITHER the Trustee nor any director or officer of a corporation acting as a trustee under these presents shall by reason of its or his fiduciary position be in any way precluded from:

(i) entering into or being interested in any contract or financial or other transaction or arrangement with any of the Issuers or any holding company or any person or body corporate associated with any of the Issuers (including without limitation any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to, or the purchase, placing or underwriting of or the subscribing or procuring subscriptions for or otherwise acquiring, holding or dealing with the Notes or any other notes, stocks, shares, debenture stock, debentures, bonds or other securities of, any of the Issuers or any holding company or any person or body corporate associated as aforesaid); or

(ii) accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to any of the Issuers or any holding company or any such person or body corporate so associated or any other office of profit under any of the Issuers or any holding company or any such person or body corporate so associated and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received thereby or in connection therewith.

18.  WAIVER, AUTHORISATION AND DETERMINATION

(A) THE Trustee may without prejudice to its rights in respect of any subsequent breach, Event of Default or Potential Event of Default from time to time and at any time but only if and in so far as in its opinion the interests of the Noteholders shall not be materially prejudiced thereby waive or authorise any breach or proposed breach by any of the Issuers of any of the covenants or provisions contained in these presents or de determine that any Event of Default or Potential Event of Default shall not be treated as such for the purposes of these presents PROVIDED ALWAYS THAT the Trustee shall not exercise any powers conferred on it by this Clause in contravention of any express direction given by Extraordinary Resolution or by a request under Condition10 but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made. Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Trustee may determine, shall be binding on the Noteholders, the Receiptholders and the Couponholders and, if, but only if, the Trustee shall so require, shall be notified by the relevant Issuer to the Noteholders in accordance with Condition16 as soon as practicable thereafter.

MODIFICATION

(B) The Trustee may without the consent of the Noteholders, the Receiptholders or Couponholders at any time and from time to time concur with the Issuers in making any modification (i)to these presents (other than the proviso to paragraph5 of Schedule4 or any matters referred to in that proviso) which in the opinion of the Trustee it may be proper to make


PROVIDED
THAT the Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the Noteholders or (ii)to these presents if in the opinion of the Trustee such modification is of a formal, minor or technical nature or to correct a manifest error. Any such modification may be made on such terms and subject to such conditions
(if any) as the Trustee may determine, shall be binding upon the Noteholders, the Receiptholders and the Couponholders and, unless the Trustee agrees otherwise, shall be notified by the relevant Issuer to the Noteholders in accordance with Condition16 as soon as practicable thereafter.

19. HOLDER OF DEFINITIVE BEARER NOTE ASSUMED TO BE RECEIPTHOLDER AND
COUPONHOLDER

(A) WHEREVER in these presents the Trustee is required or entitled to exercise a power, trust, authority or discretion under these presents, except as ordered by a court of competent jurisdiction or as required by applicable law, the Trustee shall, notwithstanding that it may have express notice to the contrary, assume that each Noteholder is the holder of all Receipts and Coupons appertaining to each Definitive Bearer Note of which he is the holder.

NO NOTICE TO RECEIPTHOLDERS AND COUPONHOLDERS

(B) Neither the Trustee nor the Issuers shall be required to give any notice to the Receiptholders and the Couponholders for any purpose under these presents and the Receiptholders and the Couponholders shall be deemed for all purposes to have notice of the contents of any notice given to the Noteholders in accordance with Condition16.

20.  SUBSTITUTION

(A) (1) The Trustee may without the consent of the Noteholders, the Receiptholders or Couponholders at any time agree with the relevant Issuer to the substitution in place of such Issuer (or of the previous substitute under this Clause) as the principal debtor under these presents of another company, being a member of the IBM group of companies (such substituted company being hereinafter called the "New Company") provided that a supplemental trust deed is executed or some other form of undertaking is given by the New Company in form and manner satisfactory to the Trustee, agreeing to be bound by the provisions of these presents with any consequential amendments which the Trustee may deem appropriate as fully as if the New Company had been named in these presents as the principal debtor in place of the relevant Issuer (or of the previous substitute under this Clause) and provided further that the relevant Issuer unconditionally and irrevocably guarantees all amounts payable under these presents.

(2)  The following further conditions shall apply to (1) above:

(i) the relevant Issuer and the New Company shall comply with such other requirements as the Trustee may direct in the interests of the Noteholders;



(ii) where the New Company is incorporated, domiciled or resident in, or subject generally to the taxing jurisdiction of, a territory other than or in addition to The Netherlands and/or, as the case may be, the United States of America or any political sub-division thereof or any authority or agency thereof or therein having power to tax, undertakings or covenants shall be given by the New Company in terms corresponding to the provisions of Condition9 with the substitution for (or, as the case may be, the addition to) the references to The Netherlands and/or, as the case may be, the United States of references to that other or additional territory in which the New Company is incorporated, domiciled or resident or to whose taxing jurisdiction it is subject and (where applicable) Condition5(b) shall be modified accordingly;

(iii) without prejudice to the rights of reliance of the Trustee under the immediately following paragraph (iv), the Trustee is satisfied that the relevant transaction is not materially prejudicial to the interests of the Noteholders; and

(iv) if two Directors of the New Company (or other officers acceptable to the Trustee) shall certify that the New Company is solvent at the time at which the relevant transaction is proposed to be effected (which certificate the Trustee may rely upon absolutely) the Trustee shall not be under any duty to have regard to the financial condition, profits or prospects of the New Company or to compare the same with those of the relevant Issuer or the previous substitute under this Clause as applicable.

(B) Any such trust deed or undertaking shall, if so expressed, operate to release the relevant Issuer or the previous substitute as aforesaid from all of its obligations under these presents. Not later than 14 days after the execution of such documents and compliance with such requirements, the relevant Issuer and the New Company shall give notice thereof in a form previously approved by the Trustee to the Noteholders in the manner provided in Condition16. Upon the execution of such documents and compliance with such requirements, the New Company shall be deemed to be named in these presents as the principal debtor in place of the relevant Issuer (or in place of the previous substitute under this Clause) under these presents and these presents shall be deemed to be amended in such manner as shall be necessary to give effect to the above provisions and, without limitation, references in these presents to the relevant Issuer shall, where the context so requires, be deemed to be or include references to the New Company.

21. CURRENCY INDEMNITY

THE relevant Issuer shall indemnify the Trustee, every Appointee, the Noteholders, the Receiptholders and the Couponholders and keep them indemnified against:

(a) any Liability incurred by any of them arising from the non-payment by the relevant Issuer of any amount due to the Trustee or the Noteholders,


the Receiptholders or Couponholders under these presents by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect thereof and those prevailing at the date of actual payment by the relevant Issuer; and

(b) any deficiency arising or resulting from any variation in rates of exchange between (i)the date as of which the local currency equivalent of the amounts due or contingently due under these presents (other than this Clause) is calculated for the purposes of any bankruptcy, insolvency or liquidation of the relevant Issuer and (ii)the final date for ascertaining the amount of claims in such bankruptcy, insolvency or liquidation.
The amount of such deficiency shall be deemed not to be reduced by any variation in rates of exchange occurring between the said final date and the date of any distribution of assets in connection with any such bankruptcy, insolvency or liquidation.

The above indemnity shall constitute an obligation of the relevant Issuer separate and independent from its obligations under the other provisions of these presents and shall apply irrespective of any indulgence granted by the Trustee or the Noteholders, the Receiptholders or the Couponholders from time to time and shall continue in full force and effect not withstanding the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the relevant Issuer for a liquidated sum or sums in respect of amounts due under these presents (other than this Clause). Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Noteholders, the Receiptholders and Couponholders and no proof or evidence of any actual loss shall be required by the Issuer or its liquidator or liquidators.

22. NEW TRUSTEE

(A) THE power to appoint a new trustee of these presents shall be vested jointly in the Issuers but no person shall be appointed who shall not previously have been approved by an Extraordinary Resolution. One or more persons may hold office as trustee or trustees of these presents but such trustee or trustees shall be or include a Trust Corporation. Whenever there shall be more than two trustees of these presents the majority of such trustees shall be competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Trustee by these presents provided that a Trust Corporation shall be included ins such majority. Any appointment of a new trustee of these presents shall as soon as practicable thereafter be notified by the Issuers to the Agent, the Registrar and the Noteholders.

SEPARATE AND CO-TRUSTEES

(B) Notwithstanding the provisions of sub-clause(A) above, the Trustee may, upon giving prior notice to the relevant Issuer (but without the consent of the relevant Issuer, the Noteholders, the Receiptholders or the Couponholders), appoint any person established or resident in any jurisdiction


(whether a Trust Corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Trustee:

(i) if the Trustee considers such appointment to be in the interests of the Noteholders;

(ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

(iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents against the relevant Issuer.

Each of the Issuers irrevocably appoints the Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment.
Such a person shall (subject always to the provisions of these presents) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Trustee by these presents) and such duties and obligations as shall be conferred or imposed by the instrument of appointment.
The Trustee shall have power in like manner to remove any such person. Such reasonable remuneration as the Trustee may pay to any such person, together with any attributable Liabilities incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as Liabilities incurred by the Trustee.

23. TRUSTEE'S RETIREMENT AND REMOVAL

A trustee of these presents may retire at any time on giving not less than three months' prior written notice to the Issuers without giving any reason and without being responsible for any Liabilities incurred by reason of such retirement. The Noteholders may by Extraordinary Resolution remove any trustee or trustees for the time being of these presents. The Issuers undertake that in the event of the only trustee of these presents which is a Trust Corporation giving notice under this Clause or being removed by Extraordinary Resolution they will use their best endeavours to procure that a new trustee of these presents being a Trust Corporation is appointed as soon as reasonably practicable thereafter. The retirement or removal of any such trustee shall not become effective until a successor trustee being a Trust Corporation is appointed.
<APGE> 41
24. TRUSTEE'S POWERS TO BE ADDITIONAL

THE powers conferred upon the Trustee by these presents shall be in addition to any powers which may from time to time be vested in the Trustee by the general law or as a holder of any of the Notes, Receipts or Coupons.

25.  NOTICES

ANY notice or demand to any of the Issuers or the Trustee to be given, made or served for any purposes under these presents shall be given, made or served by sending the same by pre-paid post (first class if inland, first class airmail if overseas), telex or facsimile transmission or by delivering it by hand as follows:

to the Issuers:     IBM Credit Corporation
                North Castle Drive
                Armonk
                New York 10504
                United States of America

                (Attention: MTN Trader)
                Facsimile No. 001 914 499 7366

                IBM International Finance, N.V.
                Johan Huizingalaan 765,
                1066 VH Amsterdam
                The Netherlands

                (Attention: Finance & Treasury)
                Telex No.15692NL
                Facsimile No.00 3120 6691133

                International Business Machines Corporation
                New Orchard Road
                Armonk, New York 10504
                United States of America

                (Attention: MTN Trader)
                Facsimile No. 001 914 499 7366

to the Trustee: Princes House
                95Gresham Street
                LondonEC2V7LY
                England

                (Attention: The Manager, Trust Management)
                Telex No. 888347 or 8956803
                Facsimile No.     (0171)606 0643 or
                                  (0171)696 5261
or to such other address, telex or facsimile number as shall have been notified
(in accordance with this Clause) to the other party hereto and any notice or demand sent by post as aforesaid shall be deemed to have been given, made or served three days in the case of inland post or seven days in the case of overseas post after despatch and any notice or demand sent by telex or facsimile transmission as aforesaid shall be deemed to have been given, made or served 24hours after the time of despatch provided that in the case of a notice or demand given by telex or facsimile transmission such notice or demand shall forthwith be confirmed by post. The failure of the addressee to receive such confirmation shall not invalidate the relevant notice or demand given by telex or facsimile transmission.


26. GOVERNING LAW

THESE presents are governed by, and shall be construed in accordance with, English law.

27. SUBMISSION TO JURISDICTION




(A) EACH of IBM Credit, IBM International Finance and IBM irrevocably agrees for the benefit of the Trustee, the Noteholders, the Receiptholders and the Couponholders that the courts of England are to have jurisdiction to settle any disputes which may arise out of or in connection with these presents and that accordingly any suit, action or proceedings arising out of or in connection with these presents (together referred to as "Proceedings") may be brought in the courts of England. Each further irrevocably and unconditionally waives and agrees not to raise any objection which each of them may have now or subsequently to the laying of the venue of any Proceedings in the courts of England and any claim that any Proceedings have been brought in an inconvenient forum and further irrevocably and unconditionally agrees that a judgment in any Proceedings brought in the courts of England shall be conclusive and binding upon each of them and may be enforced in the courts of any other jurisdiction. Nothing in this Clause shall limit any right to take Proceedings against IBM Credit, IBM International Finance and IBM in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

(B) Each of IBM Credit, IBM International Finance and IBM irrevocably and unconditionally appoints IBM United Kingdom Limited at its registered office (being at the date hereof at North Harbour, P.O. Box 41, Portsmouth,
Hampshire PO6 3AU, England for the time being and in the event of its ceasing so to act will appoint such other person as the Trustee may approve and as each of them may nominate in writing to the Trustee for the purpose to accept service of process on its behalf in England in respect of any Proceedings in the courts of England. Each of IBM Credit, IBM International Finance and IBM:

(i) agrees to procure that, so long as any Note remains liable to prescription, there shall be in force an appointment of such a person approved by the Trustee with an office in London with authority to accept service as aforesaid;

(ii) agrees that failure by any such person to give notice of such service of process to any of IBM Credit, IBM International Finance and IBM shall not impair the validity of such service or of any judgment based thereon;

(iii) consents to the service of process in respect of any Proceedings by the airmailing of copies, postage prepaid, to any of IBM Credit, IBM International Finance and IBM in accordance with Clause25; and

(iv) agrees that nothing in these presents shall affect the right to serve process in any other manner permitted by law.

28.  COUNTERPARTS

THIS Trust Deed and any Trust Deed supplemental hereto may be executed and delivered in any number of counterparts, all of which, taken together, shall constitute one and the same deed and any party to this Trust Deed or any Trust Deed supplemental hereto may enter into the same by executing and delivering a counterpart.

IN WITNESS whereof this Trust Deed has been executed as a deed by the Issuers and the Trustee and entered into the day and year first above written.

SCHEDULE 1

TERMS AND CONDITIONS OF THE NOTES

The following are the Terms and Conditions of the Notes to be issued by an Issuer which will be incorporated by reference into each temporary global
Note, permanent global Note and definitive Note, provided that, in the latter case, only if permitted by the relevant stock exchange (if any) and agreed by the relevant Issuer and the relevant Purchaser(s) at the time of issue but if not so permitted and agreed, each such definitive Note will have endorsed thereon or attached thereto such Terms and Conditions.
The applicable Pricing Supplement in relation to any Series (as defined below) of Notes may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with such Terms and Conditions, supplement, replace or modify the following Terms and Conditions for the purpose of such Series of Notes. The applicable Pricing
Supplement will be endorsed upon, or attached to, each temporary global Note, permanent global Note and definitive Note. Reference should be made to Form of the Notes above for the form of Pricing Supplements which will include the definitions of certain terms used in the following Terms and Conditions.

This Note is one of a Series of notes (the notes of such Series being hereinafter called the ''Notes'', which expression shall mean (i) in relation to any Notes represented by a global Note, units of the lowest Specified Denomination in the Specified Currency, (ii) definitive Bearer Notes issued in exchange (or part exchange) for a global Note, (iii) definitive
Registered Notes issued in exchange (or part exchange) for a temporary global Note and (iv) any global Note) constituted by a Trust Deed (the ''Principal Trust Deed'') dated 30th July, l993 and made between IBM International Finance N.V. (''IBM International Finance'') and The Law Debenture
Trust Corporation p.l.c. (the ''Trustee'', which expression shall wherever the context permits include all other persons or companies who are for the time being acting as trustee under the Trust Deed) as modified and restated by a First Supplemental Trust Deed (the ''First Supplemental Trust Deed'') dated 28th February, 1996 and made between IBM International
Finance, IBM Credit Corporation (''IBM Credit''), International
Business Machines Corporation (''IBM'' and, together with IBM
International
Finance and IBM Credit, the ''Issuers'' and each an ''Issuer'') and the Trustee, as further modified by a Second Supplemental Trust Deed
(the ''Second Supplemental Trust Deed'') dated 10th March, 1997, as further modified by a Third Supplemental Trust Deed (the ''Third Supplemental Trust Deed'') dated 6th March, 1998 and as further amended and restated by a Fourth Supplemental Trust Deed (the ''Fourth Supplemental Trust


Deed''
and, together with the Principal Trust Deed, the First Supplemental
Trust Deed, the Second Supplemental Trust Deed and the Third Supplemental Trust Deed, the ''Trust Deed'') dated 5th March, 1999 each made between the same parties. The Notes, the Receipts (as defined below) and the Coupons (also as defined below) also have the benefit of an Agency Agreement
(Amended and Restated) (the ''Agency Agreement'') dated 5th March,
1999 made between the Issuers, the Trustee, The Chase Manhattan Bank as issuing and principal paying agent and agent bank and, if so specified in the applicable Pricing Supplement (as defined below), as calculation agent (the ''Agent'', which expression shall include any successor such agent), the other paying agents named therein (together with the Agent, the ''Paying Agents'', which expression shall include any additional or successor paying agents) and The Chase Manhattan Bank as registrar in respect of Registered Notes issued by IBM International Finance (the ''Registrar'', which expression shall include any successor registrar). References herein to the ''Issuer'' shall be references to the party specified as such in the applicable Pricing Supplement.

Interest bearing definitive Bearer Notes (unless otherwise indicated in the applicable Pricing Supplement) have interest coupons (''Coupons'') and, if indicated in the applicable Pricing Supplement, talons for further Coupons (''Talons'') attached on issue. Any reference herein to Coupons or coupons shall, unless the context otherwise requires, be deemed to include a reference to Talons or talons. Definitive Bearer Notes repayable in instalments have receipts (''Receipts'') for the payment of the installments of principal (other than the final instalment) attached on issue. Registered Notes do not have Receipts or Coupons attached on issue.

The Pricing Supplement for this Note is attached hereto or endorsed hereon and supplements these Terms and Conditions and may specify other terms and conditions which shall, to the extent so specified or to the extent inconsistent with these Terms and Conditions, supplement, replace or modify these Terms and Conditions for the purposes of this Note. References herein to ''applicable Pricing Supplement'' are to the Pricing Supplement attached hereto or endorsed hereon.

The Trustee acts for the benefit of the holders of the Notes (the ''Note holders'', which expression shall, in relation to any Notes represented by a global Note, be construed as provided below), the holders of the Receipts
(the ''Receiptholders'') and the holders of the Coupons (the
''Couponholders'',
which expression shall, unless the context otherwise requires, include the holders of the Talons (the ''Talonholders'')), all in accordance with the provisions of the Trust Deed.

As used herein, ''Series'' means the Notes issued on the date hereof together with any other Notes expressed to form a single series therewith or with which the Notes are expressed to form a single series and which are denominated in the same Specified Currency and which have the same Maturity
Date, Interest/Payment Basis and interest payment dates (if any)


(all as indicated in the applicable Pricing Supplement) and the terms of which (save for the Issue Date, the Interest Commencement Date and/or the Issue Price (all as indicated as aforesaid)) are otherwise identical (including as to whether or not the Notes are listed). As used herein, ''Tranche'' means all Notes of the same Series with the same Issue Date, Interest Commencement Date and Issue Price.

Copies of the Trust Deed, the Agency Agreement (which contains the form of Pricing Supplement) and the applicable Pricing Supplement are available for inspection at the specified office of each of the Trustee, the Paying
Agents and, where applicable, the Registrar save that, if this Note is an unlisted Note of any Series, the applicable Pricing Supplement will only be available for inspection by a Noteholder holding one or more unlisted Notes of that Series and such Noteholder must produce evidence satisfactory to the relevant Paying Agent, the Registrar or the Trustee, as the case may be, as to its identity. The Noteholders, the Receiptholders and the Couponholders are deemed to have notice of, and are entitled to the benefit of, all the provisions of the Trust Deed, the Agency Agreement and the applicable Pricing Supplement, which are binding on them.

Words and expressions defined in the Trust Deed or the Agency Agreement or used in the applicable Pricing Supplement shall have the same meanings where used in these Terms and Conditions unless the context otherwise requires or unless otherwise stated and provided that, in the event of inconsistency between the Agency Agreement and the Trust Deed, the Trust Deed will prevail and, in the event of inconsistency between the Agency Agreement or the Trust Deed and the applicable Pricing Supplement, the applicable Pricing Supplement will prevail.

1.   Form, Denomination and Title

The Notes are in bearer form (''Bearer Notes'') and/or (if issued by IBM International Finance) in registered form (''Registered Notes'') in the Specified Currency and Specified Denomination(s) and definitive Notes will be serially numbered.

This Note may be a Fixed Rate Note, a Floating Rate Note, a Zero Coupon Note, an Index Linked Note or a combination of any of the foregoing, depending upon the Interest Basis shown in the applicable Pricing Supplement.

This Note may be an Index Linked Redemption Note, an Instalment Note, a Dual Currency Note, a Partly Paid Note or a combination of any of the foregoing, depending on the Redemption/Payment Basis shown in the applicable
Pricing Supplement.

Definitive Bearer Notes are issued with Coupons attached, unless they are Zero Coupon Notes in which case references to Coupons and Couponholders in these Terms and Conditions are not applicable. Registered Notes are issued without Receipts, Coupons or Talons. Wherever Dual Currency Notes or Index Linked Notes are issued to bear interest on a fixed or floating rate basis or on a non-interest bearing basis, the provisions in these Terms and Conditions relating to Fixed Rate Notes, Floating Rate Notes and Zero Coupon Notes, respectively, shall, where the context so admits, apply to such Dual Currency Notes or Index Linked Notes.

Subject as set out below, title to the Bearer Notes, the Receipts and Coupons will pass by delivery. The holder of each Coupon or Receipt, whether or not such Coupon or Receipt is attached to a Note, in his capacity as such, shall be subject to and bound by all the provisions contained in the relevant Note. Title to Registered Notes will pass upon registration of the transfer in the books of the Registrar in New York City. To the extent permitted by law, the Issuer, the Paying Agents, the Registrar and the Trustee shall be entitled to deem and treat the bearer of any Bearer
Note, Receipt or Coupon and any person in whose name a Registered Note shall be registered as the absolute owner thereof (notwithstanding any notice to the contrary (other than any notice delivered in compliance with the terms of this Note regarding transfer and exchange of Registered Notes as set forth in Condition 14) and whether or not such Note, Receipt or Coupon shall be overdue and notwithstanding any notation of ownership or writing thereon or notice of any previous loss or theft thereof) for all purposes, but, in the case of any global Note, without prejudice to the provisions set out below.

For so long as any of the Notes are represented by a global Note, each person who is for the time being shown in the records of Morgan Guaranty
Trust Company of New York, Brussels office, as operator of the Euroclear System (''Euroclear'') and/or of Cedelbank as the holder of a particular nominal amount of such Notes (in which regard any certificate or other document issued by Euroclear or Cedelbank as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be treated by the Issuer, the Agent, the Registrar and any other Paying Agent as a holder of such nominal amount of such Notes for all purposes other than for the payment of principal and interest on such Notes, the right to which shall be vested, as against the Issuer, the Agent, the Registrar and any other Paying Agent, solely in the bearer of the global Note in accordance with and subject to its terms (and the expressions ''Noteholder'' and ''holder of Notes'' and related expressions shall be construed accordingly). Notes which are represented by a global Note will only be transferable in accordance with the rules and procedures for the time being of Euroclear and/or Cedelbank, as the case may be.

Any reference herein to Euroclear and/or Cedelbank shall, whenever the context so permits, be deemed to include a reference to any additional or alternative clearance system approved by the Issuer, the relevant Dealer, the Agent and the Trustee.

2.   Status of the Notes

The Notes and the relative Coupons and Receipts are direct, unconditional, unsubordinated and (subject to Condition 3) unsecured obligations of the Issuer and rank and will rank pari passu without any preference among themselves with all other outstanding, unsecured and unsubordinated obligations, present and future (other than obligations preferred by mandatory provisions of law) of the Issuer.

3.   Negative Pledge; Limitation on Sale and Leaseback Transactions

(a) If the Issuer is IBM, the following provisions of this Condition 3(a) shall apply:---

So long as any of the Notes, Receipts or Coupons remains outstanding (as defined in the Trust Deed), the Issuer will not create, assume, incur or guarantee, and will not permit any Restricted Subsidiary to create, assume, incur or guarantee, any Secured Indebtedness without making provision whereby all the Notes, Receipts and Coupons shall be secured equally and rateably with (or prior to) such Secured Indebtedness (together with, if the Issuer shall so determine, any other indebtedness of the Issuer or such Restricted Subsidiary then existing or thereafter created which is not subordinated to the Notes, Receipts and Coupons) so long as such Secured Indebtedness shall be outstanding unless such Secured Indebtedness, when added to (a) the aggregate amount of all Secured Indebtedness then outstanding (not including in this computation Secured Indebtedness if the Notes, Receipts and Coupons are secured equally and rateably with (or prior to) such Secured Indebtedness and further not including in this computation any Secured Indebtedness which is concurrently being retired) and (b) the aggregate amount of all Attributable Debt then outstanding pursuant to Sale and Leaseback Transactions entered into by the Issuer after 15th July, 1985, or entered into by a Restricted Subsidiary after 15th July, 1985, or, if later, the date on which it became a Restricted Subsidiary (not including in this computation any Attributable Debt which is concurrently being retired), would not exceed 10 per cent. of Consolidated Net Tangible Assets.

So long as any of the Notes, Receipts or Coupons remains outstanding, the
Issuer will not, and will not permit any Restricted Subsidiary to, enter into any Sale and Leaseback Transaction unless (a) the sum of (i) the Attributable Debt to be outstanding pursuant to such Sale and Leaseback Transaction, (ii) all Attributable Debt then outstanding pursuant to all other Sale and Leaseback Transactions entered into by the Issuer after 15th July, 1985, or entered into by a Restricted Subsidiary after 15th July, 1985, or, if later, the date on which it became a Restricted Subsidiary, and (iii) the aggregate of all Secured Indebtedness then outstanding (not including in this computation Secured Indebtedness if the Notes, Receipts and Coupons are secured equally and rateably with (or prior to) such Secured Indebtedness) would not exceed 10 per cent. of Consolidated
Net Tangible Assets or (b) an amount equal to the greater of (i) the net proceeds to the Issuer or the Restricted Subsidiary of the sale of the Principal Property sold and leased back pursuant to such Sale and Leaseback
Transaction and (ii) the amount of Attributable Debt to be outstanding pursuant to such Sale and Leaseback Transaction, is applied to the retirement of Funded Debt of the Issuer or any Restricted Subsidiaries (other than Funded Debt which is subordinated to the Notes, Receipts and Coupons or which is owing to the Issuer or any Restricted Subsidiaries) within 180 days after the consummation of such Sale and Leaseback Transaction.

For the purposes of this Condition 3(a):---

''Attributable Debt'' means, as of the date of its determination, the present value (discounted semi- annually at the Attributable Interest Rate) of the obligation of a lessee for rental payments pursuant to any Sale and Leaseback Transaction (reduced by the amount of the rental obligations of any sublessee of all or part of the same property) during the remaining term of such Sale and Leaseback Transaction (including any period for which the lease relating thereto has been extended), such rental payments not to include amounts payable by the lessee for maintenance and repairs, insurance, taxes, assessments and similar charges and for contingent rents (such as those based on sales). In the case of any Sale and Leaseback Transaction in which the lease is terminable by the lessee upon the payment of a penalty, such rental payments shall be considered for purposes of this definition to be the lesser of (a) the rental payments to be paid under such Sale and Leaseback Transaction until the first date
(after the date of such determination) upon which it may be so terminated plus the then applicable penalty upon such termination and (b) the rental payments required to be paid during the remaining term of the such Sale and Leaseback Transaction (assuming such termination provision is not exercised).

''Attributable Interest Rate'' means, as of the date of its determination, the weighted average of the interest rates (or the effective rate in the case of Original Issue Discount Securities or discount securities) of all Notes outstanding and all securities issued and outstanding (as defined in the 1985 Indenture) under the 1985 Indenture to which Sections
6.05 and 6.06 of the 1985 Indenture apply (and whose application has not been waived).

''Board of Directors'' means either the board of directors of the Issuer, any executive officer of the Issuer duly authorised to act in the name of or on behalf of that board or any committee consisting of two or more persons (who need not be directors) duly authorised to act in the name of or on behalf of that board.

''Board Resolution'' means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

''Consolidated Net Tangible Assets'' means, at any date, the total assets appearing on the most recently prepared consolidated balance sheet of the Issuer and the Subsidiaries as of the end of a fiscal quarter of the Issuer, prepared in accordance with generally accepted accounting principles, less (a) all current liabilities as shown on such balance sheet and
(b) intangible assets. ''Intangible assets'' means the value (net of any applicable reserves), as shown or reflected in such balance sheet, of:
(i) all trade names, trademarks, licences, patents, copyrights and goodwill;
(ii) organisational and development costs; (iii) deferred charges
(other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortised); and
(iv) unamortised debt discount and expense, less unamortised premium; but in no event shall the term ''intangible assets'' include program products.

''Funded Debt'' means any Indebtedness maturing by its terms more than one year from the date of the issuance thereof, including any Indebtedness renewable or extendable at the option of the obligor to a date later than one year from the date of the original issuance thereof.

''Indebtedness'' of any corporation means all indebtedness representing money borrowed which is created, assumed, incurred or guaranteed in any manner by such corporation or for which such corporation is otherwise responsible or liable (whether by agreement to purchase indebtedness of, or to supply funds to or invest in, others).

''Lien'' means any mortgage, pledge, security interest, lien, charge or other encumbrance, but does not include any of the foregoing types of encumbrances that are incidental to the conduct of the business of the Issuer or any Restricted Subsidiary or the ownership of the property and assets of any of them and that were not incurred in connection with the incurrence any Indebtedness. Such incidental encumbrances that are to be excluded from the term ''Liens'' include without limitation: pledges or deposits made to secure obligations of the Issuer or a Restricted Subsidiary under workmen's compensation laws or similar legislation; liens imposed by law, such as materialmen's, mechanics', carriers', workmen's, vendors', repairmen's or other like liens incurred in the ordinary course of business; governmental (Federal, state or municipal) liens arising out of contracts for the purchase of products of the Issuer or a Restricted
Subsidiary, and deposits or pledges to obtain the release of any of the foregoing liens; liens created by or resulting from any litigation or legal proceeding that is currently being contested in good faith by appropriate proceedings; leases made or existing on Principal Property entered into in the ordinary course of business by the Issuer or a Restricted Subsidiary; landlords' liens under leases of Principal Property to which the Issuer or a Restricted Subsidiary is a party; zoning restrictions, easements, licenses or restrictions on the use of Principal Property or minor irregularities in the title thereto; deposits in connection with bids, tenders or contracts (other than for the payment of money) to which the Issuer or any Restricted Subsidiary is a party; deposits to secure public or statutory obligations of the Issuer or any Restricted Subsidiary;
deposits in connection with obtaining or maintaining self-insurance or to obtain the benefits of any law, regulation or arrangement pertaining to unemployment insurance, old age pensions, social security or similar matters; deposits of cash or obligations of the United States of America to secure surety, appeal or customs bonds to which the Issuer or any Restricted Subsidiary is a party; and liens or taxes or assessments or governmental charges or levies not yet due or delinquent, or which can thereafter be paid without penalty, or which are being contested in good faith by appropriate proceedings.

''1985 Indenture'' means the Indenture dated as of 15th July, 1985, between the Issuer and The Bank of New York (successor to Morgan Guaranty Trust Company of New York), as Trustee, as supplemented and amended by the Instrument of Resignation, Appointment and Acceptance dated as of 1st May,
1986, among the Issuer, Morgan Guaranty Trust Company of New York and The Bank of New York.

''Original Issue Discount Security'' means any security the terms of which provide for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof.

''Person'' or ''person'' means any individual, corporation, partnership,


 joint venture, association, joint-stock company, trust, unincorporated organisation or government or agency or political subdivision thereof.

''Principal Property'' means any land, land improvements, buildings and associated factory, laboratory and office equipment (excluding all products marketed by the Issuer or any Subsidiary) constituting a manufacturing facility, development facility, warehouse facility, service facility or office facility (including any portion thereof), which facility (a) is owned by or leased to the Issuer or any Restricted Subsidiary, (b) is located within the United States, and (c) has an acquisition cost plus capitalised improvements in excess of 0.15 per cent. of Consolidated Net Tangible Assets as of the date of such determination, other than (i) any such facility, or portion thereof, which has been financed by obligations issued by or on behalf of a state, a Territory or a possession of the United States, or any political subdivision of any of the foregoing, or the District of Columbia, the interest on which is, or at the time of issuance of such obligations was determined by counsel to be, excludable from the gross income of the holders thereof (other than a ''substantial user'' of such facility or a ''related person'' as those terms were used in Section 147 of the Internal Revenue Code of 1986 of the United States of America (the ''Code'')) pursuant to the provisions of Section 103 and related Sections of the Code (or any similar provisions hereafter enacted) as in effect at the time of issuance of such obligations, (ii) any such facility which the Board of Directors by Board Resolution declares is not of material importance to the Issuer and the Restricted Subsidiaries taken as a whole, and (iii) any such facility, or portion thereof, owned or leased jointly or in common with one or more Persons other than the Issuer and any Subsidiary and in which the interest of the Issuer and all Subsidiaries does not exceed 50 per cent.

''program products'' means the capitalised amount spent on software product development after each product's technological feasibility point, net of amortisation.

''Restricted Securities'' means any shares of the capital stock or Indebtedness of any Restricted Subsidiary.

''Restricted Subsidiary'' means (a) any Subsidiary (i) which has substantially all its property within the United States of America, (ii) which owns or is a lessee of any Principal Property, and (iii) in which the investment of the Issuer and all other Subsidiaries exceeds 0.15 per cent.
of Consolidated Net Tangible Assets as of the date of such determination; provided, however, that the term ''Restricted Subsidiary'' shall not include (A) any Subsidiary (x) primarily engaged in the business of purchasing, holding, collecting, servicing or otherwise dealing in and with instalment sales contracts, leases, trust receipts, mortgages, commercial paper or other financing instruments, and any collateral or agreements relating thereto, including in the business, individually or through partnerships, of financing (whether through long- or short-term borrowings, pledges, discounts or otherwise) the sales, leasing or other operations of the Issuer and the Subsidiaries or any of them, or (y) engaged in the business of financing the assets and operations of third parties, and
(z) in any case, not, except as incidental to such financing business, engaged in owning, leasing or operating any property which but for this proviso would qualify as Principal Property or (B) any Subsidiary acquired or organised after 15th July, 1985, for the purpose of acquiring the stock or business or assets of any Person other than the Issuer or any Restricted
Subsidiary, whether by merger, consolidation, acquisition of stock or assets or similar transaction analogous in purpose or effect, so long as such Subsidiary shall not have, since such date, and does not hereafter acquire by merger, consolidation, acquisition of stock or assets or similar transaction analogous in purpose or effect all or any substantial part of the business or assets of the Issuer or any Restricted Subsidiary;
and (b) any other Subsidiary which is hereafter designated by the Board of Directors as a Restricted Subsidiary.

''Sale and Leaseback Transaction'' means any arrangement with any Person providing for the leasing by the Issuer or any Restricted Subsidiary of any Principal Property (whether such Principal Property is now owned or hereafter acquired) that has been or is to be sold or transferred by the
Issuer or such Restricted Subsidiary to such Person, other than (a) temporary leases for a term, including renewals at the option of the lessee, of not more than three years; (b) leases between the Issuer and a Restricted
Subsidiary or between Restricted Subsidiaries; and (c) leases of Principal Property executed by the time of, or within 180 days after the latest of, the acquisition, the completion of construction or improvement
(including any improvements on property which will result in such property becoming Principal Property) or the commencement of commercial operation of such Principal Property.

''Secured Indebtedness'' means (a) Indebtedness of the Issuer or a Restricted
Subsidiary which is secured by any Lien upon any Principal Property or Restricted Securities and (b) Indebtedness of the Issuer or a Restricted
Subsidiary in respect of any conditional sale or other title retention agreement covering Principal Property or Restricted Securities provided that ''Secured Indebtedness'' shall not include any of the following:---

    (i) Indebtedness of the Issuer and the Restricted Subsidiaries outstanding on 15th July, 1985, secured by then existing Liens upon, or incurred in connection with conditional sale agreements or other title retention agreements with respect to, Principal Property or Restricted Securities

    (ii) Indebtedness which is secured by (A) purchase money Liens upon Principal
Property or Restricted Securities acquired after 15th July, 1985, or (B) Liens placed on Principal Property after 15th July, 1985, during construction or improvement thereof (including any improvements on property which resulted or will result in such property becoming Principal Property) or placed thereon within 180 days after the later of acquisition, completion of construction or improvement or the commencement of commercial operation of such Principal Property or improvement or placed on Restricted Securities acquired after 15th July, 1985 or (C) conditional sale agreements or other title retention agreements with respect to any Principal Property or Restricted Securities acquired after 15th July, 1985, provided that (in the case of (A), (B) or (C) above) (x) such Lien or agreement secures all or any part of the Indebtedness incurred for the purpose of financing all or any part of the purchase price or cost of construction of such Principal Property or improvement or Restricted Securities and (y) such Lien or agreement does not extend to any Principal
Property or Restricted Securities other than the Principal Property or Restricted
Securities so acquired or the Principal Property, or portion thereof, on which the property so constructed, or such improvement, is located; provided, however, that the amount by which the aggregate principal amount of Indebtedness secured by any such Lien or agreement exceeds the cost to the Issuer or such Restricted Subsidiary of the related acquisition, construction or improvement shall be considered to be ''Secured Indebtedness'';

    (iii) Indebtedness which is secured by Liens on Principal Property or Restricted
Securities, which Liens exist at the time of acquisition (by any manner whatsoever) of such Principal Property or Restricted Securities by the Issuer or a Restricted Subsidiary;

     (iv) Indebtedness of Restricted Subsidiaries owing to the Issuer or any other Restricted Subsidiary and Indebtedness of the Issuer owing to any Restricted Subsidiary;

    (v) in the case of any corporation which shall have become or becomes (by any manner whatsoever), as the case may be, a Restricted Subsidiary after 15th July, 1985, Indebtedness which is secured by Liens upon, or conditional sale agreements or other title retention agreements with respect to, its property which constitutes Principal Property or Restricted Securities, which Liens shall have existed or exist, as the case may be, at the time such corporation shall have become or becomes, as the case may be, a Restricted Subsidiary;

     (vi) guarantees by the Issuer of Secured Indebtedness and Attributable Debt of any Restricted Subsidiaries and guarantees by a Restricted Subsidiary of Secured Indebtedness and Attributable Debt of the Issuer and any other Restricted Subsidiaries;

     (vii)     Indebtedness arising from any Sale and Leaseback Transaction;

    (viii) Indebtedness secured by Liens on property of the Issuer or a Restricted
Subsidiary in favour of the United States of America, any state, Territory or possession thereof, or the District of Columbia, or any department, agency or instrumentality or political subdivision of the United
States of America or any state, Territory or possession thereof, or the District of Columbia, or in favour of any other country or any political subdivision thereof, if such Indebtedness was incurred for the purposes of financing all or any part of the purchase price or the cost of construction of the property subject to such Liens; provided, however, that the amount by which the aggregate principal amount of Indebtedness secured by any such Lien exceeds the cost to the Issuer or such Restricted



Subsidiary of the related acquisition or construction shall be considered to be ''Secured Indebtedness''; and

     (ix) the replacement, extension or renewal (or successive replacements, extensions or renewals) of any Indebtedness (in whole or in part) excluded from the definition of ''Secured Indebtedness'' by subparagraphs (i) through (viii) above; provided, however, that no Lien securing, or conditional sale or title retention agreement with respect to, such Indebtedness shall extend to or cover any Principal Property or any Restricted Securities, other than such property which secured the Indebtedness so replaced, extended or renewed (plus improvements on or to any such Principal Property); provided further, however, that to the extent that such replacement, extension or renewal increased or increases the principal amount of Indebtedness secured by such Lien or was or is in a principal amount in excess of the principal amount of Indebtedness excluded from the definition of ''Secured Indebtedness'' by subparagraphs (i) through
(viii)
above, the amount of such increase or excess shall be considered to be ''Secured Indebtedness''.

In no event shall the foregoing provisions be interpreted to mean or their operation to cause the same Indebtedness to be included more than once in the calculation of ''Secured Indebtedness'' as that term is used in this Condition 3(a).

''Subsidiary'' means any corporation a majority of the Voting Shares of which are at the time owned or controlled, directly or indirectly, by the
Issuer or by one or more Subsidiaries, or by the Issuer and one or more Subsidiaries.

''Voting Shares'' means, as to shares of a particular corporation, outstanding shares of stock of any class of such corporation entitled to vote in the election of directors, excluding shares entitled so to vote only upon the happening of some contingency.

(b) If the Issuer is IBM Credit, the following provisions of this Condition 3(b) shall apply:---

Except as provided in this Condition 3(b), so long as any of the Notes, Receipts or Coupons remains outstanding, the Issuer will not itself, and will not permit any Restricted Subsidiary to, incur, issue, assume, guarantee or suffer to exist any indebtedness for money borrowed, or any bonds, debentures, notes or other similar evidences of indebtedness, whether or not for money borrowed (all such indebtedness for money borrowed and other such indebtedness so evidenced being hereafter in this Condition 3(b) called ''Debt''), secured by pledge of, or mortgage, security interest or other lien on, any property or assets, whether now owned or hereafter acquired, of the Issuer or any Restricted Subsidiary, or any shares of stock or Debt of any Restricted Subsidiary (such pledges, mortgages, security interests and other liens being hereafter in this Condition 3(b) called a ''Lien'' or ''Liens'') without effectively providing that the Notes, Receipts and Coupons (together with, if the Issuer shall so determine, any other Debt of the Issuer or such Restricted Subsidiary then existing or thereafter created which is not subordinated to the Notes, Receipts and Coupons) shall be secured equally and rateably with (or prior
to) such Debt, so long as such Debt shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured Debt of the Issuer and its Restricted Subsidiaries would not exceed 10 per cent.
of Consolidated Net Tangible Assets; provided, however, that this
Condition
3(b) shall not apply to, and there shall be excluded from secured
Debt in any computation under this Condition 3(b), Debt secured by:---

    (1) Liens on property of, or on any shares of stock or debt of, any corporation existing at the time such corporation becomes a Restricted
Subsidiary;

     (2) Liens on property, shares of stock or debt existing at the time of acquisition thereof by the Issuer or any Restricted Subsidiary;

    (3) Liens on physical property, shares of stock or debt hereafter acquired
(or, in the case of property, constructed) by the Issuer or any Restricted
Subsidiary and created prior to, at the time of, or within one year after such acquisition (or, in the case of property, the completion of such construction or commencement of commercial operation of such property, whichever is later) to secure or provide for the payment of all or any part of the purchase price (or, in the case of property, the construction price) thereof;

     (4)  Liens in favour of the Issuer or any Restricted Subsidiary;

     (5) Liens in favour of the United States of America, any State thereof or the District of Columbia, or any agency, department or other instrumentality thereof, to secure progress, advance or other payments pursuant to any contract or provision of any statute;

    (6) any Liens securing the performance of any contract or undertaking not directly or indirectly in connection with the borrowing of money, the obtaining of advances or credit or the securing of Debt, if made and continuing in the ordinary course of business;

    (7) Liens incurred (no matter when created) in connection with the Issuer's or a Restricted Subsidiary's engaging in leveraged or single-investor lease transactions, provided that the instrument creating or evidencing any borrowings secured by such Lien shall provide that such borrowings are payable solely out of the income and proceeds of the property subject to such Lien and are not a general obligation of the Issuer or such Restricted Subsidiary; and

    (8) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Lien referred to in the foregoing sub-paragraphs (1) to (7), inclusive; provided, however, that (i) such extension, renewal or replacement Lien shall be limited to all or part of the same property, shares of stock or debt that secured the Lien extended, renewed or replaced (plus improvements on such property) and (ii) the Debt secured by such Lien at such time is not increased.



     For the purposes of this Condition 3(b):---

''Consolidated Net Tangible Assets'' means, at any date, the total assets appearing on the most recently prepared consolidated balance sheet of the Issuer and its Restricted Subsidiaries as at the end of a fiscal quarter of the Issuer, prepared in accordance with generally accepted accounting principles, less (a) all current liabilities (due within one year) as shown on such balance sheet, (b) investments in and advances to Subsidiaries other than Restricted Subsidiaries or other entities accounted for on the equity method of accounting and (c) intangible assets. ''Intangible assets'' means the value (net of any applicable reserves), as shown on or reflected in such balance sheet, of: (i) all trade names, trade marks, licences, patents, copyrights and goodwill; (ii) organisational and development costs; (iii) deferred charges (other than prepaid items such as insurance, taxes, interest, commissions, rents and similar items and tangible assets being amortised); and (iv) unamortised debt discount and expense, less unamortised premium.

''Restricted Subsidiary'' means a Subsidiary organised under the laws of any State of the United States of America or the District of Columbia.

''Subsidiary'' means a corporation more than 50 per cent. of the outstanding voting stock of which is owned, directly or indirectly, by the Issuer or by one or more Subsidiaries of the Issuer, or by the Issuer and one or more Subsidiaries.

(c) If the Issuer is IBM International Finance, the following provisions of this Condition 3(c) shall apply:---

So long as any of the Notes, Receipts or Coupons remains outstanding, the
Issuer will not incur, create, issue, assume or suffer to exist any mortgage, charge, pledge or other security interest (other than any charge or other security interest provided by mandatory provisions of law or any security interest created in favour of the relevant counterparty in connection with or arising out of any interest rate or currency exchange or forward exchange agreement entered into by the Issuer and not directly involving the borrowing of money or the obtaining of advances or credit and only if entered into and continuing in the ordinary course of business) upon the whole or any part of its or any of its subsidiaries' present or future property, assets or revenues or its or any of its subsidiaries' present or future rights with respect to such property, assets or revenues to secure any present or future Indebtedness issued by, or guaranteed by, or in respect of which an indemnity is given by, it or any of its subsidiaries without at the same time, or prior thereto, securing the Notes, Receipts and Coupons equally and rateably with such Indebtedness or according to the Notes, Receipts and Coupons such other security as the Trustee shall in its absolute discretion deem not materially less beneficial to the Noteholders or as shall be approved by an Extraordinary Resolution of such Noteholders.

For the purposes of this Condition 3(c), the expression ''Indebtedness'' includes (i) any indebtedness for borrowed moneys, (ii) liabilities under any bond, note, debenture, loan stock or other security, (iii) liabilities in respect of any acceptance credit facilities, and (iv) liabilities incurred as consideration for any assets or services.

4.   Interest

(a)  Interest on Fixed Rate Notes

Each Fixed Rate Note bears interest on its outstanding nominal amount (or, if it is a Partly Paid Note, the amount paid up) from (and including) the Interest Commencement Date at the rate(s) per annum equal to the Rate(s) of Interest payable in arrear on the Interest Payment Date(s) in each year and on the Maturity Date if that does not fall on an Interest Payment Date.

Except as provided in the applicable Pricing Supplement, the amount of interest payable on each Interest Payment Date in respect of the Fixed Interest
Period ending on such date will amount to the Fixed Coupon Amount. Payments of interest on any Interest Payment Date will, if so specified in the applicable Pricing Supplement, amount to the Broken Amount(s) so specified.

As used in these Conditions, ''Fixed Interest Period'' means the period from (and including) an Interest Payment Date (or the Interest
Commencement
Date) to (but excluding) the next (or first) Interest Payment Date.

If interest is required to be calculated for a period ending other than on an Interest Payment Date, such interest shall be calculated by applying the Rate of Interest to each Specified Denomination, multiplying such sum by the applicable Fixed Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub-unit being rounded upwards or otherwise in accordance with applicable market convention.

In these Conditions, ''Fixed Day Count Fraction'' means:

    (i) if ''Actual/Actual'' is specified in the applicable Pricing Supplement, the number of days in the relevant period from and including the most recent Interest Payment Date (or, if none, the Interest Commencement
Date) to but excluding the relevant payment date divided by (x) in the case of Notes where interest is scheduled to be paid only by means of regular annual payments, the number of days in the period from and including the most recent Interest Payment Date (or, if none, the Interest Commencement
Date) to but excluding the next scheduled Interest Payment Date or (y) in the case of Notes where interest is scheduled to be paid other than only by means of regular annual payments, the product of the number of days in the period from and including the most recent Interest


Payment
Date (or, if none, the Interest Commencement Date) to but excluding the next scheduled Interest Payment Date and the number of Interest Payment
Dates that would occur in one calendar year assuming interest was to be payable in respect of the whole of that year; and

    (ii) if ''30/360'' is specified in the applicable Pricing Supplement, the number of days in the period from and including the most recent Interest Payment Date (or, if none, the Interest Commencement Date) to but excluding the relevant payment date (such number of days being calculated on the basis of 12 30-day months) divided by 360; and

''sub-unit'' means, with respect to any currency other than euro, the lowest west amount of such currency that is available as legal tender in the country of such currency and, with respect to euro, means one cent.

(b)  Interest on Floating Rate Notes and Index Linked Interest Notes

(i)  Interest Payment Dates

Each Floating Rate Note and Index Linked Interest Note bears interest on its outstanding nominal amount (or, if it is a Partly Paid Note, the amount paid up) from (and including) the Interest Commencement Date and such interest will be payable in arrear on either:

    (A) the Specified Interest Payment Date(s) (each an ''Interest Payment Date'') in each year specified in the applicable Pricing Supplement; or

    (B) if no Specified Interest Payment Date(s) is/are specified in the applicable
Pricing Supplement, each date (each an ''Interest Payment Date'') which falls the number of months or other period specified as the Specified
Period in the applicable Pricing Supplement after the preceding
Interest Payment Date or, in the case of the first Interest Payment Date, after the Interest Commencement Date.

Such interest will be payable in respect of each Interest Period (which expression shall, in these Terms and Conditions, mean the period from (and including) an Interest Payment Date (or the Interest Commencement Date) to (but excluding) the next (or first) Interest Payment Date).

If a Business Day Convention is specified in the applicable Pricing Supplement and (x) if there is no numerically corresponding day in the calendar month in which an Interest Payment Date should occur or (y) if any Interest Payment Date would otherwise fall on a day which is not a Business
Day, then, if the Business Day Convention specified is:

    (1) in any case where Specified Periods are specified in accordance with
Condition 4(b)(i)(B) above, the Floating Rate Convention, such Interest Payment Date (i) in the case of (x) above, shall be the last day that is a Business Day in the relevant month and the provisions of (B) below shall apply mutatis mutandis or (ii) in the case of (y) above, shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event (A) such Interest
Payment
Date shall be brought forward to the immediately preceding Business Day and (B) each subsequent Interest Payment Date shall be the last Business
Day in the month which falls the Specified Period after the preceding applicable Interest Payment Date occurred; or

    (2) the Following Business Day Convention, such Interest Payment Date shall be postponed to the next day which is a Business Day; or

    (3)  the Modified Following Business Day Convention, such Interest
Payment
Date shall be postponed to the next day which is a Business Day unless it would thereby fall into the next calendar month, in which event such Interest Payment Date shall be brought forward to the immediately preceding Business Day; or

    (4) the Preceding Business Day Convention, such Interest Payment Date shall be brought forward to the immediately preceding Business Day.

In these Conditions, ''Business Day'' means a day which is both:
payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in London and any Additional Business Centre specified in the applicable Pricing Supplement; and

    (B) either (1) in relation to any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in the principal financial centre of the country of the relevant Specified Currency (if other than London and any Additional Business Centre and which if the Specified
Currency is Australian dollars or New Zealand dollars shall be Sydney or Auckland, respectively) or (2) in relation to any sum payable in euro, a day on which the Trans-European Automated Real-Time Gross Settlement
Express Transfer (TARGET) System (the ''TARGET System'') is open.

(ii) Rate of Interest

The Rate of Interest payable from time to time in respect of Floating
Rate
Notes and Index Linked Interest Notes will be determined in the manner specified in the applicable Pricing Supplement.

(A)  ISDA Determination for Floating Rate Notes

Where ISDA Determination is specified in the applicable Pricing supplement as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Period will be the relevant ISDA Rate plus or minus (as indicated in the applicable Pricing Supplement) the Margin
(if any). For the purposes of this sub-paragraph (A), ''ISDA Rate'' for an Interest Period means a rate equal to the Floating Rate that would be determined by the Agent under an interest rate swap transaction if the Agent were acting as Calculation Agent for that swap transaction under the terms of an agreement incorporating the 1991 ISDA Definitions (as supplemented by the 1998 Supplement and the 1998 ISDA Euro Definitions),


each as amended and updated as at the Issue Date of the first Tranche of the Notes, published by the International Swaps and Derivatives Association, Inc. (the ''ISDA Definitions'') and under which:

     (1) the Floating Rate Option is as specified in the applicable Pricing Supplement;

    (2) the Designated Maturity is a period specified in the applicable Pricing Supplement; and

    (3) the relevant Reset Date is either (i) if the applicable Floating rate
Option is based on the London inter-bank offered rate (''LIBOR'') or on the Euro-zone inter-bank offered rate (''EURIBOR'') for a currency, the first day of that Interest Period or (ii) in any other case, as specified in the applicable Pricing Supplement.

For the purposes of this sub-paragraph (A), (i) ''Floating Rate'', ''Calculation
Agent'', ''Floating Rate Option'', ''Designated Maturity'' and ''Reset Date'' have the meanings given to those terms in the ISDA Definitions,
(ii) the definition of ''Banking Day'' in the ISDA Definitions shall be amended to insert after the words ''are open for'' in the second line the word ''general'' and (iii) ''Euro-zone'' means the region comprised of Member States of the European Union that adopt the single currency in accordance with the Treaty.

(B)  Screen Rate Determination for Floating Rate Notes

Where Screen Rate Determination is specified in the applicable Pricing Supplement as the manner in which the Rate of Interest is to be determined, the Rate of Interest for each Interest Period will, subject as provided below, be either:

     (1)  the offered quotation; or

    (2) the arithmetic mean (rounded if necessary to the fifth decimal place, with 0.000005 being rounded upwards) of the offered quotations,

(expressed as a percentage rate per annum) for the Reference Rate which appears or appear, as the case may be, on the Relevant Screen Page as at
11.00 a.m. (London time, in the case of LIBOR, or Brussels time, in the case of EURIBOR) on the Interest Determination Date in question plus or minus (as indicated in the applicable Pricing Supplement) the Margin (if any), all as determined by the Agent. If five or more of such offered quotations are available on the Relevant Screen Page, the highest (or, if there is more than one such highest quotation, one only of such quotations) and the lowest (or, if there is more than one such lowest quotation, one only of such quotations) shall be disregarded by the Agent for the purpose of determining the arithmetic mean (rounded as provided above) of such offered quotations.

The Agency Agreement contains provisions for determining the Rate of Interest in the event that the Relevant Screen Page is not available or if, in the case of (1) above, no such offered quotation appears or, in the case of (2) above, fewer than three such offered quotations appear, in each case as at the time specified in the preceding paragraph.




If the Reference rate from time to time in respect of Floating Rate Notes is specified in the applicable Pricing Supplement as being other than LIBOR or EURIBOR, the Rate of Interest in respect of such Notes will be determined as provided in the applicable Pricing Supplement.

(iii)     Minimum Rate of Interest and/or Maximum Rate of Interest

If the applicable Pricing Supplement specifies a Minimum Rate of Interest for any Interest Period, then, in the event that the Rate of Interest in respect of such Interest Period determined in accordance with the provisions of paragraph (ii) above is less than such Minimum Rate of Interest, the Rate of Interest for such Interest Period shall be such Minimum
Rate of Interest.

If the applicable Pricing Supplement specifies a Maximum Rate of Interest for any Interest Period, then, in the event that the Rate of Interest in respect of such Interest Period determined in accordance with the provisions of paragraph (ii) above is greater than such Maximum Rate of Interest, the Rate of Interest for such Interest Period shall be such Maximum
Rate of Interest.

(iv)     Determination of Rate of Interest and calculation of Interest
Amounts

The Agent, in the case of Floating Rate Notes, and the Calculation Agent, in the case of Index Linked Interest Notes, will at or as soon as practicable after each time at which the Rate of Interest is to be determined, determine the Rate of Interest for the relevant Interest Period. In the case of Index Linked Interest Notes, the Calculation Agent will notify the Agent of the Rate of Interest for the relevant Interest Period as soon as practicable after calculating the same.

The Agent will calculate the amount of interest (the ''Interest Amount'') payable on the Floating Rate Notes or Index Linked Interest Notes in respect of each Specified Denomination for the relevant Interest Period. Each Interest Amount shall be calculated by applying the Rate of Interest to each Specified Denomination, multiplying such sum by the applicable Floating Day Count Fraction, and rounding the resultant figure to the nearest sub-unit of the relevant Specified Currency, half of any such sub -unit being rounded upwards or otherwise in accordance with applicable market convention.

''Day Count Fraction'' means, in respect of the calculation of an amount of interest for any Interest Period:

    (i) if ''Actual/365'' or ''Actual/Actual'' is specified in the applicable
Pricing Supplement, the actual number of days in the Interest Period divided by 365 (or, if any portion of that Interest Period falls in a leap year, the sum of (A) the actual number of days in that portion of the Interest Period falling in a leap year divided by 366 and (B) the actual number of days in that portion of the Interest Period falling in a non-leap year divided by 365);

    (ii) if ''Actual/365 (Fixed)'' is specified in the applicable Pricing Supplement, the actual number of days in the Interest Period divided by 365;

    (iii) if ''Acutal/360'' is specified in the applicable pricing Supplement, he actual number of days in the Interest Period divided by 360;

    (iv) if ''30/360'', ''360/360'' or ''Bond Basis'' is specified in the applicable
Pricing Supplement, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months (unless (a) the last day of the Interest
Period is the 31st day of a month but the first day of the Interest Period is a day other than the 30th or 31st day of a month, in which case the month that includes that last day shall not be considered to be shortened to a 30-day month, or (b) the last day of the Interest Period is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month);

    (v) if ''30E/360'' or ''Eurobond Basis'' is specified in the applicable Pricing Supplement, the number of days in the Interest Period divided by 360 (the number of days to be calculated on the basis of a year of 360 days with 12 30-day months, without regard to the date of the first day or last day of the Interest Period unless, in the case of an Interest
Period ending on the Maturity Date, the Maturity Date is the last day of the month of February, in which case the month of February shall not be considered to be lengthened to a 30-day month); and

    (vi) if ''Sterling/FRN'' is specified in the applicable Pricing Supplement, the number of days in the Interest Period divided by 365 or, in the case of an Interest Payment Date falling in a leap year, 366.

(v) Notification of Rate of Interest and Interest Amount

The Agent will cause the Rate of Interest and each Interest Amount for each
Interest Period and the relevant Interest Payment Date to be notified to the Issuer, the Trustee (if this Note is a Floating Rate Note or an Index Linked Interest Note which is listed on any stock exchange) and any stock exchange on which the relevant Floating Rate Notes or Index Linked Interest Notes are for the time being listed and notice thereof to be published in accordance with Condition 16 as soon as possible but in any event not later than the fourth London Business Day after their determination.
Each Interest Amount and Interest Payment Date so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without prior notice in the event of an extension or shortening of the Interest Period. Any such amendment will be promptly notified to each stock exchange on which the relevant Floating Rate Notes or Index Linked Interest Notes are for the time being listed and to Noteholders in accordance with Condition 16. For the purposes of this paragraph, the expression ''London Business Day'' means a day (other than a Saturday or a Sunday) on which banks and foreign exchange markets are open for business in London.

(vi) Determination or calculation by Trustee

If for any reason the Agent at any time after the Issue Date defaults in its obligation to determine the Rate of Interest or to calculate any Interest
Amount in accordance with sub-paragraph (ii)(A) or (B) above or as otherwise specified in the applicable Pricing Supplement, as the case may be, and in each case (iv) above, the Trustee shall determine the Rate of Interest at such rate as, in its absolute discretion (having such regard as it shall think fit to the foregoing provisions in this Condition but subject always to any Minimum Rate of Interest and/or Maximum Rate of Interest specified in the applicable Pricing Supplement) it shall deem fair and reasonable in all the circumstances or, as the case may be, the Trustee shall calculate the Interest Amount(s) in such manner as it shall deem fair and reasonable in all the circumstances and each such determination or calculation shall be deemed to have been made by the Agent.

(vii) Certificates to be final

All certificates, communications, opinions, determinations, calculations, quotations and decisions given, expressed, made or obtained for the purposes of the provisions of this paragraph (b), whether by the Agent or the Calculation Agent (if applicable) or the Trustee, shall (in the absence of willful default, bad faith or manifest error) be binding on the Issuer, the Agent, the Calculation Agent (if applicable), the other Paying
Agents, the Registrar, the Trustee and all Noteholders, Receiptholders and Couponholders and (in the absence as aforesaid) no liability to the Issuer, the Noteholders, the Receiptholders or the Couponholders shall attach to the Agent, the Calculation Agent (if applicable), or the Trustee in connection with the exercise or non-exercise by them of their powers, duties and discretions pursuant to such provisions.

(c)  Dual Currency Notes

In the case of Dual Currency Notes, if the rate or amount of interest falls to be determined by reference to an exchange rate, the rate or amount of interest payable shall be determined in the manner specified in the applicable Pricing Supplement.

(d)  Partly Paid Notes

In the case of Partly Paid Notes (other than Partly Paid Notes which are Zero Coupon Notes), interest will accrue as aforesaid on the paid-up part of the nominal amount of such Notes and otherwise as specified in the applicable Pricing Supplement.

(e)  Accrual of Interest

Each Note (or in the case of the redemption of part only of a Note, that part only of such Note) will cease to bear interest (if any) from the due date for its redemption unless, upon due presentation thereof, payment of principal is improperly withheld or refused. In such event, interest will continue to accrue as provided in the Trust Deed.

5.   Redemption and Purchase

(a)  Final Redemption

Unless otherwise indicated in the applicable Pricing Supplement and unless previously redeemed or purchased and cancelled as specified below, each Note will be redeemed by the Issuer at its Final Redemption Amount specified in, or determined in the manner specified in, the applicable Pricing Supplement in the relevant Specified Currency on the Maturity Date.

(b)  Redemption for Tax Reasons

The Notes may be redeemed at the option of the Issuer in whole, but not in part, at any time (in the case of Notes other than Floating Rate Notes) or on any Interest Payment Date (in the case of Floating Rate Notes), on giving not less than 30 nor more than 60 days' notice in accordance with Condition 16 to the Noteholders (which notice shall be irrevocable and shall specify the date for redemption) at their Early Redemption Amount determined in accordance with paragraph (e) below together, if applicable, with interest accrued to (but excluding) the date fixed for redemption, if:---

     (i) the Issuer has or will become obliged to pay additional amounts as provided or referred to in Condition 9 as a result of any change in, or amendment to, the laws or regulations of, where the Issuer is IBM or IBM Credit, the United States of America or, where the Issuer is IBM International
Finance, The Netherlands or the United States of America or, in any case, any political sub-division or any authority or agency thereof or therein having power to tax or any change in the application or official interpretation of such laws or regulations which change or amendment becomes effective on or after the Issue Date of the first Tranche of the Notes; and

     (ii) such obligation cannot be avoided by the Issuer taking reasonable measures available to it;

provided that no such notice of redemption shall be given earlier than
90
days prior to the earliest date on which the Issuer would be obliged to pay such additional amounts were a payment in respect of the Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Issuer shall deliver to the Trustee a certificate signed by one Director of the Issuer (if the Issuer is IBM International Finance) or one Officer of the Issuer (if the Issuer is IBM or IBM Credit) stating that the Issuer is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Issuer so to redeem have occurred, and an opinion of independent legal advisers approved by the Trustee to the effect that the Issuer has or will become obliged to pay such additional amounts as a result of such change or amendment.

(c)  Redemption at the option of the Issuer (Issuer Call)

If Issuer Call is specified in the applicable Pricing Supplement, subject to the terms specified in the applicable Pricing Supplement for an Issuer Call, the Issuer may, on giving not less than 30 nor more than 60 days' notice to the Trustee, the Agent, the Registrar and, in accordance with Condition 16, to the Noteholders (which notice shall be irrevocable and shall specify the date fixed for redemption) redeem all or some only of the Notes then outstanding on the Optional Redemption Date(s) and at the Optional Redemption Amount(s) indicated in and determined in the manner indicated in the applicable Pricing Supplement together, if applicable, with interest accrued to (but excluding) the relevant Optional
Redemption
Date(s). In the event of a redemption of some only of the Notes, such redemption must be of a nominal amount being the Minimum Redemption Amount or a Higher Redemption Amount, both as indicated in the applicable Pricing Supplement. In the case of a partial redemption of definitive Notes (or, as the case may be, parts of Registered Notes), the Notes to be redeemed will be selected individually by lot (without involving any part only of a Bearer Note), not more than 60 days prior to the date fixed for redemption and a list of Notes called for redemption will be published in accordance with Condition 16 not less than 30 nor more than 60 days prior to such date. In addition, in the case of a partial redemption, the notice will specify the period during which exchanges or transfers of Notes may not be made as provided in Condition 14. In the case of a partial redemption of Notes which are represented by a global Note, the relevant Notes will be selected in accordance with the rules of Euroclear and/or Cedelbank.

(d)  Redemption at the Option of the Noteholders (Investor Put)

If Investor Put is specified in the applicable Pricing Supplement, subject to the terms specified in the applicable Pricing Supplement for an Investor
Put, upon the holder of any Note giving to the Issuer in accordance with Condition 16 not more than 60 nor less than 30 days' notice (which notice shall be irrevocable), the Issuer will, upon the expiry of such notice, redeem subject to, and in accordance with, the terms specified in the applicable Pricing Supplement in whole (but not in part) such Note on the Optional Redemption Date and at the Optional Redemption Amount specified in, or determined in the manner specified in, the applicable Pricing Supplement together, if applicable, with interest accrued to (but excluding) the relevant Optional Redemption Date.

If this Note is in definitive form, to exercise the right to require redemption of this Note the holder of this Note must deliver such Note at the specified office of any Paying Agent at any time during normal business hours of such Paying Agent falling within the notice period, accompanied by a duly completed and signed notice of exercise in the form (for the time being current) obtainable from any specified office of any Paying Agent (a ''Put Notice'') and in which the holder must specify a bank account
(or, if payment is required to be made by cheque, an address) to which payment is to be made under this Condition.

Any Put Notice given by a holder of any Note pursuant to this paragraph shall be irrevocable except where prior to the due date of redemption an Event of Default shall have occurred and be continuing in which event s such holder, at its option, may elect by notice to the Issuer to withdraw the notice given pursuant to this paragraph and instead to declare such Note forthwith due and repayable pursuant to Condition 10.

(e)  Early Redemption Amounts





For the purposes of paragraph (b) above and Condition 10, each Note will be redeemed at an amount (the ''Early Redemption Amount'') determined or calculated as follows:---

    (i) in the case of a Note with a Final Redemption Amount equal to the
Issue Price, at the Final Redemption Amount thereof; or

     (ii) in the case of a Note (other than a Zero Coupon Note but including an Instalment Note and a Partly Paid Note) with a Final Redemption Amount which is or may be less or greater than the Issue Price or which is payable in a Specified Currency other than that in which the Notes are denominated, at the amount set out in, or determined in the manner set out in, the applicable Pricing Supplement or, if no such amount or manner is set out in the applicable Pricing Supplement, at its nominal amount; or

    (iii) in the case of a Zero Coupon Note, at an amount (the ''Amortised Face Amount'') equal to the sum of:---
          (A) the Reference Price specified in the applicable Pricing Supplement; and

         (B)  the product of the Accrual Yield specified in the applicable
Pricing
Supplement (compounded annually) being applied to the Reference Price from (and including) the Issue Date of the first Tranche of the Notes to (but excluding) the date fixed for redemption or (as the case may be) the date upon which such Note becomes due and repayable.

        Where such calculation is to be made for a period which is not a whole number of years, it shall be made (I) in the case of a Zero Coupon Note other than a Zero Coupon Note payable in euro, on the basis of a 360-day year consisting of 12 months of 30 days each or (II) in the case of a Zero Coupon Note payable in euro, on the basis of the actual number of days elapsed divided by 365 (or, if any of the days elapsed falls in a leap year, the sum of (x) the number of those days falling in a leap year divided by 366 and (y) the number of those days falling in a non-leap year divided by 365) or (in either case) on such other calculation basis as may be specified in the applicable Pricing Supplement.

(f)  Instalments

Instalment Notes will be redeemed in the Instalment Amounts and on the Instalment Dates. In the case of early redemption, the Early Redemption Amount will be determined pursuant to paragraph (e) above.

(g)  Partly Paid Notes

Partly Paid Notes will be redeemed whether at maturity, early redemption or otherwise in accordance with the provisions of this Condition but subject as provided in the applicable Pricing Supplement.

(h)  Purchase

The Issuer may at any time purchase or otherwise acquire Notes in the open market or otherwise. Notes purchased or otherwise acquired by the Issuer may be held or resold or, at the discretion of the Issuer, surrendered to the Agent for cancellation (together with (in the case of definitive
Bearer Notes) any unmatured Coupons or Receipts attached thereto or purchased therewith). If purchases are made by tender, tenders must be made available to all Noteholders alike.

(i)  Cancellation

All Notes redeemed shall be, and all Notes purchased or otherwise acquired as aforesaid may, at the option of the Issuer, be, cancelled (together in the case of definitive Bearer Notes, with all unmatured Receipts or Coupons attached thereto or purchased therewith), and thereafter may not be re-issued or re-sold.

(j)  Late Payment on Zero Coupon Notes

If the amount payable in respect of any Zero Coupon Note upon redemption of such Zero Coupon Note pursuant to paragraph (a), (b), (c) or (d) above or upon its becoming due and repayable as provided in Condition 10 is not paid when due, the amount due and repayable in respect of such Zero Coupon Note shall be the amount calculated as provided in paragraph (e)
(iii) above as though the references therein to the date fixed for redemption or the date upon which the Zero Coupon Note becomes due and repayable were replaced by references to the date which is the earlier of:---

    (1) the date on which all amounts due in respect of the Zero Coupon Note have been paid; and

    (2) the date on which the full amount of the moneys payable has been received by the Agent and notice to that effect has been given to Noteholders in accordance with Condition 16.

6.   Payments

(a)  Method of Payment

Subject as provided below:

     (i) payments in a currency other than euro will be made by transfer to an account in the relevant Specified Currency (which, in the case of a payment in Yen to a non-resident of Japan, shall be a non-resident account) maintained by the payee with, or at the option of the relevant holder by a cheque in such Specified Currency drawn on, a bank in the principal financial centre of the country of such Specified Currency; and

    (ii) payments in euro will be made by credit or transfer to a euro account
(or any other account to which euro may be credited or transferred) specified by the payee or, at the option of the payee, by a euro cheque, provided, however, that, subject as provided below, no payments with respect to Bearer Notes shall be made either by cheque mailed to an address in the United States (which expression as used herein, means the United States of America (including the States and District of Columbia, its territories, its possessions and other areas subject to its jurisdiction)) or by transfer to an account maintained in the United States.

Payments will be subject in all cases to any fiscal or other laws and regulations applicable thereto in the place of payment, but without prejudice to the provisions of Condition 9.

(b)  Presentation of Notes, Receipts, Coupons and Talons

Payments of principal in respect of definitive Bearer Notes will (subject as provided below) be made in the manner provided in paragraph (a) above against presentation and surrender (or, in the case of part payment of a sum due only, endorsement) of definitive Bearer Notes and payments of interest in respect of definitive Bearer Notes will (subject as provided below) be made as aforesaid against presentation and surrender (or, in the case of part payment of any sum due only, endorsement) of Coupons, in each case at the specified office of any Paying Agent outside the United
States (which expression as used herein, means the United States of America (including the States and District of Columbia, its territories, its possessions and other areas subject to its jurisdiction)).

Payments of instalments (if any) of principal, other than the final installment, will (subject as provided below) be made in the manner provided in paragraph (a) against presentation and surrender (or, in the case of part payment of any sum due, endorsement) of the relevant Receipt in accordance with the preceding paragraph. Payment of the final instalment will be made, in the manner provided in paragraph (a) above only against presentation and surrender (or, in the case of part payment of any sum due, endorsement) of the relevant Note in accordance with the preceding paragraph.
Each Receipt must be presented for payment of the relevant instalment together with the definitive Bearer Note to which it appertains. Receipts presented without the definitive Bearer Notes to which they appertain do not constitute valid obligations of the Issuer. Upon the date on which any definitive Bearer Note becomes due and repayable, unmatured Receipts (if any) appertaining thereto (whether or not attached) shall become void and no payment shall be made in respect thereof.

Fixed Rate Notes in definitive bearer form (other than Dual Currency Notes or Index Linked Notes) should be presented for payment together with all unmatured Coupons appertaining thereto (which expression shall for this purpose include Coupons falling to be issued on exchange of matured Talons) failing which the amount of any missing unmatured Coupon (or, in the case of payment not being made in full, the same proportion of the amount of such missing unmatured Coupon as the sum so paid bears to the sum due) will be deducted from the sum due for payment. Each amount of principal so deducted will be paid in the manner mentioned above against surrender of the relative missing Coupon at any time before the expiry of ten years after the Relevant Date (as defined in Condition 9(a)) in respect of such principal (whether or not such Coupon would otherwise have become void under Condition 15) or, if later, five years from the date on which such Coupon would otherwise have become due. Upon any Fixed Rate
Note in definitive bearer form becoming due and repayable prior to its Maturity Date, all unmatured Talons (if any) appertaining thereto will become void and no further Coupons will be issued in respect thereof.

Upon the date on which any Floating Rate Note, Dual Currency Note or
Index
Linked Note in definitive bearer form becomes due and repayable,


unmatured
Coupons and Talons (if any) relating thereto (whether or not attached) shall become void and no payment or, as the case may be, exchange for further Coupons shall be made in respect thereof.

If the due date for redemption of any definitive Bearer Note is not an Interest
Payment Date, interest (if any) accrued in respect of such Note from (and including) the preceding Interest Payment Date or, as the case may be, the Interest Commencement Date shall be payable only against surrender of the relevant definitive Bearer Note.

Payments of principal and interest (if any) in respect of Notes represented by any global Note will (subject as provided below) be made in the manner specified above in relation to definitive Bearer Notes and otherwise in the manner specified in the relevant global Note against presentation or surrender, as the case may be, of such global Note at the specified office of any Paying Agent outside the United States. A record of each payment made against presentation or surrender of such global Note, distinguishing between any payment of principal and any payment of interest, will be made on such global Note by the Agent and such record shall be prima facie evidence that the payment in question has been made.

The holder of the relevant global Note (or, as provided in the Trust Deed, the Trustee) shall be the only person entitled to receive payments in respect of Notes represented by such global Note and the Issuer will be discharged by payment to, or to the order of, the holder of such global Note (or the Trustee, as the case may be) in respect of each amount so paid. Each of the persons shown in the records of Euroclear or Cedelbank as the beneficial holder of a particular nominal amount of Notes must look solely to Euroclear or Cedelbank, as the case may be, for his share of each payment so made by the Issuer to, or to the order of, the holder of the relevant global Note (or the Trustee, as the case may be). No person other than the holder of the relevant global Note (or, as provided in the Trust Deed, the Trustee) shall have any claim against the Issuer in respect of any payments due on that global Note.

Notwithstanding the foregoing, payments of interest in respect of Bearer Notes will be made at the specified office of a Paying Agent in the United
States (which expression, as used herein, means the United States of America (including the States and the District of Columbia, its territories, its possessions and other areas subject to its jurisdiction)) if:---

    (i) the Issuer has appointed Paying Agents with specified offices outside the United States with the reasonable expectation that such Paying Agents would be able to make payment at such specified offices outside the United States of the full amount of interest on the Bearer Notes in the manner provided above when due;

    (ii) payment of the full amount of such interest at such specified offices outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions; and




    (iii) such payment is then permitted under United States law without involving, in the opinion of the Issuer, adverse tax consequences to the Issuer.

Payments of principal in respect of Registered Notes will be made in the manner provided in paragraph (a) above against presentation and surrender (or, in the case of part payment of any sum due only, endorsement) of such Notes at the specified office of the Registrar in New York City or at the specified office of any Paying Agent. Payments of interest due on a Registered Note and payments of instalments (if any) of principal on a Registered Note, other than the final instalment, will be made to the person in whose name such Note is registered at the close of business on the fifteenth day (whether or not such fifteenth day is a business day (being for this purpose a day on which banks are open for business in the city where the specified office of the Registrar is located) (the ''Record Date'')) prior to such due date. In the case of payments by cheque, cheques will be mailed to the holder (or the first named of joint holders) at such holder's registered address on the business day immediately preceding the due date. If payment is required by credit or transfer as referred to in paragraph (a) above, application for such payment must be made by the holder to the Registrar not later than the relevant Record Date.

(c)  Payment Day

If the date for payment of any amount in respect of any Note, Receipt or Coupon is not a Payment Day, the holder thereof shall not be entitled to payment until the next following Payment Day in the relevant place and shall not be entitled to further interest or other payment in respect of such delay. For these purposes, unless otherwise specified in the applicable Pricing Supplement, ''Payment Day'' means any day which is:---

     (i) a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in:

          (A)  the relevant place of presentation;

          (B)  London;

         (C) any Additional Financial Centre specified in the applicable Pricing Supplement; and

     (ii) either (1) in relation to any sum payable in a Specified Currency other than euro, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealings in foreign exchange and foreign currency deposits) in the principal financial centre of the country of the relevant Specified Currency (if other than the place of presentation, London and any Additional Financial Centre and which if the Specified Currency is Australian dollars or New Zealand dollars shall be Sydney or Auckland, respectively) or (2) i relation to any sum payable in euro, a day on which the TARGET System is open.

(d)  Interpretation of Principal and Interest

Any reference in these Terms and Conditions to principal in respect of the Notes shall be deemed to include, as applicable---

    (i) any additional amounts which may be payable with respect to principal under Condition 9 or pursuant to any undertakings given in addition thereto or in substitution therefor pursuant to the Trust Deed;

    (ii)  the Final Redemption Amount of the Notes;

    (iii) the Early Redemption Amount of the Notes;

    (iv)  the Optional Redemption Amount(s) (if any) of the Notes;

    (v)   in relation to Notes redeemable in instalments, the Instalment
Amounts;
    (vi) in relation to Zero Coupon Notes, the Amortised Face Amount (as defined in Condition 5(e)); and

    (vii) any premium and any other amounts which may be payable under or in respect of the Notes.

Any reference in these Terms and Conditions to interest in respect of the Notes shall be deemed to include, as applicable, any additional amounts which may be payable under Condition 9 or pursuant to any undertakings given in addition thereto or in substitution therefor pursuant to the Trust Deed.

7.   Agent, Paying Agents and Registrar

The names of the initial Agent, the initial Registrar and the other initial Paying Agents and their initial specified offices are set out below.

The Issuer reserves the right at any time to vary or terminate the appointment of any Paying Agent or (where the Issuer is IBM International Finance) Registrar and to appoint additional or other Paying Agents or (where the Issuer is IBM International Finance) another Registrar and/or to approve any change in the specified office of any Paying Agent or (where the Issuer is IBM International Finance) Registrar, provided that it will, so long as any of the Notes is outstanding, maintain:---

    (i)   an Agent;

    (ii)  a Registrar (where the Issuer is IBM International Finance);

    (iii) a Paying Agent (other than the Registrar) (which may be the Agent) having a specified office in a leading financial centre in continental Europe outside of The Netherlands; and

    (iv) so long as any Notes are listed on the London Stock Exchange, Paying
Agent (which may be the Agent) having a specified office in London or such other place as may be approved by the London Stock Exchange.

Any such variation, termination or change shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 days' prior notice thereof shall have been given to the Noteholders in accordance with Condition 16 below and provided further that neither the resignation nor removal of the Agent or the Registrar shall take effect, except in the case of insolvency as aforesaid, until a new Agent or Registrar, as the case may be, has been appointed. In addition, the Issuer shall forthwith appoint a Paying Agent having a specified office in New York City in the circumstances described in the eighth paragraph of Condition 6(b).



In acting under the Agency Agreement, the Agent, the Registrar (where the Issuer is IBM International Finance) and the other Paying Agents will act solely as agents of the Issuer and, in certain circumstances specified therein, of the Trustee, and will not assume any obligation or relationship of agency or trust to or with the Noteholders, Receiptholders or Couponholders, except that (without affecting the obligations of the Issuer to the Noteholders, Receiptholders and Couponholders to repay Notes and pay interest thereon) any funds received by the Agent for the payment of the principal of or interest on the Notes shall be held by it on trust for the Noteholders and/or Receiptholders and/or Couponholders until the expiry of the period of prescription specified in Condition 15. The Issuer will agree to perform and observe the obligations imposed upon it under the Agency Agreement. The Agency Agreement contains provisions for the indemnification of the Paying Agents and the Registrar and for their relief from responsibility in certain circumstances, and entitles any of them to enter into business transactions with the Issuer and any of its subsidiaries without being liable to account to the Noteholders, Receiptholders or Couponholders for any resulting profit.

8.   Exchange of Talons

On and after the Interest Payment Date on which the final Coupon comprised in any Coupon sheet matures, the Talon (if any) forming part of such Coupon sheet may be surrendered at the specified office of the Agent or any other paying Agent in exchange for a further Coupon sheet including (if such further Coupon sheet does not include Coupons to (and including) the final date for the payment of interest due in respect of the Note to which it appertains) a further Talon, subject to the provisions of Condition
15. Each Talon shall, for the purposes of these Terms and Conditions, be deemed to mature on the Interest Payment Date on which the final Coupon comprised in the relative Coupon sheet matures.

9.   Taxation

(a) Where the Issuer is IBM International Finance, all payments of, or in respect of, principal and interest on the Notes, Receipts and Coupons by the Issuer will be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied by or on behalf of The Netherlands or of any political sub-division thereof, or any authority or agency thereof or therein having power to tax, unless the withholding or deduction of such taxes, duties, assessments or governmental charges is required by law. In that event, the Issuer will pay such additional amounts as may be necessary in order that the net amounts received by the holders of the Notes, Receipts and Coupons, as the case may be, after such withholding or deduction shall equal the respective amounts of principal and interest which would have been receivable in respect of the Notes, Receipts or Coupons in the absence of such withholding or deduction; except that no such additional amounts shall be payable with respect to any payment in respect of any Note, Receipt or Coupon:---

    (i) to, or to a third party on behalf of, a holder who is liable to such taxes, duties, assessments or governmental charges in respect of such Note, Receipt or Coupon by reason of his having some connection with The Netherlands other than the mere holding of the Note, Receipt or Coupon;




    (ii) to, or to a third party on behalf of, a holder who would be able to avoid such withholding or deduction by making a declaration of non-residence or similar claim for exemption but fails to do so; or

    (iii) presented for payment more than 30 days after the Relevant Date except to the extent that the holder thereof would have been entitled to such additional amounts on presenting the same for payment on the expiry of such period of 30 days.

As used herein, the ''Relevant Date'' means the date on which such payment first becomes due, but if the full amount of the money payable has not been received by the Agent in accordance with the Agency Agreement on or prior to such due date, it means the date on which, the full amount of such money having been so received, notice to that effect shall have been duly published in accordance with Condition 16.

(b) The Issuer will, subject to the limitations and exceptions described below, pay to a holder who is a United States Alien (as defined below), as additional interest, such additional amounts as may be necessary so that every net payment of principal of, or interest on the Notes, Receipts or Coupons after withholding or deduction for or on account of any present or future tax, assessment or other governmental charge imposed upon such holder, or by reason of the making of such payment, by the United States or any political sub-division or taxing authority thereof or therein, will not be less than the amount provided for in the Notes, Receipts or Coupons to be then due and payable. However, the Issuer shall not be required to make any payment of additional amounts for or on account of:---

    (A) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such holder (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation) and the United
States, including, without limitation, such holder (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or treated as a resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein, or (ii) the presentation of a Note, Receipt or Coupon for payment on a date more than 10 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurred later;

    (B) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

     (C) any tax, assessment or other governmental charge imposed by reason of such holder's past or present status as a personal holding company or foreign personal holding company with respect to the United States, as a controlled foreign corporation that is related to the Issuer through stock ownership or as a corporation that accumulates earnings to avoid United States Federal income tax;

    (D) any tax, assessment or other governmental charge that is payable otherwise than by withholding from payments of principal or interest on, the Notes, Receipts or Coupons;

    (E) any tax, assessment or other governmental charge required to be withheld or deducted by any Paying Agent from any payment of principal of, or interest on, any Note, Receipt or Coupon, if such payment can be made without such withholding or deduction by any other Paying Agent;

    (F) any tax, assessment or other governmental charge that would not have been imposed but for the failure to comply with any certification, information, documentation or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of such Note, Receipt or Coupon, if such compliance is required by statute or by regulation of the United States Treasury Department as a precondition to relief or exemption from such tax, assessment or other governmental charge;

    (G) any tax, assessment or other governmental charge imposed on a holder that actually or constructively owns 10 per cent. or more of the total combined voting power of all classes of stock of the Issuer entitled to vote; or

     (H)  any combination of items (A), (B), (C), (D), (E), (F) and (G);

nor shall additional amounts be paid with respect to any payment of principal or interest to any United States Alien who is a fiduciary or partnership or other than the sole beneficial owner of the Note, Receipt Coupon to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner of the Note, Receipt or Coupon would not have been entitled to payment of the additional amounts had such beneficiary, settlor, member or beneficial owner been the holder of the Note, Receipt or Coupon.

The term ''United States Alien'' means any person that is not for United States Federal income tax purposes (i) a citizen or resident of the United
States who is a natural person, (ii) an entity treated as a corporation or partnership created or organised under the laws of the United States or any state thereof (including the District of Columbia) (other than a partnership that is not treated as a United States person, the term ''United States person'' being used herein within the meaning given to such term in the United States Internal Revenue Code of 1986, as amended and applicable Treasury regulations), (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source, and (iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States person have authority to control all substantial decisions of the trust (any other trust that is treated as a United States person under applicable Treasury regulations).

10.  Events of Default

The Trustee at its discretion may, and if so requested in writing by Noteholders holding at least one quarter in aggregate nominal amount of the Notes then outstanding or if so directed by an Extraordinary Resolution shall (subject in each case to being indemnified to its satisfaction),


(provided that, except in the case of the happening of either of the events mentioned in paragraph (i) below, the Trustee shall have certified that in its opinion such event is materially prejudicial to the interests of the Noteholders) give notice to the relevant Issuer that the Notes are, and they shall thereby become, immediately due and repayable at their
Early Redemption Amount (as described in Condition 5(e)) together with accrued interest as provided in the Trust Deed, if any of the following events shall occur (each, following certification as aforesaid, an ''Event of Default'') and be continuing:---

     (i) in the case of any Issuer, any amount of principal due on the Notes or any of them is not paid within seven days of the due date or any interest due on the Notes or the Coupons or any of them is not paid within 14 days of the due date (where the Issuer is IBM International Finance) or within 30 days of the due date (where the Issuer is IBM or IBM
Credit); or

     (ii) in the case of IBM and IBM Credit:---

         (A) failure on the part of the Issuer duly to observe or perform any other of the covenants or agreements on the part of of the Issuer in respect of the Notes, or in the Trust Deed, for a period of 90 days after the date on which written notice of such failure requiring the Issuer to remedy the same and stating that such notice is a ''Notice of Default'' hereunder, shall have been given, by registered or certified mail, to the Issuer by the Trustee; or

          (B) entry of a decree or order for relief in respect of the Issuer by a court having jurisdiction in the premises in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Issuer or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

         (C) commencement by the Issuer of a voluntary case under any applicable
Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Issuer or for any substantial part of its property, or any general assignment by the Issuer for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking by the Issuer of any corporate action in furtherance of any of the foregoing.

     (iii)     In the case of IBM International Finance:---

         (A) the Issuer fails to perform or observe or comply with any of its other obligations or covenants or any conditions or provisions affecting it under the Notes or the Trust Deed and (except where such failure is incapable of remedy in which case no such continuation or notice as is hereinafter referred to will be required) such failure is not remedied to the Trustee's satisfaction within 30 days (or such longer period as the


Trustee may permit) after written notice requiring remedy of such default shall have been given to the Issuer; or

(B) an executoriaal beslag (executory attachment) is made on the whole of the assets of the Issuer or any of its subsidiaries or any substantial part thereof or a conservatoir beslag (interlocutory attachment) is made thereon and is not cancelled or withdrawn within 30 days after the making thereof or the Issuer or any subsidiary goes bankrupt, applies for suspension of payment or is wound up (other than a voluntary winding up in the case of a subsidiary of the Issuer upon which the assets of the subsidiary are transferred to the Issuer or any of its subsidiaries), or the Issuer or any subsidiary offers a compromise to its creditors generally or negotiates with all its creditors another agreement relating to its payment difficulties, or such measures are officially decreed; or

         (C) the Issuer or any of its subsidiaries shall institute (or shall consent
to) proceedings seeking any order or decree referred to in sub-paragraph
(B) above or the appointment of a receiver or other such person with respect to itself or shall make a general assignment for the benefit of creditors or shall admit in writing its inability to pay its debts generally as they become due; or any effective resolution is passed for the winding up of the Issuer or any of its subsidiaries; or the Issuer or any of its subsidiaries ceases to pay its debts within the meaning of
Section 1 of the Dutch bankruptcy law (Faillissementswet) or the relevant section of the equivalent legislation in the applicable jurisdiction or foresees that it shall be unable to continue to pay its debts when due and payable within the meaning of Section 213 of the Dutch bankruptcy law (Faillissementswet) or the relevant section of the equivalent legislation in the applicable jurisdiction provided that no such cessation or inability shall be taken into account for this purpose if the relevant debt is being contested in good faith by the Issuer, or a distress, execution or other process is levied or enforced upon or sued out against the whole or substantially all of the property of the Issuer and is not discharged within 30 days thereof, provided that nothing in paragraph (B) or this paragraph (C) shall prevent a reorganisation the consequence of which is the transfer of the whole or substantially the whole of the assets of a subsidiary to the Issuer or another subsidiary; or

(D) (other than in the ordinary course of business) the Issuer, any of its subsidiaries, IBM World Trade Corporation (''IBM WTC'') or, prior to the termination of the 1991 Liquidity Agreement (as defined in the Trust
Deed), IBM Credit dispose or threaten to dispose of the whole or substantially the whole of their respective businesses or of the whole or substantially the whole of their respective assets, whether by a single transaction or a series of transactions whether related or not (except for the purpose of a reorganisation, merger or consolidation effected with the consent of the Trustee); or

         (E) the Issuer, any of its subsidiaries or IBM WTC or, prior to the termination of the 1991 Liquidity Agreement, IBM Credit ceases or threatens to cease to carry on the whole or substantially the whole of its business except in connection with a disposal which does not fall within paragraph (D) above; or

         (F) the Issuer ceases to be a wholly-owned subsidiary, direct or indirect, of IBM WTC; or



          (G) any provision of the IBM International Finance Support Agreement, the IBM Support Agreement or (prior to the termination of the 1991
Liquidity
Agreement) the IBM Credit Support Agreement (each as defined in the
Trust Deed) is amended, modified or waived or is not enforced in a timely manner by the Issuer or the IBM International Finance Support Agreement or the IBM Support Agreement is terminated, unless in any such case the prior consent in writing of the Trustee or the approval of the Noteholders by Extraordinary Resolution has been obtained.

11.  Enforcement

The Trustee may, at its discretion and without further notice, institute such proceedings against the Issuer as it may think fit to enforce any obligation, condition or provision binding on the Issuer under the Notes or under the Trust Deed, but shall not be bound to do so unless:---

    (i) it has been so directed by an Extraordinary Resolution or in writing by the holders of at least one quarter of the nominal amount of the Notes outstanding; and

     (ii) it has been indemnified to its satisfaction.

No Noteholder, Receiptholder or Couponholder shall be entitled to institute proceedings directly against the Issuer unless the Trustee, having become bound to proceed as aforesaid, fails to do so within a reasonable time and such failure is continuing.

12.  Indemnification of Trustee

The Trust Deed contains provisions for the indemnification of the Trustee and for its relief from responsibility, including provisions relieving it from any obligation to take proceedings to enforce repayment unless indemnified to its satisfaction. The Trustee is entitled to enter into business transactions with the Issuer or any of its subsidiaries, holding companies or affiliates without accounting for any profit resulting therefrom and to act as trustee for the holders of any other securities issued by the Issuer.

13.  Meetings of Noteholders; Modifications; Waiver; Substitution

The Trust Deed contains provisions for convening meetings of the Noteholders to consider any matter affecting their interests, including proposals to modify by Extraordinary Resolution these Terms and Conditions or the provisions of the Trust Deed. The quorum at any such meeting for passing an Extraordinary Resolution will be one or more persons holding or representing a majority in nominal amount of the Notes for the time being outstanding, or at any adjourned meeting one or more persons being or representing Noteholders whatever the nominal amount of the Notes so held or represented, except that, at any meeting the business of which includes the modification of certain of these Terms and Conditions and provisions of the Trust Deed (as set out therein), the necessary quorum for passing an Extraordinary Resolution will be one or more persons holding or representing not less than two-thirds, or at any adjourned such meeting not less than one-third, of the nominal amount of the Notes for the time being outstanding. Any Extraordinary Resolution passed at any meeting of Noteholders will be binding on all Noteholders, whether or not they are present at the meeting, and on all Receiptholders and Couponholders. An Extraordinary Resolution may also be effected in writing executed by or on behalf of the persons holding or representing not less than 90 per cent. of the nominal amount of the Notes for the time being outstanding. The Trust Deed contains provisions for convening a single meeting of the Noteholders and the holders of notes of other Series in certain circumstances where the Trustee so decides.

The Trustee may agree, without the consent of the Noteholders, Receiptholders or Couponholders, to any modification (subject as provided above) of, or to any waiver or authorisation of any breach or proposed breach of any provision of, the Trust Deed which, in the opinion of the Trustee, is not materially prejudicial to the interests of the Noteholders or to any modification of a formal, minor or technical nature or to correct a manifest error.

The Trustee may, without the consent of the Noteholders, Receiptholders or Couponholders, agree with the Issuer to the substitution in place of the Issuer (or of any previous substitute under this Condition) as the principal debtor under the Notes, Receipts, the Coupons and the Trust Deed of another company, being a member of the IBM group of companies, subject to (a) the Trustee being satisfied that the interests of the Noteholders will not be materially prejudiced by the substitution, and (b) certain other conditions set out in the Trust Deed being complied with.

In connection with the exercise of its powers, trusts, authorities and discretions (including but not limited to those in relation to any proposed modification, waiver, authorisation or substitution as aforesaid), the Trustee shall not have regard to the consequences of such exercise for individual Noteholders, Receiptholders or Couponholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory, and the Trustee shall not be entitled to require, nor shall any Noteholder,
Receiptholder or Couponholder be entitled to claim from the Issuer any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders, Receiptholders or Couponholders.

Any such modification, waiver, authorisation or substitution shall be binding on the Noteholders, the Receiptholders and the Couponholders and, unless the Trustee agrees otherwise, any such modification or substitution shall be notified to the Noteholders as soon as practicable thereafter.

14. Transfer and Exchange and Replacement of Notes, Receipts, Coupons and Talons

Upon the terms and subject to the conditions set forth in the Agency Agreement and the Trust Deed, a Registered Note may be transferred in whole or in part (in the principal amount of U.S.$150,000 or any amount in excess thereof that is an integral multiple of U.S.$50,000 or not less than the equivalents in any other currency as specified in the applicable Pricing Supplement) by the holder or holders surrendering the Registered Note for registration of the transfer of the Registered Note (or the relevant part of the Registered Note) at the specified office of the Registrar, with the form of transfer thereon duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar duly executed by, the holder or holders thereof or his or their attorney or attorneys duly authorised in writing and upon the Registrar, after due and careful enquiry, being satisfied with the documents of title and the identity of the person making the request and subject to such reasonable regulations as the Issuer and the Registrar (with the prior approval of the Trustee) may prescribe, including any restrictions imposed by the Issuer on transfers of Registered Notes originally sold to a U.S. Person.

Subject as provided above, the Registrar will, within three business days (being for this purpose a day on which banks are open for business in the city where the specified office of the Registrar is located) of the request (or such longer period as may be required to comply with any applicable fiscal or other laws or regulations), authenticate and deliver at its specified office to the transferee or (at the risk of the transferee) send by mail to such address as the transferee may request a new Registered
Note of a like aggregate nominal amount to the Registered Note (or the relevant part of the Registered Note) transferred. In the case of the transfer of part only of a Registered Note, a new Registered Note in respect of the balance of the Registered Note not transferred will be so authenticated and delivered or (at the risk of the transferor) sent to the transferor.

Upon the terms and subject to the conditions set out in the Agency Agreement and the Trust Deed, a definitive Bearer Note issued by IBM
International
Finance (provided that all unmatured Coupons and Receipts (if any) appertaining to the Bearer Note are attached) may be exchanged for a Registered
Note of a like aggregate nominal amount by surrender of the Bearer
Note, Coupons and Receipts (if any) to the Registrar at its specified office, together with a written request for the exchange in the form for the time being available from the specified office of the Registrar. Bearer Notes may not be surrendered in exchange for Registered Notes during the period commencing on the fifth business day prior to a Record Date (as defined in Condition 6(b)) in respect of any Interest Payment Date and ending on such Interest Payment Date (inclusive). Interest on a Registered
Note issued on exchange will accrue as from the immediately preceding Interest Payment Date or the Issue Date or the Interest Commencement
Date (as the case may be) if the exchange is to take place prior to the first Interest Payment Date for the Notes. Within three business days of the request, the Registrar will authenticate and deliver at its specified office to the holder or (at the risk of the holder) send by mail to such address as may be specified by the holder in the request a Registered
Note of a like aggregate nominal amount to the Bearer Note exchanged. Whilst any Bearer Notes are represented by a permanent global Note, any Noteholder wishing to exchange his interest in such permanent global Note for a Registered Note, shall give notice to such effect to the Registrar via Euroclear and/or Cedelbank whereupon the Registrar will authenticate and deliver a Registered Note in like aggregate nominal amount to he Bearer Note exchanged in the manner provided above, and shall arrange for the nominal amount of Bearer Notes represented by such permanent global Note to be reduced accordingly.



No exchange of a Registered Note for a Bearer Note will be permitted.

In the event of a partial redemption of Notes under Condition 5(c), the Issuer shall not be required:---

         (a) to register the transfer of Registered Notes (or parts of Registered
Notes) or to exchange Bearer Notes for Registered Notes during the period beginning on the sixty-fifth day before the date of the partial redemption and ending on the day on which notice is given specifying the serial numbers of Notes called (in whole or in part) for redemption (both inclusive); or

         (b) to register the transfer of any Registered Note, or part of Registered Note, called for partial redemption; or

          (c)  to exchange any Bearer Note called for partial redemption;

except that a Bearer Note so called for redemption may be exchanged for a Registered Note which is simultaneously surrendered not later than the relevant Record Date.

The costs and expenses of effecting any exchange or registration of transfer pursuant to the foregoing provisions (except for the expenses of delivery by other than regular mail (if any) and, if the Issuer shall so require, for the payment of a sum sufficient to cover any tax or other governmental charge or insurance charges that may be imposed in relation thereto which will be borne by the Noteholder) will be borne by the Issuer.

The Registrar shall not be required to register the transfer of Registered
Notes for a period of 15 days preceding the due date for any payment of principal of, or interest on, such Notes.

Should any Note, Receipt, Coupon or Talon be lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Agent in London (in the case of a Bearer Note, Receipt, Coupon or Talon), or at the specified office of the Registrar (in the case of a Registered
Note) (or in any such case at such other place as may be notified to the Noteholders), upon payment by the claimant of the expenses incurred in connection therewith and on such terms as to evidence and indemnity as the Issuer may reasonably require. Mutilated or defaced Notes, Receipts, Coupons or Talons must be surrendered before replacements will be issued.

15.  Prescription

Claims for payment of principal in respect of the Notes shall be prescribed upon the expiry of ten years, and claims for payment of interest (if any) in respect of the Notes shall be prescribed upon the expiry of five years, in each case from the Relevant Date (as defined in Condition 9) thereof.

There shall not be included in any Coupon sheet issued on exchange of a Talon any Coupon the claim for payment in respect of which would be prescribed pursuant to this Condition 15 or Condition 6(b) or any Talon which would be prescribed pursuant to this Condition 15 or Condition 6(b).

16.  Notices



(a) All notices regarding the Bearer Notes will be valid if published in one leading London daily newspaper (which is expected to be the Financial Times) or, if this is not practicable, one other English language daily newspaper with general circulation in Europe as the Issuer may decide. Any notice published as aforesaid shall be deemed to have been given on the date of such publication or, if published more than once, on the date of the first such publication. Receiptholders and Couponholders will be deemed for all purposes to have notice of the contents of any notice given to the holders of the Bearer Notes in accordance with this Condition

(b) All notices to holders of Registered Notes will be valid if mailed to their registered addresses. Any such notice shall be deemed to have been given on the fourth day after the date on which it is mailed.

(c) Until such time as any definitive Bearer Notes are issued, there may, so long as the global Note(s) is or are held in its or their entirety on behalf of Euroclear and/or Cedelbank, be substituted for such publication in such newspaper the delivery of the relevant notice to Euroclear and/or Cedelbank, as appropriate, for communication by them to the Noteholders.
Any such notice shall be deemed to have been given to the Noteholders on the seventh day after the day on which the said notice was given to Euroclear and/or Cedelbank.

(d) Notices to be given by any Noteholder shall be in writing and given by lodging the same, together with the relative Note or Notes, with the Agent. Whilst any of the Notes are represented by a global Note, such notice may be given by any Noteholder to the Agent and/or the Registrar via Euroclear and/or Cedelbank, as the case may be, in such manner as the Agent and/or the Registrar and Euroclear and/or Cedelbank, as the case may be, may approve for this purpose.

17.  Further Issues

The Issuer shall be at liberty from time to time, without the consent of the Noteholders, Receiptholders or Couponholders, to create and issue further notes ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) with the outstanding Notes and so that the same shall be consolidated and form a single series with the outstanding Notes.

18.  Governing Law; Submission to Jurisdiction

The Trust Deed, the Notes, the Receipts and the Coupons are governed by, and shall be construed in accordance with, English law.

The Issuer has irrevocably agreed in the Trust Deed for the benefit of the Trustee, the Noteholders, the Receiptholders and the Couponholders that the courts of England shall have jurisdiction to hear and determine any suit, action or proceedings, and to settle any disputes, which may arise out of or in connection with the Trust Deed, the Notes, the Receipts and the Coupons (respectively, ''Proceedings'') and, for such purposes, has in the Trust Deed irrevocably submitted to the jurisdiction of such courts.

The Issuer has in the Trust Deed irrevocably and unconditionally waived and agreed not to raise any objection which it may have now or subsequently to the laying of the venue of any Proceedings in the courts of England and any claim that any Proceedings have been brought in an inconvenient forum and has further irrevocably and unconditionally agreed that a judgment in any Proceedings brought in the courts of England shall be conclusive and binding upon the Issuer and may be enforced in the courts of any other jurisdiction. Nothing in this Condition shall limit any right to take Proceedings against the Issuer in any other court of competent jurisdiction, nor shall the taking of Proceedings in one or more jurisdictions preclude the taking of Proceedings in any other jurisdiction, whether concurrently or not.

The Issuer has in the Trust Deed irrevocably and unconditionally appointed
IBM United Kingdom Limited at its registered office, which is currently North Harbour, P.O. Box 41, Portsmouth, Hampshire PO63AU, as its agent for service of process in England in respect of any Proceedings in the courts of England and has undertaken that in the event of it ceasing so to act it will appoint such other person as the Trustee may approve as its agent for that purpose.

AGENT AND PRINCIPAL PAYING AGENT

The Chase Manhattan Bank
Trinity Tower
9 Thomas More Street
London E1 9YT


PAYING AGENTS

Chase Manhattan Bank Luxembourg S.A.        Kas-Associatie N.V.
5 Rue Plaetis                               Spuistraat 172
L-2338 Luxembourg Grund                     1012 VT Amsterdam


REGISTRAR

The Chase Manhattan Bank
15th Floor
450 West 33rd Street
New York NY 10001












































       83 SCHEDULE 2

FORMS  OF GLOBAL AND DEFINITIVE NOTES, RECEIPTS, COUPONS AND
TALONS

PART I

FORM OF TEMPORARY GLOBAL NOTE


{THIS NOTE CONSTITUTES {COMMERCIAL PAPER/A SHORTER TERM DEBT SECURITY/A LONGER TERM DEBT SECURITY}(1) ISSUED IN ACCORDANCE WITH REGULATIONS MADE UNDER SECTION 4 OF THE BANKING ACT 1987. THE ISSUER OF THIS NOTE IS NOT AN AUTHORISED INSTITUTION OR A EUROPEAN AUTHORISED INSTITUTION (AS SUCH TERMS ARE DEFINED IN THE BANKING ACT 1987 (EXEMPT TRANSACTIONS) REGULATIONS 1997). REPAYMENT OF THE PRINCIPAL AND PAYMENT OF ANY INTEREST OR PREMIUM IN CONNECTION WITH THIS NOTE HAS NOT BEEN GUARANTEED.}(2)

{BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE UNITED STATES INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE UNITED STATES INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).}(3)

{ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.}(4)

THIS GLOBAL NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT EXISTS. TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN REGULATIONS UNDER THE SECURITIES ACT.

(NAME OF ISSUER)
__________________
(1) Include commercial paper if Notes must be redeemed before first anniversary. Include "shorter term debt security" if Notes may not be redeemed before their first anniversary but must be redeemed before their third anniversary. Include "longer term debt security" if Notes may not be redeemed before their third anniversary.
(2) Unless otherwise permitted, text to be included for all Notes including notes denominates in Sterling) in respect of which the issue proceeds are accepted by the Issuer in the United Kingdom.
(3)  This legend to appear on Notes with a maturity of 183 days or less.
(4) This legend to appear on Notes with a maturity of more than 183 days.

(Incorporated with limited liability in {    }{with its corporate
seat in Amsterdam}(5))


TEMPORARY GLOBAL NOTE

representing

{Specified Currency and Nominal Amount of Tranche}
NOTES DUE
{Year of Maturity}

This Note is a Temporary Global Note in respect of a duly authorised issue of {Specified Currency and Nominal Amount of Tranche} Notes Due {Year of Maturity} (the "Notes") of {Specified Currency(ies) and Specified Denomination(s)} each of {Name of Issuer} (the "Issuer"). References herein to the Conditions shall be to the Terms and Conditions of the Notes as set out in Schedule 1 to the Trust Deed (as defined below) as modified and supplemented by the Pricing Supplement applicable to the Notes (the "Pricing Supplement"), a copy of which is annexed hereto but, in the event of any conflict between the provisions of the said Terms and Conditions and the information in the Pricing Supplement, the Pricing Supplement will prevail. Words and expressions defined in the Conditions shall bear the same meanings when used in this Global Note. This Global Note is issued subject to, and with the benefit of, the Conditions and a Trust Deed (as modified and/or supplemented and/or restated from time to time, the "Trust Deed") dated 30th July, 1993 and made between the Issuers (as therein defined) including the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee for the holders of the Notes.

The Issuer, subject to and in accordance with the Conditions and the Trust Deed, promises to pay to the bearer hereof on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions and the Trust Deed, the amount payable under the Conditions in respect of such Notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions and the Trust Deed together with any other sums payable under the Conditions and the Trust Deed, upon presentation and, at maturity, surrender of this Global Note at the specified office of the Agent at Trinity Tower, 9 Thomas More Street, London E1 9YT, England or such other office outside the United States, its territories and possessions as may be specified by the Issuer and approved by the Trustee, but in each case subject to the requirements as to certification provided herein. On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule One hereto and the relevant space in Schedule One hereto recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an instalment or purchase and cancellation the nominal amount of 85 this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount of such Notes so redeemed or purchased and cancelled or the amount of such instalment. The nominal amount of this Global Note and of the Notes represented by this Global Note following any such redemption, payment of an instalment or purchase and cancellation as aforesaid or any exchange as referred to below shall be the nominal amount most recently entered in the relevant column in Part II, III or IV of Schedule One hereto or in Schedule Two hereto.

_____________

(5)    There  words  to  be included where the Issuer is IBM
International Finance N.V.


















































        86  Payments  of principal and interest (if any) due prior to the Exchange Date (as defined below) will only be made to the bearer hereof to the extent that there is presented to the Agent by Cedelbank or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") a certificate, substantially in the form set out in Part VII of Schedule 2 to the Trust Deed, to the effect that it has received from or in respect of a person entitled to a particular nominal amount of the Notes represented by this Global Note (as shown by its records) a certificate from such person in or substantially in the form of Certificate "A" as set out in Part VII of
Schedule 2 to the Trust Deed. Unless upon due certification exchange of this Global Note is improperly withheld or refused, the bearer of this Global Note will not be entitled to receive any payment hereon due on or after the Exchange Date.

On or after the date (the "Exchange Date") which is the later of (i) 40 days after the Issue Date and (ii) 40 days after completion of the distribution of the Notes, as certified by the relevant Dealer (in the case of a non-syndicated issue) or the relevant lead manager (in the case of a syndicated issue) this Global Note may be exchanged in whole or in part (free of charge) for Definitive Bearer Notes in or substantially in the form set out in Part III A of Schedule 2 to the Trust Deed in denominations of {Specified Currency and Specified Denominations(s)}, Definitive Registered Notes in or substantially in the form set out in Part III B of Schedule 2 to the Trust Deed in {Specified Currency and Specified Denomination(s)} or a Permanent Global Note in or substantially in the form set out in Part II of Schedule2 to the Trust Deed (all as indicated in the applicable Pricing Supplement) upon presentation of this Global Note by the bearer hereof at the above-mentioned specified office in London of the Agent or at such other office as aforesaid. The Issuer shall procure that Definitive Bearer Notes, Definitive Registered Notes or (as the case may be) the Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Global Note in respect of which there shall have been presented to the Agent by Euroclear or Cedelbank a certificate, substantially in the form set out in Part VII of Schedule 2 to the Trust Deed, to the effect that it has received from or in respect of a person entitled to a particular nominal amount of the Notes represented by this Global Note (as shown by its records) a certificate from such person in or substantially in the form of Certificate "A" as set out in Part VII of
Schedule 2 to the Trust Deed. On an exchange of the whole of this Global Note, this Global Note shall be surrendered to the Agent. On an exchange of part only of this Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced by the nominal amount of this Global Note so exchanged. On any exchange of this Global Note for a Permanent Global Note, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two to the Permanent Global Note and the relevant space in Schedule Two thereto recording such exchange shall be signed by or on behalf of the Issuer. 87 Until the exchange of the whole of this Global Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein) be entitled to the same benefits as if he were the bearer of Definitive Notes and the relative Receipts, Coupons and/or Talons (if any) in the form(s) set out in Parts III, IV, V and VI (as applicable) of Schedule 2 to the Trust Deed.

Each person who is for the time being shown in the records of Euroclear and/or Cedelbank as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Cedelbank as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be deemed to be the holder of such nominal amount of the Notes for all purposes other than with respect to payments on the Notes for which purpose the bearer of this Global Note shall be deemed to be the holder of such nominal amount of the Notes in accordance with and subject to the terms of this Global Note and the Trust Deed.

This Global Note is governed by, and shall be construed in accordance with, English law.

This Global Note shall not be valid unless authenticated by or on behalf of The Chase Manhattan Bank, London office as Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be signed on its behalf.

     {NAME OF ISSUER}

     By: ..........................

     Duly Authorised


Authenticated by or on behalf of The Chase Manhattan Bank, London office

By: ..........................

     Authorised Signatory





















       88
Schedule One

Part I
INTEREST PAYMENTS
         Total
         amount of        Amount of      Confirmation of
Date     interest         interest       payment by or on
Made     payable          paid           behalf of the Issuer

______   ______________  ______________  ____________________
______   ______________  ______________  ____________________
______   ______________  ______________  ____________________
______   ______________  ______________  ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________
______   ______________  ______________   ____________________




















<PAGE 89>

Part II
PAYMENT OF INSTALMENT AMOUNTS


                                  Remaining nominal
                                  amount of         Confirmation of
     Total amount of Amount of    this Global       payment on
Date Instalment      Instalment   Note following    behalf of the
Made Amounts payable Amounts paid such payment*     issuer

____ _______________ ____________ _________________ ____________
____ ______________  ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________
____ _______________ ____________ _________________ ____________

_____________
* See most recent entry in Part II,III,IV or Schedule Two in order to determine this amount.

Part III
REDEMPTIONS
                                   Remaining
                                   nominal amount
                                   of this       Confirmation
      Total                        Global Note   of redemption
      amount of     Amount of      following     by or on
Date  principal     principal      such          behalf of the
Made  payable       paid           redemption*   Issuer

_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________
_____     _____________  ______________ ____________   _____________

____________

* See most recent entry in Part II,III, or IV or Schedule Two to determine this amount.

Part IV
PURCHASES AND CANCELLATIONS
                         Remaining nominal
        Part of nominal  amount of this    Confirmation of
        amount of this   Global Note       purchase and
        Global Note      following such    cancellation by or
Date    purchased and    purchase and      on behalf of the
Made    cancelled        cancellation*     issuer

______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________
______    _________________   _________________   _________________

____________

* See most recent entry in Part II,III, or IV or Schedule Two to determine this amount.

Schedule Two
EXCHANGES
FOR DEFINITIVE NOTES OR PERMANENT GLOBAL NOTE


The following exchanges of a part of this Global Note for Definitive Notes or a Permanent Global Note have been made:-
          Nominal amount
          of this Global
          Note exchanged    Remaining nominal    Notation
          for Definitive    amount of this       made by or
          Notes or a        Global Note          on behalf
Date      Permanent         following such       of the
Made      Global Note       exchange*            issuer

_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________
_________ _________________   ____________________     __________

 ____________

 * See most recent entry in Part II,III, or IV or Schedule Two to determine this amount.

PART II

FORM OF PERMANENT GLOBAL NOTE

{THIS NOTE CONSTITUTES {COMMERCIAL PAPER/A SHORTER TERM DEBT SECURITY/A LONGER TERM DEBT SECURITY}(1) ISSUED IN ACCORDANCE WITH REGULATIONS MADE UNDER SECTION 4 OF THE BANKING ACT 1987. THE ISSUER OF THIS NOTE IS NOT AN AUTHORISED INSTITUTION OR A EUROPEAN AUTHORISED INSTITUTION (AS SUCH TERMS ARE DEFINED IN THE BANKING ACT 1987 (EXEMPT TRANSACTIONS) REGULATIONS 1997). REPAYMENT OF THE PRINCIPAL AND PAYMENT OF ANY INTEREST OR PREMIUM IN CONNECTION WITH THIS NOTE HAS NOT BEEN GUARANTEED.}(2)

{BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE UNITED STATES INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE UNITED STATES INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).}(3)

{ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.}(4)

THIS GLOBAL NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE UNITED STATES OR TO OR FOR THE BENEFIT OF U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT EXISTS. TERMS USED HEREIN SHALL HAVE THE MEANING ASCRIBED TO THEM IN REGULATIONS UNDER THE SECURITIES ACT.

{NAME OF ISSUER}

(Incorporated with limited liability in {   }{with its corporate
seat in Amsterdam}(5)

__________________
(1) Include commercial paper if Notes must be redeemed before first anniversary. Include "shorter term debt security" if Notes may not be redeemed before their first anniversary but must be redeemed before their third anniversary. Include "longer term debt security" if Notes may not be redeemed before their third anniversary.
(2) Unless otherwise permitted, text to be included for all Notes including notes denominates in Sterling) in respect of which the issue proceeds are accepted by the Issuer in the United Kingdom.
(3)  This legend to appear on Notes with a maturity of 183 days or less.
(4) This legend to appear on Notes with a maturity of more than 183 days.
(5)  These words to be included where the Issuer is IBM International
Finance N.V.

PERMANENT GLOBAL NOTE

representing

{Specified Currency and Nominal Amount of Tranche}
NOTES DUE
{Year of Maturity}

This Note is a Permanent Global Note in respect of a duly authorised issue of {Specified Currency and Nominal Amount of Tranche} Notes Due {Year of Maturity} (the "Notes") of {Specified Currency(ies) and Specified Denomination(s)} each of {Name of Issuer} (the "Issuer"). References herein to the Conditions shall be to the Conditions of the Notes as set out in Schedule 1 to the Trust Deed (as defined below) as modified and supplemented by the Pricing Supplement applicable to the Notes (the "Pricing Supplement"), a copy of which is annexed hereto but, in the event of any conflict between the provisions of the said Terms and Conditions and the information in the Pricing Supplement, the Pricing Supplement will prevail. Words and expressions defined in the Conditions shall bear the same meanings when used in this Global Note. This Global Note is issued subject to, and with the benefit of, the Conditions and a Trust Deed (as modified and/or supplemented and/or restated from time to time, the "Trust Deed") dated 30th July, 1993 and made between the Issuers (as therein defined) including the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee for the holders of the Notes.

The Issuer, subject to and in accordance with the Conditions and the Trust Deed, promises to pay to the bearer hereof on each Instalment Date (if the Notes are repayable in instalments) and on the Maturity Date and/or on such earlier date(s) as all or any of the Notes represented by this Global Note may become due and repayable in accordance with the Conditions and the Trust Deed, the amount payable under the Conditions in respect of such notes on each such date and to pay interest (if any) on the nominal amount of the Notes from time to time represented by this Global Note calculated and payable as provided in the Conditions and the Trust Deed together with any other sums payable under the Conditions and the Trust Deed, upon presentation and, at maturity, surrender of this Global Note at the specified office of the Agent at Trinity Tower, 9 Thomas More Street, London E1 9YT, England or such other office outside the United States, its territories and possessions as may be specified by the Issuer and approved by the Trustee. On any redemption or payment of an instalment or interest being made in respect of, or purchase and cancellation of, any of the Notes represented by this Global Note details of such redemption, payment or purchase and cancellation (as the case may be) shall be entered by or on behalf of the Issuer in Schedule One hereto and the relevant space in Schedule One hereto recording any such redemption, payment or purchase and cancellation (as the case may be) shall be signed by or on behalf of the Issuer. Upon any such redemption, payment of an instalment or purchase and cancellation the nominal amount of this Global Note and the Notes represented by this Global Note shall be reduced
       95 by the nominal amount of such Notes so redeemed or purchased and cancelled or the amount of such instalment. The nominal amount of this Global Note and of the Notes


represented  by  this  Global  Note   following   any   such
redemption, payment of an instalment or purchase and cancellation as aforesaid or any exchange as referred to below shall be the nominal amount most recently entered in the relevant column in Part II, III or IV of Schedule One hereto or in Schedule Two hereto.

On any exchange of the Temporary Global Note (the "Temporary Global Note') issued in respect of the Notes for this Global Note or any part hereof, details of such exchange shall be entered by or on behalf of the Issuer in Schedule Two hereto and the relevant space in Schedule Two hereto recording such exchange shall be signed by or on behalf of the Issuer, whereupon the nominal amount of this Global Note and the Notes represented by this Global Note shall be increased by the nominal amount of the Temporary Global Note so exchanged.

This Global Note may be exchanged in whole but not in part (free of charge) for Definitive Bearer Notes in or substantially in the form set out in Part III A of Schedule 2 to the Trust Deed in denominations of {Specified Currency(ies) and Specified Denomination(s)} each. Subject to at least 60 days' written notice (expiring at least 30 days after the Exchange Date (as defined in the Temporary Global Note)) being given to the Agent by Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") and/or Cedelbank, such exchange will be made upon presentation of this Global Note by the bearer hereof on any day (other than a Saturday) on which banks are open for business in London at the specified office in London of the Agent or at such other office as aforesaid. The aggregate nominal amount of Definitive Bearer Notes issued upon an exchange of this Global Note will be equal to the aggregate nominal amount of this Global Note submitted by the bearer hereof for exchange (to the extent that such nominal amount does not exceed the nominal amount of this Global Note most recently entered in the relevant column in Part II, III or IV of Schedule One hereto or in Schedule Two hereto). Upon exchange of this Global Note, this Global Note shall be surrendered to the Agent.

Until the exchange of the whole of this Global Note as aforesaid, the bearer hereof shall in all respects be entitled to the same benefits as if he were the bearer of Definitive Bearer Notes and the relative Receipts, Coupons and/or Talons (if any) in the form(s) set out in Parts III, IV, V and VI (as applicable) of Schedule 2 to the Trust Deed.

Each person who is for the time being shown in the records of Euroclear and/or Cedelbank as the holder of a particular nominal amount of the Notes represented by this Global Note (in which regard any certificate or other document issued by Euroclear or Cedelbank as to the nominal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall be deemed to be the holder of such nominal amount of the Notes for all purposes other than with respect to payments on the Notes for which purpose he bearer of this Global Note shall be deemed to be the holder of such nominal amount of the Notes in accordance with and subject to the terms of this Global Note and the Trust Deed.



96 This Global Note is governed by, and shall be construed in accordance with, English law.

This  Global Note shall not be valid unless authenticated by
or on behalf of The Chase Manhattan Bank, London office   as
Agent.

IN WITNESS whereof the Issuer has caused this Global Note to be signed on its behalf.

{NAME OF ISSUER}

By:..........................................................
Duly Authorised




Authenticated by or on behalf of
The Chase Manhattan Bank, London office

By: ..........................
Authorised Signatory
Schedule One


Part I
INTEREST PAYMENTS
                                        Confirmation of
          Total amount   Amount of      payment by or
Date      of interest    interest       on behalf of
Made      payable        payable        the issuer

_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________
_________ ______________ ______________ ______________

a.pa

Part II
PAYMENT OF INSTALMENT AMOUNTS

                                    Remaining nominal Confirmation
                                    amount of this    of payment by
      Total amount of Amount of     Global Note       or on behalf
Date  Instalment      Instalment    following such    of the
made  Amounts payable Amounts paid  payment*          Issuer

_____     _______________     _____________  _________________   _____________


_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________
_____     _______________     _____________  _________________   _____________

___________________

*See most recent entry in Part II,III or IV or Schedule Two in order to determine this amount.

Part III
REDEMPTIONS

                                      Remaining
                                      nominal
                                      amount of
                                      this Global    Confirmation
                                      Note           of redemption
         Total amount     Amount of   following      by or on
Date     of principal     principal   such           behalf of the
made     payable          paid        redemption*    Issuer
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________
________  ________________    ___________    ______________ _____________

___________________

*See most recent entry in Part II,III or IV or Schedule Two in order to determine this amount.

Part IV
PURCHASES AND CANCELLATIONS

                             Remaining nominal
          Part of nominal    amount of this    Confirmation of
          amount of this     Global Note       purchase and
          Global Note        following such    cancellation by or
Date      purchased and      purchase and      on behalf of the
made      cancelled          cancellation*     Issuer

_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________
_________ __________________  _________________   _________________

 ___________________

 *See most recent entry in Part II,III or IV or Schedule Two in order to determine this amount.

Schedule Two
SCHEDULE OF EXCHANGES

The following exchanges affecting the nominal amount of this Global Note have been made:

      Nominal amount
      of Temporary  Increased nominal Notation
      Global Note   amount of this    made by or
      exchanged for Global Note       on behalf
Date  this Global   following such    of the
made  Note          exchange          Issuer

_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________
_____     _____________  _________________   __________

PART III A
FORM OF DEFINITIVE BEARER NOTE

{THIS NOTE CONSTITUTES {COMMERCIAL PAPER/A SHORTER TERM DEBT SECURITY/A LONGER TERM DEBT SECURITY}(1) ISSUED IN ACCORDANCE WITH REGULATIONS MADE UNDER SECTION 4 OF THE BANKING ACT 1987. THE ISSUER OF THIS NOTE IS NOT AN AUTHORISED INSTITUTION OR A EUROPEAN AUTHORISED INSTITUTION (AS SUCH TERMS ARE DEFINED IN THE BANKING ACT 1987 (EXEMPT TRANSACTIONS) REGULATIONS 1997). REPAYMENT OF THE PRINCIPAL AND PAYMENT OF ANY INTEREST OR PREMIUM IN CONNECTION WITH THIS NOTE HAS NOT BEEN GUARANTEED.}(2)

{BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE UNITED STATES INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE UNITED STATES INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).}(3)

{ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.}(4)

{EACH TRANSACTION REGARDING THIS NOTE WHICH INVOLVES PHYSICAL DELIVERY THEREOF SHALL BE REGISTERED IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT OF 2 FEBRUARY 1987 RELATING TO THE DETERMINATION OF A UNIFORM CODE OF CONDUCT REGARDING SAVINGS CERTIFICATES WHICH ARE NOT REGISTERED (THE "AGREEMENT") WHICH IS GENERALLY APPLICABLE UNDER THE ACT ON SAVINGS CERTIFICATES OF 21 MAY 1985 OF THE NETHERLANDS, UNLESS (i) THIS NOTE QUALIFIES AS COMMERCIAL PAPER OR AS A CERTIFICATE OF DEPOSIT (AS REFERRED TO IN THE AGREEMENT) AND
(ii) THE TRANSACTION IS BETWEEN PROFESSIONAL PARTIES.}(5)

THIS NOTE HAS NOT BEEN REGISTERED UNDER  THE  UNITED  STATES
SECURITIES  ACT  OF 1933, AS AMENDED (THE "SECURITIES ACT"),
AND MAY NOT BE OFFERED, SOLD OR DELIVERED WITHIN THE  UNITED
STATES OR TO OR FOR THE BENEFIT OF U.S. PERSONS (OTHER THAN DISTRIBUTORS) UNLESS REGISTERED UNDER THE SECURITIES ACT OR
AN EXEMPTION  FROM  THE  REGISTRATION  REQUIREMENTS  OF  THE
SECURITIES  ACT  EXISTS.    TERMS USED HEREIN SHALL HAVE THE
MEANING ASCRIBED TO THEM IN REGULATIONS UNDER THE SECURITIES
ACT.
______________
(1) Include "commercial paper" if Notes must be redeemed before first anniversary. Include "shorter term debt security" if Notes may not be redeemed before their first anniversary but must be redeemed before their third anniversary. Include "longer term debt security" if Notes may not be redeemed before their third anniversary.
(2) Unless otherwise permitted, text to be included for all Notes (including Notes denominated in Sterling) in respect of which the issue proceeds are accepted by the Issuer in the United Kingdom.
(3)  This legend to appear on Notes with a maturity of 183 days or less.
(4) This legend to appear on Notes with a Maturity of more than 183 days.

(5) This legend to appear on Notes which are subject to the provisions of the Act on savings certificates of 21 May 1985 of the Netherlands and which are not listed on any stock exchange.

{NAME OF ISSUER}

(Incorporated with limited liability in { }{with its corporate seat in Amsterdam}(1))

{Specified Currency and Nominal Amount of Tranche}
NOTES DUE
{Year of Maturity}

This Note is one of a Series of Notes of {Specified Currency(ies) and Specified Denomination(s)} each ("Notes") of {Name of Issuer} (the "Issuer") issued {either} as Bearer Notes in the denomination{s} of {Specified Currency(ies) and Specified Denomination(s)} each {with Coupons} {and Receipts} {attached} {or as Registered Notes in the denomination of {Specified Currency(ies) and Specified Denomination(s)} in an aggregate principal amount of
{Nominal Amount of Tranche}. References herein to the Conditions shall be to the Terms and Conditions {endorsed hereon/{set out in Schedule 1 to the Trust Deed (as defined below)} which shall be incorporated by reference herein and have effect as if set out hereon} as modified and supplemented by the Pricing Supplement (the "Pricing
Supplement") endorsed hereon but, in the event of any conflict between the provisions of the said Terms and Conditions and the information in the Pricing Supplement, the Pricing Supplement will prevail. Words and expressions defined in the Conditions shall bear the same meanings when used in this Note. This Note is issued subject to, and with the benefit of, the Conditions and a Trust Deed (as modified and/or supplemented and/or restated from time to time, the "Trust Deed") dated 30th July, 1993 and made between the Issuers (as therein defined) including the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee for the holders of the Notes.

The Issuer, subject to and in accordance with the Conditions and the Trust Deed, promises to pay to the bearer hereof on {each Instalment Date and} the Maturity Date or on such earlier date as this Note may become due and repayable in accordance with the Conditions and the Trust Deed, the amount payable on redemption of this Note and to pay interest (if any) on the nominal amount of this Note calculated and payable as provided in the Conditions and the Trust Deed together with any other sums payable under the Conditions and the Trust Deed.

Title to this Note and to any Receipt, Coupon or Talon appertaining hereto shall pass by delivery. The Issuer may treat the bearer hereof as the absolute owner of this Note for all purposes (whether or not this Note shall be overdue and notwithstanding any notice of ownership or writing hereon or notice of any previous loss or theft or trust or other interest herein).

This Note shall not be valid unless authenticated by or on behalf of The Chase Manhattan Bank, London office as Agent.

IN WITNESS whereof the Issuer has caused this Note to be signed in facsimile on its behalf.

{NAME OF ISSUER}



By:  .......................................................
{Managing Director/Officer}

Authenticated by or on behalf of
The Chase Manhattan Bank, London office


By: ................................................
     Authorised Signatory
________________

(1)  These words to be included where the issuer is IBM International
Finance N.V.

{Conditions}
up 1
{Conditions to be as set out in Schedule 1 to this Trust Deed, but shall not be endorsed if not required by the Stock Exchange}

Pricing Supplement

{Here to be set out text of Pricing Supplement relating to the Notes}

PART III B

FORM OF DEFINITIVE REGISTERED NOTE

IBM INTERNATIONAL FINANCE N.V.                     {Denomination}


(Incorporated with limited liability
in The Netherlands with its corporate seat in Amsterdam)

{Specified Currency and Nominal Amount of Tranche}
NOTES DUE
{Year of Maturity}

{THIS NOTE CONSTITUTES {COMMERCIAL PAPER/A SHORTER TERM DEBT SECURITY/A LONGER TERM DEBT SECURITY}(1) ISSUED IN ACCORDANCE WITH REGULATIONS MADE UNDER SECTION 4 OF THE BANKING ACT 1987. THE ISSUER OF THIS NOTE IS NOT AN AUTHORISED INSTITUTION OR A EUROPEAN AUTHORISED INSTITUTION (AS SUCH TERMS ARE DEFINED IN THE BANKING ACT 1987 (EXEMPT TRANSACTIONS) REGULATIONS 1997). REPAYMENT OF THE PRINCIPAL AND PAYMENT OF ANY INTEREST OR PREMIUM IN CONNECTION WITH THIS NOTE HAS NOT BEEN GUARANTEED.}(2)

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND ACCORDINGLY MAY NOT BE REOFFERED OR RESOLD UNLESS SUCH OFFER OR SALE IS EITHER REGISTERED PURSUANT TO OR IS EXEMPT FROM REGISTRATION UNDER SUCH ACT. THE TRANSFER OR EXCHANGE OF THIS NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN AN INVESTMENT LETTER FROM THE HOLDER TO THE ISSUER INCLUDING THE RIGHT OF THE ISSUER TO REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER PRIOR TO ANY TRANSFER OR EXCHANGE OF THIS NOTE.(3)

_________________
(1) Include "commercial paper" if Notes must be redeemed before first anniversary. Include "shorter term debt security" if Notes may not be redeemed before their first anniversary but must be redeemed before their third anniversary. Include "longer term debt security" if Notes may not be redeemed before their third anniversary.
(2) Unless otherwise permitted, text to be included for all Notes (including Notes denominated in Sterling) in respect of which the issue proceeds are accepted by the Issuer in the United Kingdom.
(3) This legend is to appear on Definitive registered Notes initially sold to branches of United States banks located outside the United States and to institutional investors in the United States or who are U.S. persons and on those issued in exchange for or on registration of transfer of such Notes unless an opinion of U.S. counsel is delivered to the Issuer or the Registrar to the effect that the legend may be moved.

This Note is one of a Series of Notes of IBM International Finance N.V. (the "Issuer") issued {either} as Bearer Notes in the denomination{s} of {Specified Currency(ies) and Specified Denomination(s)} each {with Coupons} {and Receipts} {attached} {or as Registered Notes} in the denomination of {Specified Currency(ies) and Specified Denomination(s)} in an aggregate principal amount of
{Nominal Amount of Tranche}. References herein to the Conditions shall be to the Terms and Conditions {endorsed here on/{set out in Schedule 1 to the Trust Deed (as defined below)} which shall be incorporated by reference herein and have effect as if set out hereon} as modified and supplemented by the Pricing Supplement (the "Pricing Supplement") endorsed hereon but, in the event of any conflict between the provisions of the said Terms and Conditions and the information in the Pricing Supplement, the Pricing Supplement will prevail. Words and expressions defined in the Conditions shall bear the same meanings when used in this Note. This Note is issued subject to, and with the benefit of, the Conditions and a Trust Deed (as modified and/or supplemented and/or restated from time to time, the "Trust Deed") dated 30th July, 1993 and made between, inter alios, the Issuer and The Law Debenture Trust Corporation p.l.c. as trustee for the holders of the Notes.

THIS IS TO CERTIFY that               is/are the  registered
holder(s) of one of the above-mentioned Registered Notes and is/are entitled on the Maturity Date or on such earlier date as this Note may become due and repayable in accordance with the Conditions and the Trust Deed, to the amount payable on redemption of this Note and to pay interest (if any) on the nominal amount of this Note calculated and payable as provided in the Conditions and the Trust Deed together with any other sums payable under the Conditions and the Trust Deed.

This Note shall not be valid unless authenticated by or on behalf of The Chase Manhattan Bank, New York office as
Registrar.

IN WITNESS whereof the Issuer has caused this Note to be signed in facsimile on its behalf.

IBM INTERNATIONAL FINANCE N.V.


By: .......................................................

Managing Director

Authenticated by or on behalf of
The Chase Manhattan Bank, New York office


By: ............................................

    Authorised Signatory

- FORM OF TRANSFER OF REGISTERED NOTE-

FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) to

________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

(Please print or type name and address (including postal code) of transferee)

{Specified Currency}{ }principal amount of this Note and all rights hereunder, hereby irrevocably constituting and
appointing                                ..................
_______________________________________   as   attorney   to
transfer such principal amount of this Note in the register maintained by IBM INTERNATIONAL FINANCE N.V. with full power of substitution.

Signature(s) ......................
______________________


Date: ....................

N.B.:

1. This form of transfer must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and must be executed under the hand of the transferor or, if the transferor is a corporation, either under its common seal or under the hand of two of its officers duly authorised in writing and, in such latter case, the document so authorising such officers must be delivered with this form of transfer.

2. In each case the signature(s) must be guaranteed by a commercial bank with a correspondent bank in New York City, Luxembourg or London or by an institution which is a member of The New York Stock Exchange or The American Stock Exchange in New York City or the Luxembourg Stock Exchange or the London Stock Exchange.

3.    The  signature(s)  on  this  form  of  transfer   must
correspond with the name(s) as it/they appear(s) on the face of this Note in every particular, without alteration or enlargement or any change whatever.

{Conditions}

{Conditions to be as set out in Schedule 1 to this Trust Deed but shall not be endorsed if not required by the Stock Exchange}

Pricing Supplement

{Here to be set out text of Pricing Supplement relating to the Notes}






























































<PAGE3
PART IV

FORM OF RECEIPT

{NAME OF ISSUER}

(Incorporated with limited liability in {    })

{Specified Currency and Nominal Amount of Tranche}
NOTES DUE
{Year of Maturity}

Series No. {   }

Receipt  for  the  sum  of  {      } being the instalment of
principal  payable  in  accordance  with   the   Terms   and
Conditions  endorsed  on  the  Note  to  which  this Receipt
appertains (the "Conditions") on {    }.

This Receipt is issued subject to and in accordance with the Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse of the Note to which this Receipt appertains (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

This Receipt must be presented for payment together with the Note to which it appertains. The relevant Issuer shall have no obligation in respect of any Receipt presented without the Note to which it appertains or any unmatured Receipts.

{NAME OF ISSUER}

By: .......................................................
{Managing Director/Officer}

{BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).}(1)

{ANY  UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE
SUBJECT TO LIMITATIONS UNDER THE UNITED  STATES  INCOME  TAX
LAWS,  INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j)
AND 1287(a) OF THE INTERNAL REVENUE CODE.}(2)
_______________
(1) This legend to appear on Receipts appertaining to Notes with a maturity of 183 days or less.
(2) This legend to appear on receipts appertaining to Notes with a maturity of more than 183 days.

PART V
FORM OF COUPON
On the front:

{NAME OF ISSUER}

(Incorporated with limited liability in {  })

{Specified Currency and Nominal Amount of Tranche}
NOTES DUE
{Year of Maturity}

Series No. {    }

* {Coupon appertaining to a Note in the denomination of {Specified Currency and Specified Denomination}}.

Part A
{For Fixed Rate Notes:

This Coupon is payable to bearer, separately      Coupon for
negotiable and subject to the Terms and           {     }
Conditions of the said Notes.                     due on
                                                  {         }, {     }}

Part B
{For Floating Rate Notes or Index Linked Interest Notes:

Coupon for the amount due in accordance with    Coupon due
the Terms and Conditions endorsed on,           in {    } {   }
attached to or incorporated by reference
into the said Notes on the Interest Payment
Date falling in {     } {     }.

This Coupon is payable to bearer, separately negotiable and subject to such Terms and Conditions, under which it may become void before its due date.}

{NAME OF ISSUER}

By: .......................................................

{Managing Director/Officer}
_________
*  Delete where the Notes are all of the same denomination.

{BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE UNITED STATES INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SECTION 6049(b)(4) OF THE UNITED STATES INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).}(1)

{ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX
LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS  165(j)
AND 1287(a) OF THE UNITED STATES INTERNAL REVENUE CODE.}(2)
__________________
(1) This legend to appear on Coupons appertaining to Notes with a maturity of 183 days or less.
(2) This legend to appear on Coupons appertaining to Notes with a maturity of more than 183 days.

PART VI

FORM OF TALON

On the front:

{NAME OF ISSUER}

(Incorporated with limited liability in {    })

{Specified Currency and Nominal Amount of Tranche}
NOTES DUE
{Year of Maturity}

Series No. {    }

* {Talon appertaining to a Note in the denomination of {Specified Currency and Specified Denomination}}.

On and after { } further Coupons** {and a further Talon} appertaining to the Note to which this Talon appertains will be issued at the specified office of any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders) upon production and surrender of this Talon.

This Talon may, in certain circumstances, become void under the Terms and Conditions endorsed on the Note to which this Talon appertains.


{NAME OF ISSUER}

By: .......................................................

{Managing Director/Officer}
_____________
*  Delete where the Notes are all of the same denomination.
** Not required on last coupon sheet.

On the back of Receipts, Coupons and Talons:

AGENT AND PRINCIPAL PAYING AGENT

The Chase Manhattan Bank
Trinity Tower
9 Thomas More Street
London E1 9YT




PAYING AGENTS

Chase Manhattan Bank                      Kas-Associatie N.V.
Luxembourg S.A.                           Spuistraat 172
5 Rue Plaetis L-2338                      1012 V.T. Amsterdam
Luxembourg Grund

PART VII

FORM OF CERTIFICATE TO BE PRESENTED BY
EUROCLEAR OR CEDELBANK

{NAME OF ISSUER}

{Title of Notes}

(the "Securities")

This is to certify that, based solely on certifications we have received in writing, by tested telex or by electronic transmission from member organisations appearing in our records as persons being entitled to a portion of the nominal amount set forth below (our "Member Organisations") substantially to the effect set forth in the temporary Global Note representing the Securities, as of the date
hereof, {       }  nominal  amount  of  the  above-captioned
Securities (i) is, in the case of Registered Notes, owned by institutional "accredited investors" (as defined in Rule 501(a)(1)-(3) promulgated under the United States Securities Act of 1933, as amended (the "Act")), (ii) is owned by persons that for United States Federal income tax purposes are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States Federal income taxation regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust (and any other trust that is treated a United States person under applicable Treasury regulations) ("United States persons"), (iii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Sections 1.165-12(c)(1)(v) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or
(b), each such United States financial institution has agreed, on its own behalf or through its agent, that we may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iv) is owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(6)), and to the further effect that United States or foreign financial institutions described in Clause (iv) above (whether or not also described in Clause(ii) or (iii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions (unless such Security is a Registered Note and is to be sold in accordance with the private placement restrictions set forth in the Prospectus relating to the Securities). 119 If the Securities are of the category contemplated in Rule 903(b)(3) of Regulation S under the Act then this is also to certify with respect to such nominal amount of Securities set forth above that, except as set forth below, we have received in writing, by tested telex or by electronic transmission, from our Member Organisations entitled to a portion of such nominal amount, certifications with respect to such portion, substantially to the effect set forth in the temporary Global Note representing the Securities.

As used herein, "United States" means the United States of America (including the States and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction; and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Marianas Islands.

We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary Global Note excepted in such certifications and
(ii) that as of the date hereof we have not received any notification from any of our Member Organisations to the effect that the statements made by such Member Organisations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon as of the date hereof.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings or official enquiries are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings or enquiries.

Dated:                 , {1999/200{ }}*

Yours faithfully,

{Morgan Guaranty trust
Company of New York,
Brussels office,
as operator of the Euroclear
System}

or

{Cedelbank}

By:

______________
* To be dated no earlier than the date to which this certification relates, namely (a) the payment date or (b) the Exchange Date.

CERTIFICATE "A"

{NAME OF ISSUER}

{Title of Notes}

(the "Securities")

This is to certify that as of the date hereof, and except as set forth below, the above-captioned Securities held by you for our account (i) are Registered Notes owned by institutional "accredited investors" (as defined in Rule 501(a)(1)-(3) promulgated under the United States Securities Act of 1933), (ii) are owned by person(s) that for United States Federal income tax purposes are not citizens or residents of the United States, domestic partnerships, domestic corporations, any estate the income of which is subject to United States Federal income taxation regardless of its source or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have authority to control all substantial decisions of the trust (and any other trust that is treated as a United States person under applicable Treasury regulations) ("United States person(s)"), (iii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v)) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or
(b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Issuer or the Issuer's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iv) are owned by United States or foreign financial in- stitution(s) for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.163-5(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in Clause(iv) above (whether or not also described in Clause(ii) or (iii)) this is to further certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions (unless such Security is a Registered Note and is to be sold in accordance with the private placement restrictions set forth in the Prospectus relating to the Securities).

As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands. 121 We undertake to advise you promptly by tested telex on or prior to the dare on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of


any  such  notification  it  may  be   assumed   that   this
certification applies as of such date.

This certification excepts and does not relate to { } of such interest in the above Securities in respect of which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

We understand that this certification is required in connection with certain tax laws and, if applicable, certain securities laws of the United States. In connection therewith, if administrative or legal proceedings or official enquiries are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorise you to produce this certification to any interested party in such proceedings or enquiries.

Dated:              ,{1999/200{  }}*

Name of Person Making Certification

By:




_______________________
* To be dated no earlier than the fifteenth day prior to the date to which this certification relates, namely (a) the payment date or (b) the Exchange Date.

SCHEDULE 3

REGISTER AND TRANSFER OF REGISTERED NOTES

1. The relevant issuer shall at all times ensure that the Registrar maintains in New York, or at such other place as the Trustee may agree, a register showing the nominal amount of the Registered Notes from time to time outstanding and the dates of issue and all subsequent transfers and changes of ownership thereof and the names and addresses of the holders of the Registered Notes. The Trustee and the holders of the Registered Notes or any of them and any person authorised by it or any of them may at all reasonable times during office hours inspect the register and take copies of or extracts from it. The register may be closed by the relevant Issuer for such periods at such times (not exceeding in total 30days in any one year) as it may think fit.

2.    Each  Registered  Note  shall  have   an   identifying
certificate number which shall be entered on the register.

3. The Registered Notes are transferable by execution of the Form of Transfer endorsed thereon under the hand of the transferor or, where the transferor is a corporation, under its common seal or under the hand of two of its officers duly authorised in writing. In each case the signatures(s) must be guaranteed by a commercial bank with a correspondent bank in New York City, Luxembourg or London or by an institution which is a member of The New York Stock Exchange or The American Stock Exchange in New York City or the Luxembourg Stock Exchange or the London Stock Exchange Limited.

4. The Registered Notes to be transferred must be delivered for registration to the specified office of the Registrar or a Transfer Agent with the Form of Transfer endorsed thereon duly completed and executed and must be accompanied by such documents, evidence and information as may be required pursuant to the Conditions and such other evidence as the relevant Issuer may reasonably require to prove the title of the transferor or his right to transfer the Registered Notes and, if the form of transfer is executed by some other person on his behalf or in the case of the execution of a form of transfer on behalf of a corporation by its officers, the authority of that person or those persons to do so.

5. The executors or administrators of a deceased holder of Registered Notes (not being one of several joint holders) and in the case of the death of one or more of several joint holders the survivor or survivors of such joint holders shall be the only person or persons recognised by the relevant Issuer as having any title to such Registered Notes. 123 6. Any person becoming entitled to Registered Notes in consequence of the death or bankruptcy of the holder of such Registered Notes may upon producing such evidence that he holds the position in respect of which he proposes to act under this paragraph or of his title as the relevant issuer shall reasonably require be registered himself as the holder of such Registered Notes or, subject to the preceding paragraphs as to transfer, may transfer such Registered Notes. The relevant Issuer shall be at liberty to retain any amount payable upon the Registered


Notes to which any person is so entitled until such person shall be registered as aforesaid or shall duly transfer the Registered Notes.

7. Unless otherwise requested by him, the holder of Registered Notes of any series shall be entitled to receive only one Registered Note in respect of his entire holding of such series.

8. The joint holders of Registered Notes of any series shall be entitled to one Registered Note only in respect of their joint holding of such series which shall, except where they otherwise direct, be delivered to the joint holder whose name appears first in the register of the holders of Registered Notes in respect of such joint holding.

9. Where a holder of Registered Notes has transferred part only of his holding of any series there shall be delivered to him without charge a Registered Note in respect of the balance of such holding.

10. The relevant Issuer shall make no charge to the Noteholders for the registration of any holding of Registered Notes or any transfer thereof or for the issue thereof or for the delivery thereof at the specified office of the Registrar or a Transfer Agent or by post to the address specified by the holder. If any holder entitled to receive a Registered Note wishes to have the same delivered to him otherwise than at the specified office of the Registrar or a Transfer Agent, such delivery shall be made, upon his written request to the Registrar, at his risk and (except where sent by post to the address specified by the holder) at his expense.

11. Subject to the other provisions of those presents, the holder of a Registered Note may (to the fullest extent permitted by applicable laws) be treated at all times, by all persons and for all purposes as the absolute owner of such Registered Note notwithstanding any notice any person may have of the right, title, interest or claim of any other person thereto.
  The relevant Issuer and the Trustee shall not be bound to see to the execution of any trust to which any Registered Note may be subject and no notice of any trust shall be entered on the register. The holder of a Registered Note will be recognised by the relevant Issuer as entitled to his Registered Note free from any equity, set-off or counterclaim on the part of the relevant Issuer against the original or any intermediate holder of such Registered Note.

















       124 SCHEDULE 4

PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1. (A) As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

(i) "voting certificate" shall mean an English language certificate issued by a Paying Agent and dated in which it is stated:

(a) that on the date thereof Bearer Notes (whether in definitive form or represented by a Global Note and not being Bearer Notes in respect of which a block voting instruction has been issued and is outstanding in respect of the meeting specified in such voting certificate or any adjourned such meeting) were deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Bearer Notes will cease to be so deposited or held until the first to occur of:

(1)  the  conclusion  of  the  meeting  specified  in   such
certificate or, if later, of any adjourned such meeting; and

(2) the surrender of the certificate to the Paying Agent who issued the same; and

(b) that the bearer thereof is entitled to attend and vote at such meeting and any adjourned such meeting in respect of the Bearer Notes represented by such certificate;

(ii) "block   voting  instruction"  shall  mean  an  English
language document issued by a Paying Agent and dated in which:

(a) it is certified that Bearer Notes (whether in definitive form or represented by a Global Note and not being Bearer Notes in respect of which a voting certificate has been issued and is outstanding in respect of the meeting specified in such block voting instruction and any adjourned such meeting) have been deposited with such Paying Agent or (to the satisfaction of such Paying Agent) were held to its order or under its control and that no such Bearer Notes will cease to be so deposited or held until the first to occur of:

(1) the conclusion of the meeting specified in such document or, if later, of any adjourned such meeting; and

(2) the surrender to the Paying Agent not less than 48hours before the time for which such meeting or any adjourned such meeting is convened of the receipt issued by such Paying Agent in respect of each such deposited Bearer Note which is to be released or (as the case may require) the Bearer Note or Bearer Notes ceasing with the agreement of the Paying Agent to be held to its order or under its control and the giving of notice by the Paying Agent to the relevant Issuer in accordance with paragraph17 hereof of the necessary
amendment to the block voting instruction; 125 (b)   it
is certified that each holder of such Bearer Notes has instructed such Paying Agent that the vote(s) attributable to the Bearer Note or Bearer Notes so deposited or held should be cast in a particular way in relation to the resolution or resolutions to be put to such meeting or any adjourned such meeting and that all such instructions are during the period commencing 48hours prior to the time for which such meeting or any adjourned such meeting is convened and ending at the conclusion or adjournment thereof neither revocable nor capable of amendment;

(c) the aggregate nominal amount of the Bearer Notes so deposited or held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and


(d) one or more persons named in such document (each hereinafter called a "proxy") is or are authorised and instructed by such Paying Agent to cast the votes attributable to the Bearer Notes so listed in accordance with the instructions referred to in (c) above as set out in such document;

(iii) "24 hours" shall mean a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and

(iv) "48 hours" shall mean a period of 48 hours including all or part of two days upon which banks are open for business both in the place where the relevant meeting is to be held and in each of the places where the Paying Agents have their specified offices (disregarding for this purpose the day upon which such meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of two days upon which banks are open for business in all of the places as aforesaid.

(B)  A   holder  of  a  Bearer  Note  may  obtain  a  voting
certificate in respect of such Bearer Note from a Paying Agent or require a Paying Agent to issue a block voting instruction in respect of such Bearer Note by depositing such Bearer Note with such Paying Agent or (to the satisfaction of such Paying Agent) by such Bearer Note being held to its order or under its control, in each case not less than 48 hours before the time fixed for the relevant meeting and on the terms set out in sub-paragraph (i)(a) or
(ii)(a) above (as the case may be), and (in the case of a block voting instruction) instructing such Paying Agent to the effect set out in sub- paragraph (ii)(b) above. The holder of any voting certificate or the proxies named in any block voting instruction shall for all purposes in connection with the relevant meeting or adjourned meeting of Noteholders be deemed to be the holder of the Bearer Notes to which such voting 126 certificate or block voting instruction relates and the Paying Agent with which such Bearer Notes have been deposited or the person holding the same to the order or under the control of such Paying Agent shall be deemed for such purposes not to be the holder of those Bearer Securities.

(C) (i) A holder of Registered Notes (whether in definitive form or represented by a Global Note) may, by an instrument in writing in the English language (a "form of proxy") signed by the holder or, in the case of a corporation, executed under its common seal or signed on its behalf by an attorney or a duly authorised officer of the corporation and delivered to the specified office of the Registrar not less than 48 hours before the time fixed for the relevant meeting, appoint any person (a "proxy") to act on his or its behalf in connection with any meeting of the Noteholders and any adjourned such meeting.

(ii) Any holder of Registered Notes which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a "representative") in connection with any meeting of the Noteholders and any adjourned such meeting.

(iii) Any proxy appointed pursuant to sub-paragraph(i) above or representative appointed pursuant to sub-paragraph(ii) above shall so long as such appointment remains in force be deemed, for all purposes in connection with the relevant meeting or adjourned meeting of the Noteholders, to be the holder of the Registered Notes to which such appointment relates and the holder of the Registered Notes shall be deemed for such purposes not to be the holder.

2. The relevant Issuer or the Trustee may at any time and the relevant Issuer shall upon a requisition in writing signed by the holders of not less than one-tenth in nominal amount of the Notes of any Series for the time being outstanding convene a meeting of the Noteholders and if the relevant Issuer makes default for a period of seven days in convening such a meeting the same may be convened by the Trustee or the requisitionists. Every such meeting shall be held at such time and place as the Trustee may appoint or approve.

3. At least 21days' notice (exclusive of the day on which the notice is given and the day on which the meeting is to be held) specifying the place, day and hour of meeting shall be given to the Noteholders prior to any meeting of the Noteholders in the manner provided by Condition16. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the meeting thereby convened but (except for an Extraordinary Resolution) it shall not be necessary to specify in such notice the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that 127 (i)Bearer Notes may, not less than 48 hours before the time fixed for the meeting, be deposited with Paying Agents or (to their satisfaction) held to their order or under their control for the purpose of obtaining voting certificates or appointing proxies and (ii)the holders of Registered Notes may appoint proxies by executing and delivering a form of proxy in the English language to the specified office of the Registrar not less than 48hours before the time fixed for the meeting or, in the case of corporations, may appoint representatives by resolution of their directors or other governing body. A copy of the notice shall be sent by post to the Trustee (unless the meeting is convened by the Trustee) and to the relevant Issuer (unless the meeting is convened by such Issuer).

4. A person (who may but need not be a Noteholder) nominated in writing by the Trustee shall be entitled to take the chair at the relevant meeting or adjourned meeting but if no such nomination is made or if at any meeting or adjourned meeting the person nominated shall not be present within fifteen minutes after the time appointed for holding the meeting or adjourned meeting the Noteholders present shall choose one of their number to be Chairman. The Chairman of an adjourned meeting need not be the same person as was Chairman of the meeting from which the adjournment took place.

5. At any such meeting one or more persons present holding Definitive Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-twentieth of the nominal amount of the Notes for the time being outstanding shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any meeting unless the requisite quorum be present at the commencement of the relevant business. The quorum at any such meeting for passing an Extraordinary Resolution shall (subject as provided below) be one or more persons present holding Definitive Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate a clear majority in nominal amount of the Notes for the time being outstanding PROVIDED THAT at any meeting the business of which includes any of the following matters (each of which shall, subject only to Clause18(B)(ii), only be capable of being effected after having been approved by Extraordinary Resolution) namely:

(i) reduction or cancellation of the amount payable or, where applicable, modification, except where such modification is in the opinion of the Trustee bound to result in an increase, of the method of calculating the amount payable or modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal or interest in respect of the Notes;

(ii) alteration of the currency in which payments under the Notes, Receipts and Coupons are to be made;

(iii) alteration of the majority required to pass an Extraordinary Resolution;

(iv) the sanctioning of any such scheme or proposal as is described in paragraph18(I) below;

(v) alteration of this proviso or the proviso to paragraph6 below; 128 the quorum shall be one or more persons present holding Definitive Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than two-thirds of the nominal amount of the Notes for the time being outstanding.



6. If within fifteen minutes (or such longer period not exceeding thirty minutes as the Chairman may decide) after the time appointed for any such meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the meeting shall if convened upon the requisition of Noteholders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding business day) at the same time and place (except in the case of a meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 14clear days nor more than 42clear days, and to such place as may be appointed by the Chairman either at or subsequent to such meeting and approved by the Trustee). If within fifteen minutes (or such longer period not exceeding thirty minutes as the Chairman may decide) after the time appointed for any adjourned meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the
Chairman may either (with the approval of the Trustee) dissolve such meeting or adjourn the same for such period, being not less than 14clear days, and to such place as may be appointed by the Chairman either at or subsequent to such adjourned meeting and approved by the Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings. At any adjourned meeting one or more persons present holding Definitive Notes or voting certificates or being proxies or representatives (whatever the nominal amount of the Notes so held or represented by them) shall (subject as provided below) form a quorum and shall (subject as provided below) have power to pass any Extraordinary or other resolution and to decide upon all matters which could properly have been dealt with at the meeting from which the adjournment took place had the requisite quorum been present PROVIDED THAT at any adjourned meeting the quorum for the transaction of business comprising any of the matters specified in the proviso to paragraph5 above shall be one or more persons present holding Definitive Notes or voting certificates or being proxies or representatives and holding or representing in the aggregate not less than one-third of the nominal amount of the Notes for the time being outstanding.

7. Notice of any adjourned meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original meeting but as if 10were substituted for 21in paragraph3 above and such notice shall state the relevant quorum. Subject as aforesaid it shall not be necessary to give any notice of an adjourned meeting. 129 8. Every question submitted to a meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a holder of a voting certificate or as a proxy or as a representative.

9. At any meeting unless a poll is (before or on the declaration of the result of the show of hands) demanded by the Chairman, the relevant Issuer, the Trustee or any person present holding a Definitive Note or a voting certificate or being a proxy or representative (whatever the principal amount of the Notes so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10. Subject to paragraph12 below, if at any such meeting a poll is so demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the meeting for the transaction of any business other than the motion on which the poll has been demanded.

11. The Chairman may with the consent of (and shall if directed by) any such meeting adjourn the same from time to time and from place to place but no business shall be transacted at any adjourned meeting except business which might lawfully (but for lack of required quorum) have been transacted at the meeting from which the adjournment took place.

12. Any poll demanded at any such meeting on the election of a Chairman or on any question of adjournment shall be taken at the meeting without adjournment.

13. The Trustee and its lawyers and any director, officer or employee of a corporation being a trustee of these presents and any director or officer of the relevant Issuer and its lawyers and any other person authorised in that behalf by the Trustee may attend and speak at any meeting. Save as aforesaid, but without prejudice to the proviso to the definition of "outstanding" in Clause1, no person shall be entitled to attend and speak nor shall any person be entitled to vote at any meeting of the Noteholders or join with others in requesting the convening of such a meeting or to exercise the rights conferred on the Noteholders by Conditions10 and11 unless he either produces the Definitive Bearer Note or Definitive Bearer Notes of which he is the
holder   or  a  voting  certificate  or  is  a  proxy  or  a
representative or is the holder of a  Definitive  Registered
Note  or  Definitive  Registered Notes.   No person shall be
entitled to vote at any meeting in respect of Notes held by, for the benefit of, or on behalf of, the relevant Issuer or any Subsidiary of the relevant Issuer. Nothing herein shall prevent any of the proxies named in any block voting instruction or form of proxy or any representative from being a director, officer or representative of or otherwise
connected with the relevant Issuer.         130 14.    Subject
as provided in paragraph13 hereof at any meeting:

(A) on a show of hands every person who is present in person and produces a Definitive Bearer Note or voting certificate or is a holder of Definitive Registered Notes or is a proxy or representative shall have one vote; and




(B) on a poll every person who is so present shall have one vote in respect of each e1 or such other amount as the Trustee may in its absolute discretion stipulate (or, in the case of meetings of holders of Notes denominated in another currency, such amount in such other currency as the Trustee in its absolute discretion may stipulate) in nominal amount of the Definitive Notes so produced or represented by the voting certificate so produced or in respect of which he is a proxy or representative or in respect of which he is the holder.

Without prejudice to the obligations of the proxies named in any block voting instruction or form of proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15. The proxies named in any block voting instruction or form of proxy and representatives need not be Noteholders.

16. Each block voting instruction together (if so requested by the Trustee) with proof satisfactory to the Trustee of its due execution on behalf of the relevant Paying Agent and each form of proxy shall be deposited by the relevant Paying Agent or (as the case may be) by the Registrar at such place as the Trustee shall approve not less than 24hours before the time appointed for holding the meeting or adjourned meeting at which the proxies named in the block voting instruction or form of proxy propose to vote and in default the block voting instruction or form of proxy shall not be treated as valid unless the Chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business. A notarially certified copy of each block voting instruction and form of proxy shall be deposited with the Trustee before the commencement of the meeting or adjourned meeting but the Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the proxies named in any such block voting instruction or form of proxy.

17. Any vote given in accordance with the terms of a block voting instruction or form of proxy shall be valid notwithstanding the previous revocation or amendment of the block voting instruction or form of proxy or of any of the Noteholders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the relevant Paying Agent or in the case of a Registered Note from the holder thereof by the relevant Issuer at its registered office (or such other place as may have been required or approved by the Trustee for the purpose) by the time being 24hours and 48hours respectively before the time appointed for holding the meeting or adjourned meeting at which the block voting instruction or form of proxy is to be used. 131 18. A meeting of the Noteholders shall in addition to the powers hereinbefore given have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs5 and 6 above) namely:

(A)  Power  to  sanction  any  compromise   or   arrangement
proposed to be made between the relevant Issuer, the Trustee, any Appointee and the Noteholders and Couponholders or any of them.



(B) Power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Trustee, any Appointee, the Noteholders, the Receiptholders, the Couponholders or the relevant Issuer against any other or others of them or against any of their property whether such rights shall arise under these presents or otherwise.

(C) Power to assent to any modification of the provisions of these presents which shall be proposed by the relevant
Issuer, the Trustee or any Noteholder.

(D) Power to give any authority or sanction which under the provisions of these presents is required to be given by Extraordinary Resolution.

(E) Power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution.

(F) Power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of these presents.

(G) Power to discharge or exonerate the Trustee and/or any Appointee from all liability in respect of any act or omission for which the Trustee and/or such Appointee may have become responsible under these presents.

(H) Power to authorise the Trustee and/or any Appointee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution.

(I) Power to sanction any scheme or proposal for the exchange or sale of the Notes for or the conversion of the Notes into or the cancellation of the Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities of the relevant Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in
consideration of cash.         132 19.  Any       resolution
passed at a meeting of the Noteholders duly convened and held in accordance with these presents shall be binding upon all the Noteholders whether present or not present at such meeting and whether or not voting and upon all Receiptholders and Couponholders and each of them shall be bound to give effect thereto accordingly and the passing of any such resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any resolution duly considered by the Noteholders shall be published in accordance with Condition16 by the relevant Issuer within 14days of such result being known PROVIDED THAT the non-publication of such notice shall not invalidate such result.

20. The expression "Extraordinary Resolution" when used in these presents means a resolution passed at a meeting of the Noteholders duly convened and held in accordance with these presents by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll.

21. Minutes of all resolutions and proceedings at every meeting of the Holders shall be made and entered in books to be from time to time provided for that purpose by the relevant Issuer and any such Minutes as aforesaid if purporting to be signed by the Chairman of the meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such meeting in respect of the proceedings of which Minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

22.  (A)    If  and  whenever the relevant Issuer shall have
issued and have outstanding Notes of more than one Series the foregoing provisions of this Schedule shall have effect subject to the following modifications:

(i) a resolution which in the opinion of the Trustee affects the Notes of only one Series shall be deemed to have been duly passed if passed at a separate meeting of the holders of the Notes of that Series;

(ii) a resolution which in the opinion of the Trustee affects the Notes of more than one Series but does not give rise to a conflict of interest between the holders of Notes of any of the Series so affected shall be deemed to have been duly passed if passed at a single meeting of the holders of the Notes of all the Series so affected;

(iii) a resolution which in the opinion of the Trustee affects the Notes of more than one Series and gives or may give rise to a conflict of interest between the holders of the Notes of one Series or group of Series so affected and the holders of the Notes of another Series or group of Series so affected shall be deemed to have been duly passed only if passed at separate meetings of the holders of the Notes of each Series or group of Series so affected; and
       133 (iv)     to  all  such meetings all the preceding
provisions of this Schedule shall mutatis mutandis apply as though references therein to Notes, Noteholders and holders were references to the Notes of the Series or group of Series in question or to the holders of such Notes, as the case may be.

(B) If the relevant Issuer shall have issued and have outstanding Notes which are not denominated in euro, in the case of any meeting of holders of Notes of more than one currency the nominal amount of such Notes shall (i) for the purposes of paragraph 2 above be the equivalent in euro at the spot rate of a bank nominated by the Trustee for the conversion of the relevant currency or currencies into euro on the seventh dealing day prior to the day on which the requisition in writing is received by the relevant Issuer and (ii) for the purposes of paragraphs 5, 6 and 14 above (whether in respect of the meeting or any adjourned such meeting or any poll resulting therefrom) be the equivalent at such spot rate on the seventh dealing day prior to the day of such meeting. In such circumstances, on any poll each person present shall have one vote for each e1 (or such other euro amount as the Trustee may in its absolute discretion stipulate) in nominal amount of the Notes (converted as above) which he holds or represents.

23. Subject to all other provisions of these presents the Trustee may without the consent of the relevant Issuer, the Noteholders, the Receiptholders or the Couponholders prescribe such further regulations regarding the requisitioning and/or the holding of meetings of Noteholders and attendance and voting thereat as the Trustee may in its sole discretion think fit.

EXECUTED as a deed                              )
by IBM CREDIT CORPORATION                       )
acting by          and                          )
acting under the authority of that company, in  )
the presence of:                                )


Witness's signature

Name

Address

Occupation





EXECUTED as a deed                              )
by IBM INTERNATIONAL FINANCE N.V.,              )
acting by                                       )
acting under the authority of that company, in  )
the presence of:                                )


Witness's signature

Name

Address

Occupation
































EXECUTED as a deed by             )

INTERNATIONAL BUSINESS MACHINES   )
CORPORATION, acting by            )
and                               )
acting under the authority of     )
that company, in the presence of: )



Witness's signature

Name

Address

Occupation




THE COMMON SEAL of THE LAW     )
DEBENTURE TRUST CORPORATION    )
p.l.c. was affixed to this     )
deed in the presence of:       )


     Director


     Director

IN WITNESS whereof this Fourth Supplemental Trust Deed has been executed as a deed by the Issuers and the Trustee and entered into the day and year first above written.


EXECUTED as a deed                         )
by IBM CREDIT CORPORATION                  )
acting by  Kimberly A. Kispert             )      KIMBERLY A. KISPERT
acting under the authority of that company )
in the presence of: Stuart S. Moskowitz,   )
IBM Senior Counsel




EXECUTED as a deed by IBM                  )
INTERNATIONAL FINANCE N.V.                 )   P.N.J. SNOEK
acting by  P.N.J. Snoek                    )
acting under the authority of that company ) in the presence of: G. Mos


EXECUTED as a deed by INTERNATIONAL        )
BUSINESS MACHINES CORPORATION              )
acting by Dr. James H. Hodge               )   JAMES H. HODGE
acting under the authority of that company ) in the presence of: Stuart S. Moskowitz, )
IBM Senior Counsel



THE COMMON SEAL of THE LAW               )
DEBENTURE TRUST CORPORATION              )
p.l.c. was affixed to this deed in the   )     SEAL
presence of:                             )
A. Holladay, Director, and               )
B. Norrif, Director                      )

DATED 5th March, 1999


IBM CREDIT CORPORATION

- and -

IBM INTERNATIONAL FINANCE N.V.

- and -

INTERNATIONAL BUSINESS MACHINES CORPORATION

- and -

THE LAW DEBENTURE TRUST CORPORATION p.l.c.

__________________________________

FOURTH SUPPLEMENTAL TRUST DEED

further modifying and restating the
Trust Deed dated 30th July, 1993 as amended
and restated on 28th February, 1996 and further
modified on 10th March, 1997 and 6th March, 1998
relating to an e4,000,000,000 (formerly ECU4,000,000,000)
Euro Medium Term Note Programme
for the issue of Notes due from 1 month
to 30 years from the date of issue
____________________________________


to IBM International Finance        to IBM Credit and IBM
as to Netherlands law               as to U.S. Law
DeBrauw Blackstone Westbroek N.V.   Cravath, Swaine & Moore
Tripolis 300                        33 King William Street
Burberweehuispad 301                London EC4R 9DU
1076 HR Amsterdam

To the Trustee

as to English law                 as to U.S. Law
Allen & Overy                     Brown & Wood
One New Change                    (a multinational partnership)
London EC4M 9QQ                   Princes Court
                                  7 Princes Street
                                  London EC2R 8AQ

SCHEDULE
FORM OF MODIFIED PRINCIPAL TRUST DEED


DATED 30TH JULY, 1993

IBM CREDIT CORPORATION

- and -

IBM INTERNATIONAL FINANCE N.V.

-and-

INTERNATIONAL BUSINESS MACHINES CORPORATION

- and -

THE LAW DEBENTURE TRUST
CORPORATION p.l.c.

__________________________________

TRUST DEED
(as modified and restated on 5th March, 1999)

relating to an
e4,000,000,000
Euro Medium Term Note Programme
for the issue of Notes due from
1month to 30years from the date of issue
__________________________________


 to IBM International Finance        to IBM Credit and IBM
 as to Netherlands law               as to U.S. Law
 DeBrauw Blackstone Westbroek N.V.   Cravath, Swaine & Moore
 Tripolis 300                        33 King William Street
 Burberweehuispad 301                London EC4R 9DU
 1076 HR Amsterdam

 To the Trustee

 as to English law                 as to U.S. Law
 Allen & Overy                     Brown & Wood
 One New Change                    (a multinational partnership)
 London EC4M 9QQ                   Princes Court
                                   7 Princes Street
                                   London EC2R 8AQ

DATED 30TH JULY,1993

IBM CREDIT CORPORATION

- and -

IBM INTERNATIONAL FINANCE N.V.

-and-

INTERNATIONAL BUSINESS MACHINES CORPORATION

- and -

THE LAW DEBENTURE TRUST CORPORATION p.l.c.
__________________________________

TRUST DEED
(as modified and restated on 5th March, 1999)
relating to an e4,000,000,000
Euro Medium Term Note Programme
for the issue of Notes due from 1month
to 30years from the date of issue
 _________________________________



 to IBM International Finance
 as to Netherlands law
 DeBrauw Blackstone Westbroek N.V.
 Tripolis 300
 Burberweehuispad 301
 1076 HR Amsterdam

 to IBM Credit and IBM
 as to U.S. Law
 Cravath, Swaine & Moore
 33 King William Street
 London EC4R 9DU

 To the Trustee

 as to English law
 Allen & Overy
 One New Change
 London EC4M 9QQ

 as to U.S. Law
 Brown & Wood
 (a multinational partnership)
 Princes Court
 7 Princes Street
 London EC2R 8AQ

DATED 5TH MARCH, 1999

IBM CREDIT CORPORATION

- and -

IBM INTERNATIONAL FINANCE N.V.

- and -

INTERNATIONAL BUSINESS MACHINES CORPORATION

- and -

THE LAW DEBENTURE TRUST CORPORATION p.l.c.
__________________________________

FOURTH SUPPLEMENTAL TRUST DEED

further modifying and restating the Trust Deed dated 30th July, 1993 as amended and restated on 28th February, 1996 and further modified on 10th March, 1997 and 6th March, 1998 relating to an e4,000,000,000
(formerly ECU4,000,000,000)
Euro Medium Term Note Programme
for the issue of Notes due from 1 month to 30 years from the date of issue

____________________________________


 to IBM International Finance        to IBM Credit and IBM
 as to Netherlands law               as to U.S. Law
 DeBrauw Blackstone Westbroek N.V.   Cravath, Swaine & Moore
 Tripolis 300                        33 King William Street
 Burberweehuispad 301                London EC4R 9DU
 1076 HR Amsterdam

 To the Trustee

 as to English law                 as to U.S. Law
 Allen & Overy                     Brown & Wood
 One New Change                    (a multinational partnership)
 London EC4M 9QQ                   Princes Court
                                   7 Princes Street
                                   London EC2R 8AQ